-------------------------
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                                                       hours per response: 18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05685
                                   ---------------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450            Cincinnati, Ohio           45246
--------------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                    ----------------------------

Date of fiscal year end:        March 31, 2009
                           --------------------------

Date of reporting period:       March 31, 2009
                           --------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

================================================================================


DAVENPORT           ||
-----------------   ||  DAVENPORT CORE FUND
ASSET MANAGEMENT    ||



                                  ANNUAL REPORT

                                 March 31, 2009


================================================================================

THE DAVENPORT CORE FUND
LETTER TO SHAREHOLDERS                                            APRIL 22, 2009
================================================================================

Dear Shareholders,

The  following   chart   represents  The  Davenport  Core  Fund's  (the  "Fund")
performance and the performance of the S&P 500 Index*, the Fund's primary benchmark, for the periods ended March 31, 2009.

                                                                         Fiscal Year
                                                                            2009
                                                                 Since      Gross
                                                              Inception**  Expense
          Q1 2009   1 Year   3 Years**  5 Years**  10 Years**  (1/15/98)    Ratio:
----------------------------------------------------------------------------------
DAVPX      -9.60    -36.85    -10.42      -3.40      -1.28        0.55      1.00%
S&P 500   -11.01    -38.09    -13.06      -4.76      -3.00        0.14

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-281-3217.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

The first quarter of 2009 brought further market declines. After a short-lived rally in late 2008/early 2009, economic woes and uncertainty surrounding the banking system reigned supreme for most of the quarter. The S&P 500 declined 11.01%, while the Lipper Equity Income Fund(1) and Russell Midcap(2) Indices posted declines of 12.42% and 8.98%, respectively. This marked the sixth consecutive quarter of market declines. In a repeat of prior quarters, financial stocks once again led the way down.

On a more positive note, March brought much welcomed signs of life. After closing at a 12-year low early in the month, the S&P 500 managed to rally 23% from March 10th to March 26th and ended the month with an 8.8% advance. Ongoing government initiatives aimed at stabilizing the financial system and some better than expected economic data points prompted the move upward. In a reversal of prior months, Financials led the surge. This was the best monthly gain since 2002 and should have improved investor psychology somewhat. Many investors had become so accustomed to persistent declines that they seemed to question whether a rally was even possible.

For much of the quarter, we witnessed ongoing panic selling, pressure from short sellers and a strike on the part of buyers, who preferred to sit on cash. Those making bets against the market were repeatedly vindicated in tandem with constant declines. As market conditions started to improve, such bets were finally faced with the risk of losing money, thereby prompting short covering that added to the late-quarter rally. Concurrently, those sitting on the sidelines may have started to wade back into the market. There is currently a tremendous amount of liquidity in the system. According to recent commentary from Credit Suisse, roughly $14 trillion is sitting in "sideline cash" (money market funds, bank savings deposits and treasury debt held by the public). This compares to a total U.S. equity market capitalization of roughly $9 trillion. Clearly, putting some of this liquidity to work can have a significant impact on the market.

Furthermore, our government is pumping liquidity into the system. The Obama Administration seems intent on printing and spending as much money as necessary in order to stimulate the economy and loosen credit markets. While many of the Administration's recent actions seemed to have ameliorated market conditions, they are not without long-term consequences. In fact, aggressive monetary stimulus and deficit spending could ultimately lead to an inflation problem. Officials are keenly aware of this and, for example, may be quick to raise interest rates as conditions start to improve. Hence, some of the actions being taken today to improve the economy could ultimately subdue the magnitude of a recovery.

In terms of government policy, many are also fearful of measures that will be unfriendly to corporations and investors. It appears we may fund bailouts, spending needs and a rising deficit with higher income taxes on top earners, higher dividend taxes, higher capital gains taxes and the closing of various corporate tax breaks. Furthermore, industries such as Health Care and Financials may fall victim to more intense oversight and reform. All told, the Obama Administration may be ushering in a new era of increased regulation, higher taxes and social spending aimed at benefiting the common good. We are hopeful that the negotiating process in Washington will lead to a reasonable outcome. The government has certainly added a new wildcard to an already unpredictable market environment.

We are realistic about the near-term economic picture. Data points on unemployment, corporate earnings, consumer spending, and the housing market may continue to be sobering. Moreover, the ultimate impact of efforts to revive the banking system remains unpredictable. That said, sentiment has been so negative that signs of the downturn simply moderating may be enough to help push equity markets higher from current valuation levels. At a minimum, we should see improved (or just less scary) economic and earnings figures later this year as we cycle against easy comparisons. Longer-term, we continue to expect more subdued consumer spending and economic growth as we enter a new era of de-leveraging and prudence. We have heard some media outlets dub this era "the great adjustment" and we think that is an apt title.

                                 FUND COMMENTARY

The Davenport Core Fund was down 36.85% for the 12-month period ended March 31, 2009. Credit and recession fears led to broad based market pressure throughout the 12-month period. We hoped that large cap high-quality institutions would perform better than proved to be the case. Simply put, stocks of all shapes and sizes were battered in tandem with a global liquidity crunch.

The Fund's relatively defensive positioning helped cushion the market's blow somewhat. Its decline compared favorably to a 38.09% slide for the S&P 500 over the same time frame. Most notably, we maintained an above average cash balance and were underweight credit sensitive Financials such as banks. That said, we acknowledge that decent relative performance offers little solace given sizeable absolute declines.

The Financials sector represented the most significant drag on absolute results, but it was the biggest driver of relative performance versus the S&P 500. Collectively, our financial stocks fared much better than those in the benchmark. Throughout the period, we emphasized financial sub-sectors such as property & casualty insurers and asset managers. Although these areas were by no means safe havens, they did better than more credit sensitive entities. We are pleased that recent government efforts seemed to have calmed the financial system and provided a lift to bank stocks. That said, we expect to maintain an emphasis on more transparent and well capitalized companies within the Financials sector.

Our overweight position in the Consumer Staples sector helped performance, but this was offset in part by the poor performance of specific holdings within the space. During these difficult times, we have been comfortable with an overweight stance in this relatively defensive group. We may consider shifting our emphasis to more economically sensitive sectors as we see signs of economic improvement.

Our Consumer Discretionary holdings were weak in the face of lower consumer spending. We have recently lifted our exposure to the Consumer Discretionary sector via purchases of well known names such as Nike and Toyota. We are not trying to call a bottom for the consumer and remain underweight in the group versus the S&P 500, but felt as though these quality franchises offered relatively low risk ways to get exposure to a cyclical upturn.

The Technology sector was a disappointment during 2008. We thought the healthy balance sheets, decent growth prospects and reasonable valuations typical of many companies in the group would allow for relatively healthy performance. This proved not to be the case. We were also hurt last year by exposure to international wireless telecom plays, which gave back the 2007 gains we enjoyed. At current valuation levels, we believe it is worth staying the course with our tech and telecom holdings and have been pleased to see much better performance from both groups recently.

We expect to maintain an above average cash balance near-term. We like the flexibility it gives us in this volatile market environment. Given our above average cash balance and somewhat defensive positioning, we may not capture every bit of a rally. In fact, we have lagged the S&P 500 somewhat during the market's recent dramatic rally, which has been led by Financials and other higher risk entities. Nonetheless, we believe the companies we own are well positioned to build value going forward. The following are new positions to the Fund for the quarter ended March 31, 2009:

ABBOTT LABORATORIES (ABT) is a diversified health care company that manufactures and markets pharmaceuticals, medical devices, blood glucose monitoring kits and nutritional health care products. Though the Pharmaceutical division accounts for roughly 60% of revenue and 80% of operating profit, the company's strong and growing nutrition, diagnostic and vascular businesses provide significant diversification versus its peers. Abbott has limited exposure to patent expirations, has a solid line-up of successful new products and continues to grow internationally. Moreover, the company boasts a strong balance sheet and has consistently delivered impressive results.

NIKE, INC. - CLASS B (NKE) and its subsidiaries develop and market footwear, apparel, equipment and accessory products worldwide. The company also owns Jordan, Cole Haan, Converse, Nike Golf and Hurley brands. Like all major retailers, the company's results, outlook and stock price have suffered from the global recession and its impact on consumer purchasing behavior. At current levels, however, we believe shares of NKE adequately reflect recessionary expectations while failing to capture the company's ability to manage costs and gain market share. Moreover, the company has one of the strongest balance sheets in the Consumer sectors, continues to purchase significant amounts of stock and is well diversified geographically.

OCCIDENTAL PETROLEUM CORP. (OXY) is the fourth largest oil company in the U.S. OXY is also amongst the most oil-levered E&Ps (Exploration and Production Company) (with a production mix of roughly 80% crude oil/NGLs (Natural Gas Liquid(s) and 20% natural gas) and has no downstream (refining) operations. Given the company's strong balance sheet (A rated at S&P and A2 at Moody's),
13.8 year reserve life (highest in the E&P peer group), and conservative management team, we view this as a high quality way to take a more offensive approach to a rebound in oil prices.

TOYOTA MOTOR CORP. (TM) has become the largest carmaker in the world via successful brands such as Toyota, Lexus, Scion, Daihatsu and Hino. The company has roughly 40% market share in Japan and 17% market share in the U.S. Over the years, Toyota has built the most efficient manufacturing processes in the industry, producing high quality automobiles at very competitive costs. Moreover, the company has one of the strongest balance sheets in the industry and appears poised to take advantage of struggles at the "Detroit Three." While the company has not been spared by the freefall in new car demand, we believe this is an attractive entry point into a high quality situation with significant long term opportunities.

The following position was increased during the quarter ended March 31, 2009:

GOOGLE, INC. (GOOG) is the world's leading Internet technology and media company. While the global slowdown has undoubtedly impacted the outlook at GOOG, we are encouraged by the strength in advertising sales relative to traditional media channels. Moreover, the company has zero debt and $15.5 billion in cash which equates to $50 per share.

We are maintaining the same approach to our strategy. We continue to emphasize companies with transparent business models, financial flexibility and the potential to grow earnings over time. Our goal is to have the best team of stocks on the field to not only get through this difficult time, but also participate in an eventual recovery. Thank you for your trust and we look forward to reporting back to you as we progress through the year.

                                          Sincerely,

                                          Joseph L. Antrim, III
                                          President
                                          The Davenport Core Fund

(1) LIPPER EQUITY INCOME FUNDS INDEX is an unmanaged index of the 30 largest equity income funds tracked by Lipper Inc., based on total year-end net asset value. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

(2) THE RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000.

THE DAVENPORT CORE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE INVALUE OF A $10,000 INVESTMENT IN THE DAVENPORT CORE FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                                             STANDARD & POOR'S
                 THE DAVENPORT CORE FUND         500 INDEX
                 -----------------------   --------------------
                 DATE          VALUE       DATE          VALUE
                 ----         -------      ----         -------
                 03/31/99     $10,000      03/31/99     $10,000
                 06/30/99      10,512      06/30/99      10,705
                 09/30/99       9,860      09/30/99      10,036
                 12/31/99      11,018      12/31/99      11,530
                 03/31/00      11,493      03/31/00      11,794
                 06/30/00      11,130      06/30/00      11,481
                 09/30/00      11,026      09/30/00      11,370
                 12/31/00      10,940      12/31/00      10,480
                 03/31/01       9,579      03/31/01       9,238
                 06/30/01       9,897      06/30/01       9,778
                 09/30/01       8,882      09/30/01       8,343
                 12/31/01       9,683      12/31/01       9,234
                 03/31/02       9,855      03/31/02       9,260
                 06/30/02       9,027      06/30/02       8,019
                 09/30/02       7,682      09/30/02       6,634
                 12/31/02       8,107      12/31/02       7,194
                 03/31/03       7,819      03/31/03       6,967
                 06/30/03       8,920      06/30/03       8,039
                 09/30/03       9,268      09/30/03       8,252
                 12/31/03      10,150      12/31/03       9,257
                 03/31/04      10,455      03/31/04       9,414
                 06/30/04      10,486      06/30/04       9,576
                 09/30/04      10,322      09/30/04       9,397
                 12/31/04      11,311      12/31/04      10,264
                 03/31/05      11,178      03/31/05      10,044
                 06/03/05      11,195      06/03/05      10,181
                 09/30/05      11,582      09/30/05      10,548
                 12/31/05      11,830      12/31/05      10,768
                 03/31/06      12,238      03/31/06      11,222
                 06/30/06      12,087      06/30/06      11,060
                 09/30/06      12,575      09/30/06      11,687
                 12/31/06      13,365      12/31/06      12,469
                 03/31/07      13,465      03/31/07      12,549
                 06/30/07      14,512      06/30/07      13,337
                 09/30/07      15,276      09/30/07      13,608
                 12/31/07      15,120      12/31/07      13,154
                 03/31/08      13,928      03/31/08      11,912
                 06/30/08      13,236      06/30/08      11,587
                 09/30/08      12,264      09/30/08      10,617
                 12/31/08       9,729      12/31/08       8,288
                 03/31/09       8,796      03/31/09       7,375

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                       (for periods ended March 31, 2009)

                                         1 YEAR     5 YEARS     10 YEARS
The Davenport Core Fund                  -36.85%     -3.40%      -1.28%
Standard & Poor's 500 Index              -38.09%     -4.76%      -3.00%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT CORE FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                              [BAR CHART OMITTED]

                                           (% OF NET ASSETS)

                                 The Davenport      Standard & Poor's 500
                                   Core Fund                Index
                                 ----------------------------------------
Consumer Discretionary                 7.7%                  8.8%
Consumer Staples                      19.1%                 12.8%
Energy                                11.3%                 13.0%
Financials                            12.4%                 10.8%
Health Care                           11.0%                 15.3%
Industrials                            7.9%                  9.7%
Information Technology                18.8%                 18.0%
Materials                              5.1%                  3.3%
Telecommunication Services             2.8%                  4.0%
Utilities                              0.0%                  4.3%
Exchange-Traded Funds                  1.8%                  0.0%
Cash Equivalents                       2.1%                  0.0%


TOP TEN EQUITY HOLDINGS

                                                             % OF
SECURITY DESCRIPTION                                      NET ASSETS
--------------------                                      ----------

Colgate-Palmolive Company                                    3.1%
Exxon Mobil Corporation                                      3.1%
Wal-Mart Stores, Inc.                                        3.0%
Markel Corporation                                           2.9%
Berkshire Hathaway, Inc. - Class B                           2.8%
Chevron Corporation                                          2.7%
PepisCo, Inc.                                                2.6%
Johnson & Johnson                                            2.5%
Oracle Corporation                                           2.5%
International Business Machines Corporation                  2.3%

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
    SHARES   COMMON STOCKS -- 96.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.7%
   100,673   Lowe's Companies, Inc. ............................   $  1,837,282
    28,175   NIKE, Inc. - Class B ..............................      1,321,126
    54,529   Omnicom Group, Inc. ...............................      1,275,979
    21,300   Toyota Motor Corporation - ADR ....................      1,348,290
    72,375   Walt Disney Company (The) .........................      1,314,330
                                                                   ------------
                                                                      7,097,007
                                                                   ------------
             CONSUMER STAPLES -- 19.1%
   102,225   Altria Group, Inc. ................................      1,637,644
    48,457   Colgate-Palmolive Company .........................      2,857,994
    29,900   Diageo plc - ADR ..................................      1,338,025
    80,141   Kraft Foods, Inc. - Class A .......................      1,786,343
    46,350   PepsiCo, Inc. .....................................      2,386,098
    38,418   Procter & Gamble Company (The) ....................      1,809,104
    87,784   SABMiller plc - ADR ...............................      1,294,814
    66,336   Walgreen Company ..................................      1,722,082
    53,547   Wal-Mart Stores, Inc. .............................      2,789,799
                                                                   ------------
                                                                     17,621,903
                                                                   ------------
             ENERGY -- 11.3%
    36,766   Chevron Corporation ...............................      2,472,146
    18,044   EOG Resources, Inc. ...............................        988,090
    41,944   Exxon Mobil Corporation ...........................      2,856,386
    27,675   Occidental Petroleum Corporation ..................      1,540,114
    33,949   Schlumberger Ltd. .................................      1,379,008
    20,044   Transocean Ltd. (a) ...............................      1,179,389
                                                                   ------------
                                                                     10,415,133
                                                                   ------------
             FINANCIALS -- 12.4%
    63,163   BB&T Corporation ..................................      1,068,718
       909   Berkshire Hathaway, Inc. - Class B (a) ............      2,563,380
    94,600   Brookfield Asset Management, Inc. - Class A .......      1,303,588
     4,730   CME Group, Inc. ...................................      1,165,425
    54,736   JPMorgan Chase & Company ..........................      1,454,883
     9,501   Markel Corporation (a) ............................      2,697,144
    40,632   T. Rowe Price Group, Inc. .........................      1,172,639
                                                                   ------------
                                                                     11,425,777
                                                                   ------------
             HEALTH CARE -- 11.0%
    35,275   Abbott Laboratories ...............................      1,682,618
    42,962   Allergan, Inc. ....................................      2,051,865
    44,590   Johnson & Johnson .................................      2,345,434
    31,675   Laboratory Corporation of America Holdings (a) ....      1,852,671
    25,925   Owens & Minor, Inc. ...............................        858,895
    38,038   Zimmer Holdings, Inc. (a) .........................      1,388,387
                                                                   ------------
                                                                     10,179,870
                                                                   ------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 96.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 7.9%
    42,150   Caterpillar, Inc. .................................   $  1,178,514
    35,744   Danaher Corporation ...............................      1,938,040
    93,392   General Electric Company ..........................        944,193
    31,991   United Parcel Service, Inc. - Class B .............      1,574,597
    39,571   United Technologies Corporation ...................      1,700,761
                                                                   ------------
                                                                      7,336,105
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.8%
    55,675   Accenture Ltd. - Class A ..........................      1,530,506
    13,839   Apple, Inc. (a) ...................................      1,454,756
    50,150   Automatic Data Processing, Inc. ...................      1,763,274
   107,819   Cisco Systems, Inc. (a) ...........................      1,808,125
     4,709   Google, Inc. - Class A (a) ........................      1,639,014
   110,711   Intel Corporation .................................      1,666,200
    21,688   International Business Machines Corporation .......      2,101,350
   104,349   Microsoft Corporation .............................      1,916,891
   100,177   Nokia Corporation - ADR ...........................      1,169,066
   128,061   Oracle Corporation ................................      2,314,062
                                                                   ------------
                                                                     17,363,244
                                                                   ------------
             MATERIALS -- 5.1%
    70,601   Albemarle Corporation .............................      1,536,984
    17,225   Potash Corporation of Saskatchewan, Inc. ..........      1,391,952
    26,149   Praxair, Inc. .....................................      1,759,566
                                                                   ------------
                                                                      4,688,502
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 2.8%
    40,428   China Mobile Ltd. - ADR ...........................      1,759,426
    22,721   Millicom International Cellular S.A. (a) ..........        841,586
                                                                   ------------
                                                                      2,601,012
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $111,000,588) ...........   $ 88,728,553
                                                                   ------------

================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 1.8%                             VALUE
--------------------------------------------------------------------------------
    34,650   SPDR S&P Biotech ETF (Cost $2,285,722) ............   $  1,668,398
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.9%              VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 0.9%
$  419,000     due 04/06/2009 ..................................   $    418,997
   119,000     due 04/20/2009 ..................................        118,997
   247,000     due 05/13/2009 ..................................        246,951
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (Cost $784,956) .................................   $    784,945
                                                                   ------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.1%                                VALUE
--------------------------------------------------------------------------------
 1,064,876   First American Treasury Obligations Fund -
               Class Y, 0.17% (b) (Cost $1,064,876) ............   $  1,064,876
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.9%
                (Cost $115,136,142) ............................   $ 92,246,772

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....        111,395
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 92,358,167
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009
========================================================================================
ASSETS
   Investments in securities:
      At acquisition cost .............................................   $  115,136,142
                                                                          ==============
      At market value (Note 1) ........................................   $   92,246,772
   Dividends receivable ...............................................          186,479
   Receivable for capital shares sold .................................           69,371
   Other assets .......................................................           12,599
                                                                          --------------
      TOTAL ASSETS ....................................................       92,515,221
                                                                          --------------

LIABILITIES
   Payable for capital shares redeemed ................................           76,218
   Accrued investment advisory fees (Note 3) ..........................           63,152
   Accrued administration fees (Note 3) ...............................           12,100
   Accrued compliance fees (Note 3) ...................................            1,250
   Other accrued expenses .............................................            4,334
                                                                          --------------
      TOTAL LIABILITIES ...............................................          157,054
                                                                          --------------

NET ASSETS ............................................................   $   92,358,167
                                                                          ==============

Net assets consist of:
Paid-in capital .......................................................   $  127,555,041
Undistributed net investment income ...................................           13,272
Accumulated net realized losses from security transactions ............      (12,320,776)
Net unrealized depreciation on investments ............................      (22,889,370)
                                                                          --------------
Net assets ............................................................   $   92,358,167
                                                                          ==============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ..............       11,053,935
                                                                          ==============

Net asset value, offering price and redemption price per share (Note 1)   $         8.36
                                                                          ==============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=====================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax of $30,803) .........................   $  2,544,185
   Interest ..........................................................          6,847
                                                                         ------------
      TOTAL INVESTMENT INCOME ........................................      2,551,032
                                                                         ------------

EXPENSES
   Investment advisory fees (Note 3) .................................        964,137
   Administration fees (Note 3) ......................................        185,148
   Professional fees .................................................         21,915
   Custodian and bank service fees ...................................         19,741
   Compliance service fees and expenses (Note 3) .....................         18,042
   Trustees' fees and expenses .......................................         15,332
   Registration fees .................................................         13,435
   Printing of shareholder reports ...................................         13,320
   Postage and supplies ..............................................         12,690
   Insurance expense .................................................         11,273
   Other expenses ....................................................         16,377
                                                                         ------------
      TOTAL EXPENSES .................................................      1,291,410
                                                                         ------------

NET INVESTMENT INCOME ................................................      1,259,622
                                                                         ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ....................    (12,016,458)
   Net change in unrealized appreciation (depreciation) on investments    (47,088,050)
                                                                         ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ....................    (59,104,508)
                                                                         ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...........................   $(57,844,886)
                                                                         ============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                   YEAR              YEAR
                                                                  ENDED             ENDED
                                                                 MARCH 31,         MARCH 31,
                                                                   2009              2008
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..................................   $    1,259,622    $      967,807
   Net realized gains (losses) from security transactions .      (12,016,458)       13,162,124
   Net change in unrealized appreciation
      (depreciation) on investments .......................      (47,088,050)       (8,698,751)
                                                              --------------    --------------
Net increase (decrease) in net assets from operations .....      (57,844,886)        5,431,180
                                                              --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,246,350)         (970,615)
   From net realized capital gains on security transactions       (3,235,173)      (14,895,339)
                                                              --------------    --------------
Decrease in net assets from distributions to shareholders .       (4,481,523)      (15,865,954)
                                                              --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       18,040,702        18,325,065
   Net asset value of shares issued in
      reinvestment of distributions to shareholders.. .....        4,278,733        15,101,443
   Payments for shares redeemed ...........................      (23,433,413)      (18,848,280)
                                                              --------------    --------------
Net increase (decrease) in net assets
   from capital share transactions ........................       (1,113,978)       14,578,228
                                                              --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      (63,440,387)        4,143,454

NET ASSETS
   Beginning of year ......................................      155,798,554       151,655,100
                                                              --------------    --------------
   End of year ............................................   $   92,358,167    $  155,798,554
                                                              ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $       13,272    $           --
                                                              ==============    ==============

CAPITAL SHARE ACTIVITY
   Sold ...................................................        1,507,925         1,201,518
   Reinvested .............................................          460,719         1,005,915
   Redeemed ...............................................       (2,184,995)       (1,221,802)
                                                              --------------    --------------
   Net increase (decrease) in shares outstanding ..........         (216,351)          985,631
   Shares outstanding at beginning of year ................       11,270,286        10,284,655
                                                              --------------    --------------
   Shares outstanding at end of year ......................       11,053,935        11,270,286
                                                              ==============    ==============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of year ....................     $    13.82     $    14.75     $    13.99     $    13.08     $    12.30
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.11           0.10           0.10           0.07           0.07
   Net realized and unrealized gains
      (losses) on investments ...........          (5.17)          0.53           1.28           1.17           0.78
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (5.06)          0.63           1.38           1.24           0.85
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.11)         (0.10)         (0.10)         (0.07)         (0.07)
   Distributions from
      net realized gains ................          (0.29)         (1.46)         (0.52)         (0.26)            --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.40)         (1.56)         (0.62)         (0.33)         (0.07)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $     8.36     $    13.82     $    14.75     $    13.99     $    13.08
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        (36.85)%         3.44%         10.02%          9.48%          6.91%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   92,358     $  155,799     $  151,655     $  148,923     $  138,181
                                              ==========     ==========     ==========     ==========     ==========

Ratio of expenses
  to average net assets .................          1.00%          0.96%          0.98%          0.98%          0.98%

Ratio of net investment income
  to average net assets .................          0.98%          0.60%          0.67%          0.50%          0.57%

Portfolio turnover rate .................            39%            37%            26%            39%            28%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Davenport Core Fund (formerly The Davenport Equity Fund) (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs

      o     Level 3 - significant unobservable inputs

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

--------------------------------------------------------------------------------
                                                                   THE DAVENPORT
VALUATION INPUTS                                                     CORE FUND
--------------------------------------------------------------------------------
Level 1 - Quoted price .........................................    $ 91,461,827
Level 2 - Other significant observable inputs ..................         784,945
Level 3 - Significant unobservable inputs ......................              --
                                                                    ------------
Total ..........................................................    $ 92,246,772
                                                                    ============
--------------------------------------------------------------------------------

Repurchase agreements -- The Fund may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Fund may be delayed or limited.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

--------------------------------------------------------------------------------
                               ORDINARY         LONG-TERM
       YEAR ENDED               INCOME         CAPITAL GAINS          TOTAL
--------------------------------------------------------------------------------
     March 31, 2009           $1,246,350       $  3,235,173       $  4,481,523
     March 31, 2008           $2,627,384       $ 13,238,570       $ 15,865,954
--------------------------------------------------------------------------------

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------
Cost of portfolio investments ...............................    $  115,440,460
                                                                 ==============
Gross unrealized appreciation ...............................    $    5,023,805
Gross unrealized depreciation ...............................       (28,217,493)
                                                                 --------------
Net unrealized depreciation .................................    $  (23,193,688)
Undistributed ordinary income ...............................            13,272
Capital loss carryforward ...................................        (2,581,964)
Post-October losses .........................................        (9,434,494)
                                                                 --------------
Accumulated deficit .........................................    $  (35,196,874)
                                                                 ==============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of March 31, 2009, the Fund had a capital loss carryforward of $2,581,964, which expires March 31, 2017. In addition, the Fund had net realized capital losses of $9,434,494 during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2010. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

FASB's Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled to $48,765,475 and $50,415,172, respectively.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such assets; and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. In addition, the Fund reimburses Ultimus for any out-of-pocket expenses incurred for providing these services.

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Davenport Core Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Core Fund (formerly The Davenport Equity Fund) (the "Fund") (a series of the Williamsburg Investment Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Core Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP


Cincinnati, Ohio
May 21, 2009

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                            POSITION HELD         LENGTH OF
        TRUSTEE                         ADDRESS                      AGE    WITH THE TRUST       TIME SERVED
--------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.      931 Broad Street Road                72      Chairman and       Since
                                Manakin-Sabot, VA                            Trustee            June 1991

* Austin Brockenbrough III      1802 Bayberry Court, Suite 400       72      Trustee            Since
                                Richmond, VA                                                    September 1988

* John T. Bruce                 800 Main Street                      55      Trustee            Since
                                Lynchburg, VA                                                   September 1988

  Robert S. Harris              100 Darden Boulevard                 59      Trustee            Since
                                Charlottesville, VA                                             January 2007

  J. Finley Lee,  Jr.           448 Pond Apple Drive North           69      Trustee            Since
                                Naples, FL                                                      September 1988

  Richard L. Morrill            University of Richmond               69      Trustee            Since
                                Richmond, VA                                                    March 1993

  Harris V. Morrissette         100 Jacintoport Boulevard            49      Trustee            Since
                                Saraland, AL                                                    March 1993

  Samuel B. Witt III            302 Clovelly Road                    73      Trustee            Since
                                Richmond, VA                                                    November 1988

  Joseph L. Antrim III          One James Center                     63      President          Since
                                901 E. Cary Street                                              November 1997
                                Richmond, VA

  John P. Ackerly IV            One James Center                     45      Vice President     Since
                                901 E. Cary Street                                              November 1997
                                Richmond, VA

  Robert G. Dorsey              225 Pictoria Drive, Suite 450        52      Vice President     Since
                                Cincinnati, OH                                                  November 2000

  Mark J. Seger                 225 Pictoria Drive, Suite 450        47      Treasurer          Since
                                Cincinnati, OH                                                  November 2000

  John F. Splain                225 Pictoria Drive, Suite 450        52      Secretary          Since
                                Cincinnati, OH                                                  November 2000

  Tina H. Bloom                 225 Pictoria Drive, Suite 450        40      Chief Compliance   Since
                                Cincinnati, OH                               Officer            August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT CORE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2008 through March 31, 2009).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                   BEGINNING         ENDING
                                 ACCOUNT VALUE    ACCOUNT VALUE   EXPENSES PAID
                                OCTOBER 1, 2008   MARCH 31, 2009  DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00        $  717.20         $4.54

Based on Hypothetical 5% Return
   (before expenses)               $1,000.00        $1,019.65         $5.34
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.06% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT CORE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,246,350 as taxed at a maximum rate of 15%, as well as $3,235,173 as long-term capital gain distributions. For the fiscal year ended March 31, 2009, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Core Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on both the short-term and the long-term performance of the Fund (which exceeded the returns of both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality portfolio managment services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund's shareholders by executing portfolio transactions at no cost to the Fund.

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE DAVENPORT CORE FUND

                  INVESTMENT ADVISER
                  Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219-4037

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  1-800-281-3217

                  CUSTODIAN
                  US Bank
                  425 Walnut Street
                  Cincinnati, Ohio 45202

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt III

                  OFFICERS
                  Joseph L. Antrim III, President
                  John P. Ackerly IV, Vice President

================================================================================

DAVENPORT
----------------
ASSET MANAGEMENT


Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE o SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

--------------------------------------------------------------------------------

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS


                         ==============================
                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                  ANNUAL REPORT
                                 March 31, 2009

                                  NO-LOAD FUNDS

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 14, 2009
================================================================================

Enclosed is our report on the performance of the FBP Balanced Fund and the FBP Value Fund for the annual period ended March, 31, 2009. Additionally, we will comment on the positive reaction of the market and your Fund shares as a result of the substantial change in investor sentiment since the early part of March.

The past year was the most difficult twelve-month period we have experienced in our investment careers. Escalating energy prices and the bursting of the real estate bubble exposed the excessive debt that corporations, financial institutions and individuals had accumulated over the course of the previous business cycles. This debt became a huge cloud over the world's economic system. As real estate and other asset values began to decline, a vicious cycle of deleveraging forces pushed prices lower and lower, resulting in the most severe financial crisis in decades.

Investors shrugged off the rescues of Countrywide and Bear Stearns in early 2008, but by September a number of other financial companies were in distress. After repeatedly indicating that the companies were adequately capitalized, the Federal Government, prompted by the rising tide of mortgage foreclosures, effectively nationalized Fannie Mae and Freddie Mac. That action, combined with the decision to allow Lehman Brothers to go into bankruptcy, badly shook investors' confidence and led them to conclude that the financial system was on shaky ground. A few days later AIG was also effectively nationalized, adding to the panic and fear. All but the safest investments came under pressure - even the safety of short-term money market funds and bank deposits was being questioned. The credit markets seized up and fear became widespread.

The news from Wall Street hit Main Street hard. Retail and industrial sales quickly slowed as consumers and businesses became very cautious in their spending and outlook for the future. It became obvious very quickly that the economy was in a deep recession. GDP plummeted and unemployment shot up, adding to the doubts about personal financial stability.

In response, multiple, coordinated worldwide monetary and fiscal plans were implemented to re-inflate the world's economies. The Federal Reserve and the U.S. government reacted with aggressive policies, including lowering interest rates, increasing the money supply, passing fiscal stimulus packages and creating programs to stabilize asset values. In January, the incoming Obama Administration made improving the economy its top priority. Congress passed an enormous spending bill to stimulate economic activity and the Obama Administration increased its regulation of the banking system by initiating a stress test for the largest institutions. The test was designed to assure that the banks could function even if economic conditions worsened. It now appears that these actions are working. The economy and financial markets have shown signs of stabilizing and confidence is being restored. We do have concerns about the long-term impact on our capitalist system of increased government debt and regulation, but the short-term impact has been positive.

The S&P 500 Index ("S&P 500") returned -38.1% over the last year. From its peak in late 2007, the market decline of more than 50% is comparable to the bear markets of the

1970s and 1930s. Every sector in the S&P 500 posted negative returns, with Financials, Industrials and Materials posting the worst. The Funds were similarly affected by this difficult period, with the Balanced Fund falling 29.2% and the Value Fund dropping 41.8%. The Funds' exposure to Financials was the largest drag on performance relative to the S&P 500, accounting for all of the underperformance with Bank of America, AIG and Lincoln Financial being the largest detractors from performance. The Funds' Industrials holdings also underperformed, but that was more than offset by positive relative performance in both the Consumer Discretionary and Health Care sectors. Family Dollar Stores and Kohl's were our top performing consumer stocks while Amgen led our holdings in the Health Care sector. Balanced Fund returns were helped by the Fund's allocation to fixed income assets. The Balanced Fund's fixed income holdings emphasized short-term investment grade issues, which produced positive returns and helped protect principal in a challenging environment.

As we wrote in our most recent quarterly letter, improvements in the market appeared in early March and are encouraging. In our view, Wall Street sentiment has improved dramatically and earnings reports have been generally better than expected. Stocks have rebounded strongly, up more than 30% from the March 9th lows. The Funds have also responded positively, outpacing the S&P 500 in this initial recovery. The current rally is more powerful in its breadth than other recent moves and is being led by sectors that usually perform well in the beginning stages of an economic recovery. The banks' stress test results have been released and the tests indicate that, while some need additional capital, the banks are healthier than was feared and should be able to absorb further losses as the economy gradually recovers. The markets are now looking forward. While the path will not be straight up, we are optimistic that the recovery is underway and the outlook for investors will be brighter.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. We thank you for your continued confidence and investment in The Flippin, Bruce and Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
May 14, 2009

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it's accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpinc.com.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500 Index, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% of its investable assets in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

                               STANDARD & POOR'S
       FBP VALUE FUND              500 INDEX            CONSUMER PRICE INDEX
    --------------------      --------------------      --------------------
    DATE          VALUE       DATE          VALUE       DATE          VALUE
    ----         -------      ----         -------      ----         -------
    03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
    06/30/99      11,347      06/30/99      10,705      06/30/99      10,091
    09/30/99       9,853      09/30/99      10,036      09/30/99      10,145
    12/31/99      10,119      12/31/99      11,530      12/31/99      10,225
    03/31/00       9,460      03/31/00      11,794      03/31/00      10,322
    06/30/00       9,120      06/30/00      11,481      06/30/00      10,425
    09/30/00       9,485      09/30/00      11,370      09/30/00      10,504
    12/31/00       9,925      12/31/00      10,480      12/31/00      10,583
    03/31/01      10,139      03/31/01       9,237      03/31/01      10,687
    06/30/01      10,891      06/30/01       9,778      06/30/01      10,802
    09/30/01       9,571      09/30/01       8,343      09/30/01      10,790
    12/31/01      11,055      12/31/01       9,234      12/31/01      10,784
    03/31/02      11,070      03/31/02       9,260      03/31/02      10,809
    06/30/02       9,660      06/30/02       8,019      06/30/02      10,930
    09/30/02       8,033      09/30/02       6,634      09/30/02      10,984
    12/31/02       8,655      12/31/02       7,193      12/31/02      11,021
    03/31/03       8,124      03/31/03       6,967      03/31/03      11,130
    06/30/03       9,731      06/30/03       8,039      06/30/03      11,154
    09/30/03      10,176      09/30/03       8,252      09/30/03      11,221
    12/31/03      11,418      12/31/03       9,257      12/31/03      11,215
    03/31/04      11,910      03/31/04       9,414      03/31/04      11,319
    06/30/04      12,050      06/30/04       9,576      06/30/04      11,495
    09/30/04      11,614      09/30/04       9,397      09/30/04      11,519
    12/31/04      12,652      12/31/04      10,264      12/31/04      11,610
    03/31/05      12,464      03/31/05      10,044      03/31/05      11,751
    06/30/05      12,753      06/30/05      10,181      06/30/05      11,911
    09/30/05      12,967      09/30/05      10,548      09/30/05      12,033
    12/31/05      13,393      12/31/05      10,768      12/31/05      12,107
    03/31/06      13,963      03/31/06      11,222      03/31/06      12,174
    06/30/06      13,795      06/30/06      11,060      06/30/06      12,407
    09/30/06      14,841      09/30/06      11,687      09/30/06      12,493
    12/31/06      15,759      12/31/06      12,469      12/31/06      12,345
    03/31/07      15,579      03/31/07      12,549      03/31/07      12,467
    06/30/07      16,509      06/30/07      13,337      06/30/07      12,740
    09/30/07      16,154      09/30/07      13,608      09/30/07      12,738
    12/31/07      14,657      12/31/07      13,154      12/31/07      12,877
    03/31/08      13,035      03/31/08      11,912      03/31/08      12,969
    06/30/08      11,718      06/30/08      11,587      06/30/08      13,272
    09/30/08      11,466      09/30/08      10,617      09/30/08      13,422
    12/31/08       8,456      12/31/08       8,287      12/31/08      13,014
    03/31/09       7,589      03/31/09       7,375      03/31/09      12,999

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED) (CONTINUED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

                              STANDARD & POOR'S
     FBP BALANCED FUND            500 INDEX            CONSUMER PRICE INDEX
     ------------------      --------------------      --------------------
     DATE        VALUE       DATE          VALUE       DATE          VALUE
     ----       -------      ----         -------      ----         -------
     03/31/99   $10,000      03/31/99     $10,000      03/31/99     $10,000
     06/30/99    10,878      06/30/99      10,705      06/30/99      10,091
     09/30/99     9,884      09/30/99      10,036      09/30/99      10,145
     12/31/99    10,236      12/31/99      11,530      12/31/99      10,225
     03/31/00     9,812      03/31/00      11,794      03/31/00      10,322
     06/30/00     9,511      06/30/00      11,481      06/30/00      10,425
     09/30/00     9,895      09/30/00      11,370      09/30/00      10,504
     12/31/00    10,344      12/31/00      10,480      12/31/00      10,583
     03/31/01    10,533      03/31/01       9,237      03/31/01      10,687
     06/30/01    11,063      06/30/01       9,778      06/30/01      10,802
     09/30/01    10,299      09/30/01       8,343      09/30/01      10,790
     12/31/01    11,371      12/31/01       9,234      12/31/01      10,784
     03/31/02    11,346      03/31/02       9,260      03/31/02      10,809
     06/30/02    10,358      06/30/02       8,019      06/30/02      10,930
     09/30/02     9,242      09/30/02       6,634      09/30/02      10,984
     12/31/02     9,810      12/31/02       7,193      12/31/02      11,021
     03/31/03     9,513      03/31/03       6,967      03/31/03      11,130
     06/30/03    10,881      06/30/03       8,039      06/30/03      11,154
     09/30/03    11,245      09/30/03       8,252      09/30/03      11,221
     12/31/03    12,254      12/31/03       9,257      12/31/03      11,215
     03/31/04    12,670      03/31/04       9,414      03/31/04      11,319
     06/30/04    12,747      06/30/04       9,576      06/30/04      11,495
     09/30/04    12,426      09/30/04       9,397      09/30/04      11,519
     12/31/04    13,240      12/31/04      10,264      12/31/04      11,610
     03/31/05    13,076      03/31/05      10,044      03/31/05      11,751
     06/30/05    13,298      06/30/05      10,181      06/30/05      11,911
     09/30/05    13,454      09/30/05      10,548      09/30/05      12,033
     12/31/05    13,790      12/31/05      10,768      12/31/05      12,107
     03/31/06    14,227      03/31/06      11,222      03/31/06      12,174
     06/30/06    14,150      06/30/06      11,060      06/30/06      12,407
     09/30/06    14,964      09/30/06      11,687      09/30/06      12,493
     12/31/06    15,674      12/31/06      12,469      12/31/06      12,345
     03/31/07    15,607      03/31/07      12,549      03/31/07      12,467
     06/30/07    16,323      06/30/07      13,337      06/30/07      12,740
     09/30/07    16,166      09/30/07      13,608      09/30/07      12,738
     12/31/07    15,237      12/31/07      13,154      12/31/07      12,877
     03/31/08    14,160      03/31/08      11,912      03/31/08      12,969
     06/30/08    13,177      06/30/08      11,587      06/30/08      13,272
     09/30/08    13,033      09/30/08      10,617      09/30/08      13,422
     12/31/08    10,646      12/31/08       8,287      12/31/08      13,014
     03/31/09    10,033      03/31/09       7,375      03/31/09      12,999

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2009)

                                       1 YEAR       5 YEARS       10 YEARS
                                       ------       -------       --------
FBP Value Fund                         -41.78%       -8.62%        -2.72%
FBP Balanced Fund                      -29.15%       -4.56%         0.03%
Standard & Poor's 500 Index            -38.09%       -4.76%        -3.00%
Consumer Price Index                     0.23%        2.81%         2.66%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do reflect the deduction of taxes a shareholder would pay on the Funds' distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

GENERAL INFORMATION
---------------------------------------
Net Asset Value Per Share       $ 12.02
Total Net Assets  (Millions)    $  20.6
Current Net Expense Ratio         1.07%
Portfolio Turnover                  16%
Fund Inception Date             7/30/93


                           FBP VALUE  S&P 500
STOCK CHARACTERISTICS         FUND     INDEX
---------------------------------------------
Number of Stocks                 42      500
Weighted Avg Market
  Capitalization  (Billions)  $56.7    $66.7
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)    10.6     12.6
Price-to-Book Value             1.4      1.8


ASSET ALLOCATION
---------------------------------------------

[PIE CHART OMITTED]

Cash Equivalents                 2.1%
Stocks                          97.9%


SECTOR DIVERSIFICATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                  (% OF NET ASSETS)

                                 FBP Value    S&P 500
SECTOR DIVERSIFICATION              Fund       Index
-----------------------------------------------------
Consumer Discretionary             16.0%         8.8%
Consumer Staples                   13.2%        12.8%
Energy                              4.7%        13.0%
Financials                         11.7%        10.8%
Health Care                        17.9%        15.3%
Industrials                        10.0%         9.7%
Information Technology             22.4%        18.0%
Materials                           2.0%         3.3%
Telecommunication Services          0.0%         4.0%
Utilities                           0.0%         4.3%
Cash Equivalents                    2.1%         0.0%


TEN LARGEST EQUITY HOLDINGS              % OF NET ASSETS
---------------------------              ---------------
International Business Machines Corporation    6.6%
Wal-Mart Stores, Inc.                          4.8%
Travelers Companies, Inc. (The)                4.3%
JPMorgan Chase & Company                       4.1%
Johnson & Johnson                              3.8%
WellPoint, Inc.                                3.8%
Kohl's Corporation                             3.7%
Best Buy Company, Inc.                         3.7%
Cisco Systems, Inc.                            3.7%
Pfizer, Inc.                                   3.6%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

GENERAL INFORMATION
---------------------------------------
Net Asset Value Per Share       $ 10.97
Total Net Assets  (Millions)    $  34.2
Current Net Expense Ratio         1.00%
Portfolio Turnover                  24%
Fund Inception Date              7/3/89


ASSET ALLOCATION
---------------------------------------------

[PIE CHART OMITTED]

Cash Equivalents                 3.1%
Fixed Income                    35.0%
Stocks                          61.9%


STOCK PORTFOLIO (61.9% OF FUND)
--------------------------------------------------------------------------------
Number of Stocks                   51
Weighted Avg Market
   Capitalization  (Billions)  $ 56.2
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)     10.6
Price-to-Book Value               1.4


FIVE LARGEST SECTORS           % OF NET ASSETS
--------------------           ---------------
Information Technology              12.5%
Health Care                         10.3%
Consumer Discretionary               9.7%
Consumer Staples                     8.8%
Financials                           7.5%


TEN LARGEST EQUITY HOLDINGS    % OF NET ASSETS
---------------------------    ---------------
International Business
   Machines Corporation              3.7%
JPMorgan Chase & Company             2.7%
Wal-Mart Stores, Inc.                2.6%
Pfizer, Inc.                         2.6%
Travelers Companies, Inc. (The)      2.5%
Johnson & Johnson                    2.3%
WellPoint, Inc.                      2.1%
Cisco Systems, Inc.                  2.0%
Best Buy Company, Inc.               1.9%
Home Depot, Inc. (The)               1.8%


FIXED INCOME PORTFOLIO (35.0% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities      16
Average Quality                         A
Average Weighted Maturity        1.7 yrs.
Average Effective Duration       1.4 yrs.


SECTOR BREAKDOWN               % OF NET ASSETS
----------------               ---------------
U.S. Treasury                        2.3%
Government Agency                    6.8%
Corporate                           25.9%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 97.9%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.0%
Best Buy Company, Inc. ............................       20,000   $    759,200
Home Depot, Inc. (The) ............................       28,000        659,680
KB Home ...........................................       25,500        336,090
Kohl's Corporation (a) ............................       18,000        761,760
Macy's, Inc. ......................................       26,500        235,850
McGraw-Hill Companies, Inc. (The) .................       18,000        411,660
Wyndham Worldwide Corporation .....................       34,300        144,060
                                                                   ------------
                                                                      3,308,300
                                                                   ------------
CONSUMER STAPLES -- 13.2%
Avon Products, Inc. ...............................       20,000        384,600
CVS Caremark Corporation ..........................       18,000        494,820
Kimberly-Clark Corporation ........................        7,800        359,658
Sysco Corporation .................................       10,000        228,000
Walgreen Company ..................................       10,000        259,600
Wal-Mart Stores, Inc. .............................       19,000        989,900
                                                                   ------------
                                                                      2,716,578
                                                                   ------------
ENERGY -- 4.7%
BJ Services Company ...............................       27,000        268,650
Pioneer Natural Resources Company .................       15,600        256,932
Royal Dutch Shell PLC - Class A - ADR .............       10,000        443,000
                                                                   ------------
                                                                        968,582
                                                                   ------------
FINANCIALS -- 11.7%
American Express Company ..........................       15,000        204,450
Comerica, Inc. ....................................        3,000         54,930
JPMorgan Chase & Company ..........................       32,000        850,560
Lincoln National Corporation ......................       19,000        127,110
Travelers Companies, Inc. (The) ...................       22,000        894,080
Willis Group Holdings Ltd. ........................       13,000        286,000
                                                                   ------------
                                                                      2,417,130
                                                                   ------------
HEALTH CARE -- 17.9%
Amgen, Inc. (a) ...................................       15,000        742,800
Johnson & Johnson .................................       15,000        789,000
Merck & Company, Inc. .............................       17,500        468,125
Pfizer, Inc. ......................................       55,000        749,100
Watson Pharmaceuticals, Inc. (a) ..................        5,000        155,550
WellPoint, Inc. (a) ...............................       20,600        782,182
                                                                   ------------
                                                                      3,686,757
                                                                   ------------
INDUSTRIALS -- 10.0%
Avery Dennison Corporation ........................       20,000        446,800
FedEx Corporation .................................       10,100        449,349
General Electric Company ..........................       41,000        414,510
Ingersoll-Rand Company Ltd. - Class A .............       25,000        345,000
Masco Corporation .................................       58,000        404,840
                                                                   ------------
                                                                      2,060,499
                                                                   ------------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 97.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 22.4%
Cisco Systems, Inc. (a) ...........................       45,000   $    754,650
Computer Sciences Corporation (a) .................       17,000        626,280
Dell, Inc. (a) ....................................       39,000        369,720
Flextronics International Ltd. (a) ................       95,818        276,914
Hewlett-Packard Company ...........................       19,000        609,140
International Business Machines Corporation .......       14,000      1,356,460
Microsoft Corporation .............................       23,000        422,510
Nokia Corporation - ADR ...........................       17,000        198,390
                                                                   ------------
                                                                      4,614,064
                                                                   ------------
MATERIALS -- 2.0%
Sealed Air Corporation ............................       30,000        414,000
                                                                   ------------

TOTAL COMMON STOCKS (Cost $25,516,371) ............                $ 20,185,910
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 1.2%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Government
   Portfolio - Class I, 0.51% (b) (Cost $240,701)..      240,701   $    240,701
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.1% (Cost $25,757,072)             $ 20,426,611

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .....                     178,366
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ........................                $ 20,604,977
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 61.9%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.7%
Best Buy Company, Inc. ............................       17,000   $    645,320
Home Depot, Inc. (The) ............................       26,000        612,560
KB Home ...........................................       28,000        369,040
Kohl's Corporation (a) ............................       14,000        592,480
Macy's, Inc. ......................................       32,000        284,800
McGraw-Hill Companies, Inc. (The) .................       21,000        480,270
Whirlpool Corporation .............................        7,500        221,925
Wyndham Worldwide Corporation .....................       28,000        117,600
                                                                   ------------
                                                                      3,323,995
                                                                   ------------
CONSUMER STAPLES -- 8.8%
Avon Products, Inc. ...............................       24,000        461,520
CVS Caremark Corporation ..........................       20,000        549,800
Kimberly-Clark Corporation ........................        7,700        355,047
Philip Morris International, Inc. .................        6,500        231,270
Sysco Corporation .................................       11,600        264,480
Walgreen Company ..................................       10,000        259,600
Wal-Mart Stores, Inc. .............................       17,000        885,700
                                                                   ------------
                                                                      3,007,417
                                                                   ------------
ENERGY -- 4.0%
BJ Services Company ...............................       27,000        268,650
BP PLC - ADR ......................................        5,000        200,500
ConocoPhillips ....................................        5,000        195,800
Pioneer Natural Resources Company .................       17,000        279,990
Royal Dutch Shell PLC - Class A - ADR .............       10,000        443,000
                                                                   ------------
                                                                      1,387,940
                                                                   ------------

FINANCIALS -- 7.5%
American Express Company ..........................       18,000        245,340
Comerica, Inc. ....................................        5,000         91,550
JPMorgan Chase & Company ..........................       35,000        930,300
Lincoln National Corporation ......................       18,700        125,103
Travelers Companies, Inc. (The) ...................       21,000        853,440
Willis Group Holdings Ltd. ........................       15,000        330,000
                                                                   ------------
                                                                      2,575,733
                                                                   ------------
HEALTH CARE -- 10.3%
Amgen, Inc. (a) ...................................        9,000        445,680
Eli Lilly & Company ...............................        6,000        200,460
Johnson & Johnson .................................       15,000        789,000
Merck & Company, Inc. .............................       15,600        417,300
Pfizer, Inc. ......................................       65,000        885,300
Watson Pharmaceuticals, Inc. (a) ..................        2,500         77,775
WellPoint, Inc. (a) ...............................       18,500        702,445
                                                                   ------------
                                                                      3,517,960
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 61.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.6%
Avery Dennison Corporation ........................       20,000   $    446,800
FedEx Corporation .................................        7,400        329,226
General Electric Company ..........................       40,000        404,400
Ingersoll-Rand Company Ltd. - Class A .............       27,000        372,600
Masco Corporation .................................       50,000        349,000
                                                                   ------------
                                                                      1,902,026
                                                                   ------------
INFORMATION TECHNOLOGY -- 12.5%
Cisco Systems, Inc. (a) ...........................       40,000        670,800
Computer Sciences Corporation (a) .................       14,000        515,760
Dell, Inc. (a) ....................................       30,000        284,400
Flextronics International Ltd. (a) ................       88,000        254,320
Hewlett-Packard Company ...........................       16,000        512,960
International Business Machines Corporation .......       13,000      1,259,570
Microsoft Corporation .............................       27,000        495,990
Nokia Corporation - ADR ...........................       24,000        280,080
                                                                   ------------
                                                                      4,273,880
                                                                   ------------
MATERIALS -- 2.8%
E.I. du Pont de Nemours and Company ...............        9,000        200,970
PPG Industries, Inc. ..............................        5,000        184,500
RPM International, Inc. ...........................       10,000        127,300
Sealed Air Corporation ............................       32,000        441,600
                                                                   ------------
                                                                        954,370
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.7%
Verizon Communications, Inc. ......................        7,500        226,500
                                                                   ------------

TOTAL COMMON STOCKS (Cost $24,989,581) ............                $ 21,169,821
                                                                   ------------

================================================================================
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 9.1%                             PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.3%
4.50%, due 11/15/2010 .............................   $  750,000   $    797,051
                                                                   ------------

FEDERAL HOME LOAN BANK -- 6.8%
4.375%, due 03/17/2010 ............................      750,000        774,403
4.375%, due 10/22/2010 ............................      750,000        785,098
5.05%, due 08/24/2011 .............................      750,000        761,447
                                                                   ------------
                                                                      2,320,948
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $3,025,873) ..............................                $  3,117,999
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 25.9%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.2%
Newell Rubbermaid, Inc., 4.625%, due 12/15/2009 ...   $  750,000   $    748,444
                                                                   ------------

CONSUMER STAPLES -- 2.3%
Kraft Foods, Inc., 5.625%, due 11/01/2011 .........      750,000        780,791
                                                                   ------------

FINANCIALS -- 8.2%
Credit Suisse First Boston USA, Inc.,
   4.70%, due 06/01/2009 ..........................      750,000        752,711
International Lease Finance Corporation,
   5.40%, due 02/15/2012 ..........................      750,000        421,669
Northern Trust Company, 7.10%, due 08/01/2009 .....    1,000,000      1,008,956
Prudential Financial, Inc., 5.80%, due 06/15/2012 .      750,000        602,522
                                                                   ------------
                                                                      2,785,858
                                                                   ------------
HEALTH CARE -- 2.2%
UnitedHealth Group, Inc., 5.25%, due 03/15/2011 ...      750,000        756,417
                                                                   ------------

INDUSTRIALS -- 6.5%
Donnelly (R.R.) & Sons Company, 3.75%, due 04/01/2009    750,000        750,000
Ryder System, Inc., 5.00%, due 04/01/2011 .........      750,000        719,836
Union Pacific Corporation, 3.625%, due 06/01/2010 .      750,000        747,088
                                                                   ------------
                                                                      2,216,924
                                                                   ------------
UTILITIES -- 4.5%
Ohio Power Company, 5.30%, due 11/01/2010 .........      750,000        758,351
SBC Communications, Inc., 5.875%, due 02/01/2012 ..      750,000        785,604
                                                                   ------------
                                                                      1,543,955
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $9,238,335) ...........                $  8,832,389
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 2.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Government
   Portfolio - Class I, 0.51% (b) (Cost $824,920)..      824,920   $    824,920
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.3% (Cost $38,078,709)             $ 33,945,129

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% .....                     254,235
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ........................                $ 34,199,364
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
=======================================================================================
                                                               FBP             FBP
                                                              VALUE          BALANCED
                                                               FUND            FUND
---------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..............................   $ 25,757,072    $ 38,078,709
                                                           ============    ============
      At value (Note 1) ................................   $ 20,426,611    $ 33,945,129
   Dividends and interest receivable ...................         38,771         220,180
   Receivable for investment securities sold ...........        156,749          78,374
   Receivable for capital shares sold ..................          2,993           9,466
   Other assets ........................................          6,338           4,099
                                                           ------------    ------------
      TOTAL ASSETS .....................................     20,631,462      34,257,248
                                                           ------------    ------------

LIABILITIES
   Distributions payable ...............................          2,106          16,383
   Payable for capital shares redeemed .................          2,086          10,130
   Accrued investment advisory fees (Note 3) ...........          5,437          13,066
   Payable to Administrator (Note 3) ...................          4,000           4,000
   Accrued compliance fees (Note 3) ....................            700             700
   Other accrued expenses and liabilities ..............         12,156          13,605
                                                           ------------    ------------
      TOTAL LIABILITIES ................................         26,485          57,884
                                                           ------------    ------------

NET ASSETS .............................................   $ 20,604,977    $ 34,199,364
                                                           ============    ============

Net assets consist of:
   Paid-in capital .....................................   $ 31,336,314    $ 42,087,176
   Accumulated undistributed net investment income.. ...            303          26,645
   Accumulated net realized losses from
      security transactions ............................     (5,401,179)     (3,780,877)
   Net unrealized depreciation on investments ..........     (5,330,461)     (4,133,580)
                                                           ------------    ------------
Net assets .............................................   $ 20,604,977    $ 34,199,364
                                                           ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)      1,714,422       3,118,333
                                                           ============    ============

Net asset value, offering price and redemption
   price per share (Note 1) ............................   $      12.02    $      10.97
                                                           ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=========================================================================================
                                                                 FBP             FBP
                                                                VALUE          BALANCED
                                                                 FUND            FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..............................................   $         --    $    819,000
   Dividends .............................................        833,189         665,640
   Foreign withholding taxes on dividends ................         (5,356)         (4,872)
                                                             ------------    ------------
     TOTAL INVESTMENT INCOME .............................        827,833       1,479,768
                                                             ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) .....................        217,453         308,397
   Administration fees (Note 3) ..........................         51,674          61,254
   Professional fees .....................................         22,700          24,522
   Trustees' fees and expenses ...........................         15,330          15,330
   Registration fees .....................................         13,143           7,250
   Postage and supplies ..................................         11,612           9,163
   Compliance service fees (Note 3) ......................          8,954           8,951
   Custodian and bank service fees .......................          8,587           7,666
   Printing of shareholder reports .......................          5,405           3,499
   Insurance expense .....................................          3,668           4,543
   Other expenses ........................................          7,699          12,151
                                                             ------------    ------------
     TOTAL EXPENSES ......................................        366,225         462,726
   Fees voluntarily waived by the Adviser (Note 3).. .....        (33,953)        (22,283)
                                                             ------------    ------------
     NET EXPENSES ........................................        332,272         440,443
                                                             ------------    ------------

NET INVESTMENT INCOME ....................................        495,561       1,039,325
                                                             ------------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized losses on security transactions ..........     (5,387,493)     (3,859,162)
   Net realized gains (losses) on option contracts written        (13,686)         78,285
   Net change in unrealized appreciation/
     depreciation on investments .........................    (11,397,617)    (12,251,683)
                                                             ------------    ------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ........................................    (16,798,796)    (16,032,560)
                                                             ------------    ------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS .......................................   $(16,303,235)   $(14,993,235)
                                                             ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                          FBP                            FBP
                                                       VALUE FUND                   BALANCED FUND
                                             ------------------------------------------------------------
                                                 YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2009            2008            2009            2008
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $    495,561    $    679,283    $  1,039,325    $  1,321,239
   Net realized gains (losses) on:
      Security transactions ..............     (5,387,493)      3,349,834      (3,859,162)      3,294,326
      Option contracts written ...........        (13,686)        119,265          78,285         112,605
      In-kind redemptions (Note 1). ......             --         370,882              --              --
   Net change in unrealized appreciation/
      depreciation on investments.. ......    (11,397,617)    (13,281,533)    (12,251,683)    (10,396,097)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets
   from operations .......................    (16,303,235)     (8,762,269)    (14,993,235)     (5,667,927)
                                             ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
   SHAREHOLDERS
   From net investment income ............       (472,135)       (687,582)       (963,884)     (1,357,079)
   From realized capital gains on
      security transactions ..............             --      (3,492,371)             --      (3,501,622)
   Return of capital .....................             --        (393,309)             --        (219,267)
                                             ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders.. .......       (472,135)     (4,573,262)       (963,884)     (5,077,968)
                                             ------------    ------------    ------------    ------------

FROM CAPITAL
   SHARE TRANSACTIONS
   Proceeds from shares sold .............      1,826,232       3,160,085       1,127,417       3,637,669
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        459,482       4,441,138         868,323       4,737,391
   Payments for shares redeemed ..........     (7,976,893)    (11,427,076)     (6,834,380)     (8,991,631)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets
   from capital share transactions. ......     (5,691,179)     (3,825,853)     (4,838,640)       (616,571)
                                             ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .............    (22,466,549)    (17,161,384)    (20,795,759)    (11,362,466)

NET ASSETS
   Beginning of year .....................     43,071,526      60,232,910      54,995,123      66,357,589
                                             ------------    ------------    ------------    ------------
   End of year ...........................   $ 20,604,977    $ 43,071,526    $ 34,199,364    $ 54,995,123
                                             ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................   $        303    $         --    $     26,645    $     45,666
                                             ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ..................................        115,697         121,432          85,110         196,696
   Reinvested ............................         29,288         173,994          66,451         265,687
   Redeemed ..............................       (482,157)       (450,272)       (504,104)       (493,053)
                                             ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ....       (337,172)       (154,846)       (352,543)        (30,670)
   Shares outstanding at beginning of year      2,051,594       2,206,440       3,470,876       3,501,546
                                             ------------    ------------    ------------    ------------
   Shares outstanding at end of year .....      1,714,422       2,051,594       3,118,333       3,470,876
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                                ----------------------------------------------------------------------
                                                   2009           2008           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......     $    20.99     $    27.30     $    26.60     $    25.73     $    24.86
                                                ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ..................           0.27           0.32           0.33           0.32           0.29
   Net realized and unrealized gains
      (losses) on investments. ............          (8.98)         (4.43)          2.71           2.70           0.86
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........          (8.71)         (4.11)          3.04           3.02           1.15
                                                ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ...          (0.26)         (0.32)         (0.33)         (0.32)         (0.28)
   Distributions from net realized gains ..             --          (1.68)         (2.01)         (1.83)            --
   Return of capital ......................             --          (0.20)            --             --             --
                                                ----------     ----------     ----------     ----------     ----------
Total distributions .......................          (0.26)         (2.20)         (2.34)         (2.15)         (0.28)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ............     $    12.02     $    20.99     $    27.30     $    26.60     $    25.73
                                                ==========     ==========     ==========     ==========     ==========

Total return (a) ..........................        (41.78%)       (16.33%)        11.57%         12.03%          4.65%
                                                ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .........     $   20,605     $   43,072     $   60,233     $   59,611     $   61,212
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets          1.07%(b)       1.01%          1.01%          1.01%          1.00%

Ratio of net investment income to
   average net assets .....................          1.59%          1.21%          1.19%          1.17%          1.17%

Portfolio turnover rate ...................            16%            26%            16%            15%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.18% for the year ended March 31, 2009 (Note 3).

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                ----------------------------------------------------------------------
                                                   2009           2008           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......     $    15.84     $    18.95     $    18.39     $    18.06     $    18.40
                                                ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ..................           0.32           0.38           0.37           0.33           0.29
   Net realized and unrealized gains
      (losses) on investments. ............          (4.89)         (2.01)          1.39           1.22           0.28
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........          (4.57)         (1.63)          1.76           1.55           0.57
                                                ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ...          (0.30)         (0.39)         (0.37)         (0.32)         (0.30)
   Distributions from net realized gains ..             --          (1.02)         (0.83)         (0.90)         (0.61)
   Return of capital ......................             --          (0.07)            --             --             --
                                                ----------     ----------     ----------     ----------     ----------
Total distributions .......................          (0.30)         (1.48)         (1.20)         (1.22)         (0.91)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ............     $    10.97     $    15.84     $    18.95     $    18.39     $    18.06
                                                ==========     ==========     ==========     ==========     ==========

Total return (a) ..........................        (29.15%)        (9.27%)         9.70%          8.81%          3.20%
                                                ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .........     $   34,199     $   54,995     $   66,358     $   62,781     $   61,466
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets          1.00%(b)       0.96%          0.97%          0.99%          0.96%

Ratio of net investment income to
   average net assets .....................          2.36%          2.05%          1.95%          1.75%          1.62%

Portfolio turnover rate ...................            24%            29%            17%            24%            17%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.05% for the year ended March 31, 2009 (Note 3).

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the "Funds") are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

--------------------------------------------------------------------------------
                                                       FBP              FBP
                                                    VALUE FUND     BALANCED FUND
--------------------------------------------------------------------------------
Level 1 - Quoted prices ......................     $ 20,426,611     $ 21,994,741
Level 2 - Other significant observable inputs                --       11,950,388
Level 3 - Significant unobservable inputs ....               --               --
                                                   ------------     ------------
Total ........................................     $ 20,426,611     $ 33,945,129
                                                   ============     ============
--------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 are as follows:

--------------------------------------------------------------------------------
                         ORDINARY      LONG-TERM       RETURN OF       TOTAL
YEAR ENDED                INCOME     CAPITAL GAINS      CAPITAL    DISTRIBUTIONS
--------------------------------------------------------------------------------
FBP Value Fund
03/31/09 ...........    $  472,135     $       --     $       --    $  472,135
03/31/08 ...........    $  699,173     $3,480,780     $  393,309    $4,573,262
-------------------------------------------------------------------------------
FBP Balanced Fund
03/31/09 ...........    $  963,884     $       --     $       --    $  963,884
03/31/08 ...........    $1,403,338     $3,455,363     $  219,267    $5,077,968

--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Options transactions -- When the Funds' Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------
                                                  FBP                   FBP
                                               VALUE FUND          BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ........        $ 25,757,072         $ 38,053,527
                                              ============         ============
Gross unrealized appreciation ........        $  4,126,662         $  5,079,208
Gross unrealized depreciation ........          (9,457,123)          (9,187,606)
                                              ------------         ------------
Net unrealized depreciation ..........          (5,330,461)          (4,108,398)
Undistributed ordinary income ........               2,409               17,846
Capital loss carryforward ............          (2,475,616)          (1,823,332)
Post-October losses ..................          (2,925,563)          (1,957,545)
Other temporary differences ..........              (2,106)             (16,383)
                                              ------------         ------------
Accumulated deficit ..................        $(10,731,337)        $ (7,887,812)
                                              ============         ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2009, the FBP Value Fund and the FBP Balanced Fund had capital loss carryforwards of $2,475,616 and $1,823,332, respectively, which expire on March 31, 2017. In addition, the Funds' had net realized capital losses of $2,925,563 and $1,957,545, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2009, the FBP Value Fund and the FBP Balanced Fund reclassified distributions in excess of net realized gains on security transactions of $23,123 and $94,462, respectively, against accumulated undistributed net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

During the year ended March 31, 2008, the FBP Value Fund realized $370,882 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,997,700 and $10,698,375, respectively, for the FBP Value Fund and $8,846,757 and $10,189,980, respectively, for the FBP Balanced Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2009, the Adviser voluntarily waived $33,953 and $22,283 of its investment advisory fees from the FBP Value Fund and the FBP Balanced Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million,

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2009 is as follows:

-----------------------------------------------------------------------------------------
                                               FBP                        FBP
                                            VALUE FUND                BALANCED FUND
                                     ------------------------    ------------------------
                                      OPTION         OPTION        OPTION        OPTION
                                     CONTRACTS      PREMIUMS      CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at
   beginning of year .............   $       --    $       --    $       --    $       --
Options written ..................          150        97,914           120        78,285
Options expired ..................         (100)      (67,672)         (120)      (78,285)
Options cancelled in a closing
   purchase transaction ..........          (50)      (30,242)           --            --
                                     ----------    ----------    ----------    ----------
Options outstanding at end of year   $       --    $       --    $       --    $       --
                                     ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund's derivative and hedging activities, including how such activities are accounted for and their effect on each Fund's financial position, performance and cash flows. Management is adopting SFAS 161 for the quarter ending June 30, 2009 and is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD     LENGTH OF
  TRUSTEE                     ADDRESS                             AGE   WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road,              72    Chairman and      Since
                              Manakin-Sabot, VA                         Trustee           June 1991
-------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    1802 Bayberry Court, Suite 400      72    Trustee           Since
                              Richmond, VA                                                September 1988
-------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                     55    President and     Since
                              Lynchburg, VA                             Trustee           September 1988
-------------------------------------------------------------------------------------------------------------
  Robert S. Harris            100 Darden Boulevard                59    Trustee           Since
                              Charlottsville, VA                                          January 2007
-------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.          4488 Pond Apple Drive North         69    Trustee           Since
                              Naples, FL                                                  September 1988
-------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond              69    Trustee           Since
                              Richmond, VA                                                March 1993
-------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintoport Boulevard           49    Trustee           Since
                              Saraland, AL                                                March 1993
-------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                   73    Trustee           Since
                              Richmond, VA                                                November 1988
-------------------------------------------------------------------------------------------------------------
  John M. Flippin             800 Main Street                     67    Vice President    Since
                              Lynchburg, VA                                               September 1988
-------------------------------------------------------------------------------------------------------------
  R. Gregory Porter III       800 Main Street                     67    Vice President    Since
                              Lynchburg, VA                                               September 1988
-------------------------------------------------------------------------------------------------------------
  John H. Hanna IV            800 Main Street                     53    Vice President    Since
                              Lynchburg, VA                                               February 2007
-------------------------------------------------------------------------------------------------------------
  David J. Marshall           800 Main Street                     52    Vice President    Since
                              Lynchburg, VA                                               February 2007
-------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450       52    Vice President    Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450       47    Treasurer         Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450       52    Secretary         Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  Tina H. Bloom               225 Pictoria Drive, Suite 450       40    Chief Compliance  Since
                              Cincinnati, OH                            Officer           August 2006
-------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2008) shown and held for the entire period (March 31, 2009).

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period (October 1, 2008 through March 31, 2009.)

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2008  March 31, 2009  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  661.90         $4.43
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                $1,000.00        $1,019.60         $5.39
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2008  March 31, 2009  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  769.80         $4.41
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                $1,000.00        $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2009. For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $472,135 and $963,884, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2009, 100% and 74% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the scope and quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is lower than the average expense ratio of comparably managed funds, according to statistics derived from Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

--------------------------------------------------------------------------------

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                         ==============================


INVESTMENT ADVISER                        LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.             Sullivan & Worcester LLP
800 Main Street, Second Floor             One Post Office Square
P.O. Box 6138                             Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                  OFFICERS
www.fbpinc.com                            John T. Bruce, President
                                            and Portfolio Manager
ADMINISTRATOR                             John M. Flippin, Vice President
Ultimus Fund Solutions, LLC               R. Gregory Porter, III,
P.O. Box 46707                              Vice President
Cincinnati, Ohio 45246-0707               John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                  David J. Marshall, Vice President

CUSTODIAN                                 TRUSTEES
US Bank                                   Austin Brockenbrough, III
425 Walnut Street                         John T. Bruce
Cincinnati, Ohio  45202                   Charles M. Caravati, Jr.
                                          Robert S. Harris
INDEPENDENT REGISTERED                    J. Finley Lee, Jr.
PUBLIC ACCOUNTING FIRM                    Richard L. Morrill
Ernst & Young LLP                         Harris V. Morrissette
1900 Scripps Center                       Samuel B. Witt, III
312 Walnut Street
Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS


                                  ANNUAL REPORT
                                 MARCH 31, 2009

================================================================================


                                 [LOGO OMITTED]
                                    LEAVELL
                         === INVESTMENT MANAGEMENT ===
                    TRUSTED INVESTMENT SOLUTIONS SINCE 1979


================================================================================

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND

================================================================================

LETTER FROM THE PRESIDENT                                           MAY 11, 2009
================================================================================

Dear Fellow Shareholders:

      We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2009.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

      The Government Street Equity Fund had a total return of -39.43% for the fiscal year ended March 31, 2009. By comparison, the S&P 500 Index and the Morningstar Large Blend category average were down -38.09% and -38.12%, respectively. The declines were the products of an equity market that was negative across all capitalizations and economic sectors. There was little relief to be had in any area that was invested in stocks.

      The stock market (S&P 500) showed some life in the last month of our fiscal year by advancing 8.76%. The Government Street Equity Fund and the Morningstar Large Blend average responded with positive returns of 7.31% and 8.17%, respectively. Whether this is the bottom of the recessionary decline that started in October 2007 or just a brief relief rally remains to be seen.

      The malaise across the broad economy continued to surface throughout the fiscal year. However, when viewed by economic sector, the most significant factor continued to be the questioned viability of the financial industry. During the year, the Financials sector of the S&P 500 Index was down -56.9%. The negative performance eclipsed all the other sectors by a wide margin.

      As the situation stands today, the primary determinant of success in the broad economy is focused almost entirely on the question of the extent and timing of a financial industry recovery. To be sure, monetary and fiscal stimulus to the extent witnessed in modern times is unprecedented. As such, every commentator and analyst is on theoretical and untested grounds in drawing conclusions as to the extent of the future success or failure of the effort. In general, there is reason to be optimistic. It is obvious that credit has loosened to some extent and money flows have received positive, albeit tepid, responses. It is very likely that the positive return of the stock market in March is evidence that investors are warming to the improving investment environment and subsequent recovery.

The top 10 holdings in The Government Street Equity Fund at March 31, 2009 were:

Vanguard Large-Cap ETF                                  5.5%
Hewlett-Packard Company                                 3.2%
Philip Morris International, Inc.                       3.1%
Chevron Corporation                                     2.7%
Procter & Gamble Company (The)                          2.6%
Johnson & Johnson                                       2.5%
Duke Energy Corporation                                 2.5%
Adobe Systems, Inc.                                     2.0%
Vanguard Emerging Markets ETF                           1.9%
International Business Machines Corporation             1.9%

      Two of the  largest  holdings  justify  elaboration.  In  the  context  of managing risk, one of the primary tools available to managers is diversification. The Vanguard Large-Cap ETF and the Vanguard Emerging Markets ETF contribute to the Fund's efforts in that consideration. Each holding represents a composite of several hundred individual holdings of the characteristics specified in their titles. As such, the investments are macro type holdings in their specific investment space and are less subject to the more risky individual stock movements. They allow focused exposure, on desirable investment areas, with less chance of the extreme volatility of an individual stock that can be a by-product of a market environment like we are currently experiencing. The Fund currently holds 11.1% of its net assets in these types of investments.

      As might be expected, the Fund's securities within the Financials sector were the Fund's worst performers during the fiscal year, with negative returns of -74.7% and -60.2% in its growth and value categories, respectively. The
Fund's Financials sector holdings at fiscal year end consisted of Bank of America, Aegon N.V., AFLAC, American Capital Ltd., Regions Financial, Charles Schwab and U.S. Bancorp.

      The best performing sector in the portfolio during the fiscal year was the Utilities sector. Invested entirely in electric utilities, the overall return of the Fund's utilities holdings was -15.7%. Portfolio holdings within the sector at fiscal year end were Duke Energy, FirstEnergy and Wisconsin Energy.

      NOTE: THE INVESTMENT PERFORMANCES LISTED FOR ECONOMIC SECTORS IN THE TWO PRECEDING PARAGRAPHS ARE EXTRACTED FROM AN IN-HOUSE INDEPENDENT INTERNAL RATE OF RETURN COMPUTATION BY THE ADVENT AXYS PORTFOLIO ACCOUNTING SYSTEM. THE CALCULATIONS ARE FOR GROSS INVESTMENT RETURNS OF THE TOTAL ECONOMIC SECTORS AND ARE FOR THE FISCAL YEAR APRIL 1, 2008 THROUGH MARCH 31, 2009.

      We believe that the current economic recession is in the process of bottoming. Despite the current improvement, there appears to be significant reason to believe the broad personal and corporate malaise might take much longer to recede. The monetary and fiscal dislocation within our country and its markets is too extreme to be quickly dissipated. However, we feel certain that this recession will ultimately go the way of previous ones and past heights in the market will be scaled again.

      The future scenario for the markets which we believe will take place in the current situation is that of leadership. We believe that foreign markets, particularly emerging markets, will lead the world out of its current economic downturn. Consequently, those products demanded by rapidly developing countries of large scale, namely China, India, Brazil and Russia, will be recipients of increased focus. We believe that energy, raw materials and food stocks will be under great demand pressures and provide profitable investment opportunities. However, it will be a necessity for the U.S. economy to ratify the anticipated foreign progress with positive results of its own. The Gross Domestic Product of the U.S., at more than twice that of China's, is a necessary component of world recovery.

      The Government Street Equity Fund incorporates significant foreign investments through exchange traded funds, as noted, and large capitalization domestic securities which have significant foreign operations. We continue to move toward the goal of 20% participation by the Fund in international and related investments.

      As of March 31, 2009, the Fund's net assets were $37,656,373; net asset value per share was $26.72; and the ratio of expenses to net average assets was 0.91%. Portfolio turnover rate was 35% during the fiscal year. Income dividends of $0.52 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

      The Government Street Mid-Cap Fund completed its fifth full fiscal year on March 31, 2009. The Fund produced a one year total return of -30.65%, as compared to the benchmark S&P MidCap 400 Index return of -36.10%. No sectors of the S&P MidCap 400 Index produced a gain during the year. The worst performing sectors of the Index were Energy, Materials and Industrials. The Government Street Mid-Cap Fund benefited from slight underweightings in these sectors. Some of the strongest stocks in the Fund over the past year were ITT Educational Services (+164%), Family Dollar Stores (+82%), and Edwards Lifesciences (+37%). The outperformance of the Fund over the past year as compared to the S&P MidCap 400 Index is primarily attributable to a more defensive posture in stock selection and sector allocation.

      The longer term performance of the Fund relative to the S&P MidCap 400 Index has also been good, as the Fund returned -11.58% for the 3 years ended March 31, 2009, as compared to -13.61% for the Index. Over the past five years, the Fund returned -1.66% annualized versus -2.84% for the S&P MidCap 400 Index. For the past three and five years, large cap stocks as measured by the S&P 500 Index have returned -13.06% and -4.76%, respectively, on an annualized basis.

      Growth stocks have enjoyed a sustained period of outperformance relative to value stocks. Over one, three and five years, growth stocks have beaten value stocks, while over the past ten years value stocks still hold the edge over growth stocks. Mid cap stocks hold a considerable edge over large cap stocks, with the S&P MidCap 400 Index producing a ten-year annualized return of 4.19%, compared to -3.00% for the S&P 500 Index. While large cap stocks tend to perform better than smaller cap stocks during periods of market contraction, the S&P MidCap 400 Index outperformed the S&P 500 Index -36.10% to -38.09% over the past year.

      March 2009 brought the best one month performance in the stock market in over six years. While it was nice to actually make money for the month, the first quarter of 2009 ended with a loss for both the Fund and the broader stock market. The current economic situation is unprecedented as the U.S., as well as the rest of the world, deleverage from an extended period of excess borrowing on the part of U.S. businesses and households. This deleveraging has had many unpleasant consequences in falling asset values, loan defaults, decreased spending, lower corporate profits and increased unemployment. In an effort to cushion the fall, the federal government has taken steps to shore up the financial system. With short term rates at zero and trillions of dollars in stimulus and liquidity, the government is pulling no punches when it comes to the current economic downturn. Whether or not fighting the collapse of a "debt bubble" with free money will lead to a weak dollar and/or higher inflation and tax rates remains to be seen. At any rate, the U.S. economy has historically proven to be quite resilient and adaptive and with time should emerge stronger. We believe that history has shown mid cap stocks can occupy the sweet spot of offering more stability than small cap stocks while providing better growth prospects than large cap stocks and should continue to provide superior long term returns.

      As of March 31, 2009, the net assets of the Government Street Mid Cap Fund were $21,522,127; net asset value per share was $8.46; and the ratio of net expenses to average net assets was 1.10%. The portfolio turnover rate for the fiscal year was 14% and the total number of holdings at fiscal year end was 165.

THE ALABAMA TAX FREE BOND FUND
------------------------------

      Fixed income investors have experienced an unusually wide range of returns in the last twelve months. Those investors with exposure to short term, high quality debt generally fared better than those with investments in lower quality, longer maturity issues. The extraordinary level of fear in the credit markets during most of last year led investors to dump any securities with a perceived risk of default and they sought refuge in only the highest rated debt. The resulting flight to quality drove up the prices of U. S. Treasuries leading to record low yields on those securities. In December, the Federal Reserve cut the Federal Funds rate to a record low range of 0% to .25% and injected billions of dollars into the debt markets to improve liquidity. While credit markets have not returned to normal, the spread between low risk and high risk securities has narrowed in the first quarter of 2009.

      The municipal bond market was buffeted on several fronts in the last twelve months. The municipal bond insurance companies, responsible for the AAA rating on many municipal securities, were pressured by capital constraints and ratings downgrades resulting from their exposure to mortgage related debt securities. Additionally, the auction-rate municipal securities market came to a halt, creating liquidity problems for many holders of such debt. The market was also subjected to unusual supply/demand factors during the last twelve months. Many large institutional participants in the municipal market were forced to liquidate securities for a variety of reasons. At the same time, the traditional institutional and individual buyers of municipal debt were constrained on many different fronts and reduced demand led to the rare situation whereby yields on municipal securities exceeded those of taxable securities.

      Investors in The Alabama Tax Free Bond Fund were beneficiaries of the focus on high quality, short-to-intermediate term fixed income securities. For the twelve months ended March 31, 2009, the Fund had a return of 3.80%, as compared to a return of 1.12% for the Lipper Intermediate Municipal Fund Index, 5.53% for the Barclays Capital 7-year Municipal Bond Index and 5.62% for the Barclays Capital 3-year Municipal Bond Index. [It should be noted that The Alabama Tax Free Bond Fund has a shorter average maturity than the Lipper Intermediate Municipal Fund Index and the Barclays Capital 7-year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices]. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than ten years, the Barclays 3-year Index only holds securities with maturities of approximately 3 years and the Barclays 7-year Index only holds securities with maturities between 6 and 8 years. Also, the Barclays indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

      As of March 31, 2009, 92.8% of the securities held in the Fund were rated "A" or better and the weighted average maturity of the portfolio at fiscal year end was 4.0 years, down slightly from 4.1 years a year ago. The net assets of the Fund as of March 31, 2009 were $28.4 million and the net asset value per share was $10.54. The ratio of net investment income to average net assets during the fiscal year was 3.36%. The portfolio turnover rate was 8%.

      The manager of The Alabama Tax Free Bond Fund remains committed to achieving the primary objectives of the Fund of preserving principal value while generating income that is exempt from both Federal and Alabama state income taxes. The average maturity and duration of the Fund will be adjusted in a manner consistent with those objectives and investors should expect the quality of the holdings in the portfolio to be maintained at levels which are consistently above average.

      Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

      Very truly yours,

      /s/ Thomas W. Leavell

      Thomas W. Leavell
      President
      Leavell Investment Management, Inc.
      The Government Street Funds

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THE GOVERNMENT STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                THE GOVERNMENT STREET       STANDARD & POOR'S
                     EQUITY FUND                500 INDEX
                --------------------       --------------------
                DATE          VALUE        DATE          VALUE
                ----         -------       ----         -------
                03/31/99     $10,000       03/31/99     $10,000
                06/30/99      10,769       06/30/99      10,705
                09/30/99      10,062       09/30/99      10,036
                12/31/99      11,459       12/31/99      11,530
                03/31/00      11,993       03/31/00      11,794
                06/30/00      11,760       06/30/00      11,481
                09/30/00      11,716       09/30/00      11,370
                12/31/00      11,020       12/31/00      10,480
                03/31/01       9,521       03/31/01       9,237
                06/30/01       9,919       06/30/01       9,778
                09/30/01       8,619       09/30/01       8,343
                12/31/01       9,586       12/31/01       9,234
                03/31/02       9,653       03/31/02       9,260
                06/30/02       8,381       06/30/02       8,019
                09/30/02       7,048       09/30/02       6,634
                12/31/02       7,544       12/31/02       7,193
                03/31/03       7,291       03/31/03       6,967
                06/30/03       8,378       06/30/03       8,039
                09/30/03       8,636       09/30/03       8,252
                12/31/03       9,665       12/31/03       9,257
                03/31/04       9,922       03/31/04       9,414
                06/30/04      10,003       06/30/04       9,576
                09/30/04       9,655       09/30/04       9,397
                12/31/04      10,562       12/31/04      10,264
                03/31/05      10,247       03/31/05      10,044
                06/30/05      10,387       06/30/05      10,181
                09/30/05      10,855       09/30/05      10,548
                12/31/05      11,090       12/31/05      10,768
                03/31/06      11,517       03/31/06      11,222
                06/30/06      11,284       06/30/06      11,060
                09/30/06      11,399       09/30/06      11,687
                12/31/06      12,119       12/31/06      12,469
                03/31/07      12,327       03/31/07      12,549
                06/30/07      12,951       06/30/07      13,337
                09/30/07      13,371       09/30/07      13,608
                12/31/07      13,036       12/31/07      13,154
                03/31/08      11,894       03/31/08      11,912
                06/30/08      11,769       06/30/08      11,587
                09/30/08      10,752       09/30/08      10,617
                12/31/08       8,270       12/31/08       8,288
                03/31/09       7,205       03/31/09       7,375

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)

                                     (for periods ended March 31, 2009)

                                      1 YEAR      5 YEARS    10 YEARS

The Government Street Equity Fund     -39.43%      -6.20%     -3.23%

Standard & Poor's 500 Index           -38.09%      -4.76%     -3.00%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT
         STREET MID-CAP FUND AND THE STANDARD & POOR'S MIDCAP 400 INDEX

                              [LINE GRAPH OMITTED]

                THE GOVERNMENT STREET       STANDARD & POOR'S
                    MID CAP FUND             MIDCAP 400 INDEX
                --------------------       --------------------
                DATE          VALUE        DATE          VALUE
                ----         -------       ----         -------
                11/17/03     $10,000       11/17/03     $10,000
                12/31/03      10,218       12/31/03      10,435
                03/31/04      10,683       03/31/04      10,963
                06/30/04      10,808       06/30/04      11,069
                09/30/04      10,652       09/30/04      10,837
                12/31/04      11,602       12/31/04      12,155
                03/31/05      11,696       03/31/05      12,106
                06/30/05      12,223       06/30/05      12,623
                09/30/05      12,855       09/30/05      13,239
                12/31/05      13,226       12/31/05      13,682
                03/31/06      14,211       03/31/06      14,725
                06/30/06      13,628       06/30/06      14,262
                09/30/06      13,352       09/30/06      14,108
                12/31/06      13,967       12/31/06      15,094
                03/31/07      14,755       03/31/07      15,969
                06/30/07      15,575       06/30/07      16,902
                09/30/07      15,732       09/30/07      16,755
                12/31/07      15,561       12/31/07      16,298
                03/31/08      14,167       03/31/08      14,855
                06/30/08      14,663       06/30/08      15,662
                09/30/08      13,416       09/30/08      13,960
                12/31/08      10,509       12/31/08      10,393
                03/31/09       9,824       03/31/09       9,493

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)

                                       (for periods ended March 31, 2009)

                                      1 YEAR      5 YEARS   SINCE INCEPTION*

The Government Street Mid-Cap Fund    -30.65%      -1.66%        -0.33%

Standard & Poor's MidCap 400 Index    -36.10%      -2.84%        -0.96%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        ALABAMA TAX FREE BOND FUND, THE BARCLAYS CAPITAL 7-YEAR MUNICIPAL
      BOND INDEX, THE BARCLAYS CAPITAL 3-YEAR MUNICIPAL BOND INDEX AND THE
                    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX

                              [LINE GRAPH OMITTED]

THE ALABAMA TAX FREE    BARCLAYS CAPITAL 7-YEAR   BARCLAYS CAPITAL 3-YEAR     LIPPER INTERMEDIATE
     BOND FUND            MUNICIPAL BOND INDEX      MUNICIPAL BOND INDEX      MUNICIPAL FUND INDEX
--------------------      --------------------      --------------------      --------------------
DATE          VALUE       DATE          VALUE       DATE          VALUE       DATE          VALUE
----         -------      ----         -------      ----         -------      ----         -------
03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
06/30/99       9,836      06/30/99       9,830      06/30/99       9,956      06/30/99       9,833
09/30/99       9,866      09/30/99       9,911      09/30/99      10,056      09/30/99       9,839
12/31/99       9,866      12/31/99       9,902      12/31/99      10,085      12/31/99       9,808
03/31/00      10,034      03/31/00      10,059      03/31/00      10,187      03/31/00       9,981
06/30/00      10,156      06/30/00      10,222      06/30/00      10,328      06/30/00      10,102
09/30/00      10,348      09/30/00      10,454      09/30/00      10,493      09/30/00      10,313
12/31/00      10,674      12/31/00      10,800      12/31/00      10,714      12/31/00      10,659
03/31/01      10,908      03/31/01      11,080      03/31/01      10,995      03/31/01      10,899
06/30/01      10,959      06/30/01      11,160      06/30/01      11,129      06/30/01      10,980
09/30/01      11,209      09/30/01      11,467      09/30/01      11,392      09/30/01      11,264
12/31/01      11,140      12/31/01      11,360      12/31/01      11,419      12/31/01      11,170
03/31/02      11,192      03/31/02      11,469      03/31/02      11,477      03/31/02      11,250
06/30/02      11,572      06/30/02      11,959      06/30/02      11,815      06/30/02      11,648
09/30/02      12,021      09/30/02      12,499      09/30/02      12,077      09/30/02      12,099
12/31/02      12,078      12/31/02      12,535      12/31/02      12,187      12/31/02      12,102
03/31/03      12,162      03/31/03      12,681      03/31/03      12,290      03/31/03      12,221
06/30/03      12,400      06/30/03      13,017      06/30/03      12,398      06/30/03      12,490
09/30/03      12,424      09/30/03      13,087      09/30/03      12,534      09/30/03      12,515
12/31/03      12,468      12/31/03      13,218      12/31/03      12,513      12/31/03      12,629
03/31/04      12,576      03/31/04      13,391      03/31/04      12,629      03/31/04      12,776
06/30/04      12,353      06/30/04      13,082      06/30/04      12,475      06/30/04      12,524
09/30/04      12,627      09/30/04      13,523      09/30/04      12,713      09/30/04      12,898
12/31/04      12,671      12/31/04      13,635      12/31/04      12,737      12/31/04      12,989
03/31/05      12,568      03/31/05      13,497      03/31/05      12,641      03/31/05      12,894
06/30/05      12,752      06/30/05      13,855      06/30/05      12,793      06/30/05      13,202
09/30/05      12,745      09/30/05      13,797      09/30/05      12,811      09/30/05      13,176
12/31/05      12,789      12/31/05      13,869      12/31/05      12,847      12/31/05      13,251
03/31/06      12,795      03/31/06      13,852      03/31/06      12,863      03/31/06      13,264
06/30/06      12,830      06/30/06      13,875      06/30/06      12,906      06/30/06      13,269
09/30/06      13,054      09/30/06      14,322      09/30/06      13,156      09/30/06      13,662
12/31/06      13,128      12/31/06      14,422      12/31/06      13,238      12/31/06      13,763
03/31/07      13,228      03/31/07      14,552      03/31/07      13,367      03/31/07      13,867
06/30/07      13,239      06/30/07      14,459      06/30/07      13,403      06/30/07      13,796
09/30/07      13,458      09/30/07      14,869      09/30/07      13,658      09/30/07      14,042
12/31/07      13,659      12/31/07      15,151      12/31/07      13,900      12/31/07      14,204
03/31/08      13,844      03/31/08      15,365      03/31/08      14,211      03/31/08      14,217
06/30/08      13,828      06/30/08      15,269      06/30/08      14,151      06/30/08      14,239
09/30/08      13,865      09/30/08      15,254      09/30/08      14,285      09/30/08      13,917
12/31/08      14,187      12/31/08      15,847      12/31/08      14,669      12/31/08      13,881
03/31/09      14,370      03/31/09      16,215      03/31/09      15,010      03/31/09      14,376

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                               Average Annual Total Returns(a)

                                              (for periods ended March 31, 2009)

                                                1 YEAR     5 YEARS   10 YEARS

The Alabama Tax Free Bond Fund                   3.80%      2.70%      3.69%

Barclays Capital 7-Year Municipal Bond Index     5.53%      3.90%      4.95%

Barclays Capital 3-Year Municipal Bond Index     5.62%      3.51%      4.15%

Lipper Intermediate Municipal Fund Index         1.12%      2.39%      3.70%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX

                              [BAR CHART OMITTED]

                                                 (% OF NET ASSETS)

                                        The Government Street  S&P 500
                                             Equity Fund        Index
                                          ----------------------------
Consumer Discretionary                           6.6%            8.8%
Consumer Staples                                12.3%           12.8%
Energy                                          12.0%           13.0%
Financials                                       6.1%           10.8%
Health Care                                     14.6%           15.3%
Industrials                                     11.3%            9.7%
Information Technology                          14.5%           18.0%
Materials                                        3.2%            3.3%
Telecommunication Services                       1.5%            4.0%
Utilities                                        4.1%            4.3%
Exchange-Traded Funds                           11.1%            0.0%
Cash Equivalents                                 2.7%            0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                  % OF NET ASSETS
---------------------------------------------------------------------

Vanguard Large-Cap Vipers ETF                                5.5%
Hewlett-Packard Company                                      3.2%
Philip Morris International, Inc.                            3.1%
Chevron Corporation                                          2.7%
Procter & Gamble Company (The)                               2.6%
Johnson & Johnson                                            2.5%
Duke Energy Corporation                                      2.5%
Adobe Systems, Inc.                                          2.0%
Vanguard Emerging Markets Stock Index Fund                   1.9%
International Business Machines Corporation                  1.9%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                              [BAR CHART OMITTED]

                                                     (% OF NET ASSETS)

                                           The Government Street   S&P MidCap
                                               Mid-Cap Fund        400 Index
                                             -------------------------------
Consumer Discretionary                              9.4%             15.4%
Consumer Staples                                    3.4%              4.2%
Energy                                              5.8%              6.6%
Financials                                         13.4%             17.8%
Health Care                                        13.6%             12.6%
Industrials                                        13.3%             14.7%
Information Technology                             12.8%             14.4%
Materials                                           5.8%              6.8%
Telecommunication Services                          0.1%              0.7%
Utilities                                           6.5%              6.8%
Exchange-Traded Funds                               5.3%              0.0%
Cash Equivalents                                   10.6%              0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                   % OF NET ASSETS
----------------------------------------------------------------------

iShares S&P MidCap 400 Index Fund                            4.5%
Stericycle, Inc.                                             1.8%
Church & Dwight Company, Inc.                                1.3%
Cerner Corporation                                           1.2%
Cullen/Frost Bankers, Inc.                                   1.2%
Techne Corporation                                           1.1%
SPX Corporation                                              1.1%
AMETEK, Inc.                                                 1.1%
HCC Insurance Holdings, Inc.                                 1.1%
Eaton Vance Corporation                                      1.1%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION
(% OF NET ASSETS)

                              [PIE CHART OMITTED]

Revenue                                    41.2%
General Oligation                          41.7%
Pre-Refunded & Escrowed                    11.3%
Cash Equivalents                            5.8%


                             DISTRIBUTION BY RATING
                  --------------------------------------------
                     RATING                      % HOLDINGS
                     ------                      ----------
                     AAA                             7.6%
                     AA                             63.7%
                     A                              21.5%
                     BAA                             7.2%

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 86.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.6%
Coach, Inc. (a) ...................................        6,000   $    100,200
Darden Restaurants, Inc. ..........................        4,000        137,040
Home Depot, Inc. (The) ............................       16,500        388,740
ITT Educational Services, Inc. (a) ................        2,000        242,840
Johnson Controls, Inc. ............................       15,000        180,000
McDonald's Corporation ............................        5,000        272,850
NIKE, Inc. - Class B ..............................       11,000        515,790
Walt Disney Company (The) .........................       35,000        635,600
                                                                   ------------
                                                                      2,473,060
                                                                   ------------
CONSUMER STAPLES -- 12.3%
Altria Group, Inc. ................................       33,000        528,660
Coca-Cola Company (The) ...........................        6,000        263,700
Kraft Foods, Inc. - Class A .......................       22,836        509,014
PepsiCo, Inc. .....................................       10,000        514,800
Philip Morris International, Inc. .................       33,000      1,174,140
Procter & Gamble Company (The) ....................       21,000        988,890
Wal-Mart Stores, Inc. .............................       12,600        656,460
                                                                   ------------
                                                                      4,635,664
                                                                   ------------
ENERGY -- 12.3%
Apache Corporation ................................       10,089        646,604
BP plc - ADR ......................................        7,300        292,730
Chevron Corporation ...............................       15,000      1,008,600
ConocoPhillips ....................................       18,500        724,460
ENSCO International, Inc. .........................       11,000        290,400
Exxon Mobil Corporation ...........................        7,200        490,320
Plains Exploration & Production Company (a) .......       14,000        241,220
TransCanada Corporation ...........................        5,000        118,250
Transocean Ltd. (a) ...............................        8,996        529,325
XTO Energy, Inc. ..................................       10,000        306,200
                                                                   ------------
                                                                      4,648,109
                                                                   ------------
FINANCIALS -- 6.1%
Aegon N.V. - ARS ..................................       27,900        107,136
AFLAC, Inc. .......................................       21,000        406,560
American Capital Ltd. .............................        9,000         16,830
Bank of America Corporation .......................       79,870        544,713
Charles Schwab Corporation (The) ..................       15,000        232,500
Colonial Properties Trust .........................       50,000        190,500
Regions Financial Corporation .....................       20,000         85,200
U.S. Bancorp ......................................       48,400        707,124
                                                                   ------------
                                                                      2,290,563
                                                                   ------------
HEALTH CARE -- 14.6%
Abbott Laboratories ...............................        3,000        143,100
Becton, Dickinson & Company .......................        9,490        638,108
Cardinal Health, Inc. .............................       17,500        550,900
Cerner Corporation (a) ............................        5,500        241,835
Computer Programs & Systems, Inc. .................        4,600        153,042
Covance, Inc. (a) .................................        4,500        160,335
Covidien Ltd. .....................................        4,500        149,580
Elan Corporation plc - ADR (a) ....................       20,000        132,800
Fresenius Medical Care AG & Company - ADR .........        5,000        193,500

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 86.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 14.6% (CONTINUED)
Genzyme Corporation (a) ...........................        6,500   $    386,035
Gilead Sciences, Inc. (a) .........................        7,000        324,240
Johnson & Johnson .................................       18,000        946,800
Techne Corporation ................................       10,000        547,100
Teva Pharmaceutical Industries Ltd. - ADR .........        4,000        180,200
Thermo Fisher Scientific, Inc. (a) ................        6,500        231,855
Waters Corporation (a) ............................       14,000        517,300
                                                                   ------------
                                                                      5,496,730
                                                                   ------------
INDUSTRIALS -- 11.3%
C.H. Robinson Worldwide, Inc. .....................        3,000        136,830
Caterpillar, Inc. .................................       19,500        545,220
Emerson Electric Company ..........................       20,000        571,600
General Dynamics Corporation ......................       17,000        707,030
Ingersoll-Rand Company Ltd. - Class A .............       13,500        186,300
ITT Corporation ...................................        5,000        192,350
Manitowoc Company, Inc. (The) .....................       21,000         68,670
Norfolk Southern Corporation ......................       10,000        337,500
Quanta Services, Inc. (a) .........................       23,000        493,350
Stericycle, Inc. (a) ..............................        7,000        334,110
United Technologies Corporation ...................       16,000        687,680
                                                                   ------------
                                                                      4,260,640
                                                                   ------------
INFORMATION TECHNOLOGY -- 14.5%
Accenture Ltd. - Class A ..........................        9,500        261,155
Adobe Systems, Inc. (a) ...........................       35,000        748,650
Automatic Data Processing, Inc. ...................       20,000        703,200
Broadridge Financial Solutions, Inc. ..............        5,000         93,050
Cisco Systems, Inc. (a) ...........................       23,450        393,256
Corning, Inc. .....................................       28,000        371,560
Dell, Inc. (a) ....................................        9,500         90,060
Hewlett-Packard Company ...........................       37,000      1,186,220
International Business Machines Corporation .......        7,500        726,675
NetApp, Inc. (a) ..................................       12,000        178,080
Oracle Corporation (a) ............................       10,000        180,700
Texas Instruments, Inc. ...........................       24,000        396,240
Tyco Electronics Ltd. .............................       11,000        121,440
                                                                   ------------
                                                                      5,450,286
                                                                   ------------
MATERIALS -- 3.2%
Alcoa, Inc. .......................................        7,000         51,380
Dow Chemical Company (The) ........................       12,000        101,160
Freeport-McMoRan Copper & Gold, Inc. ..............        8,000        304,880
Nucor Corporation .................................       11,000        419,870
Praxair, Inc. .....................................        5,000        336,450
                                                                   ------------
                                                                      1,213,740
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.5%
America Movil SAB de C.V. - Series L - ADR ........       10,000        270,800
AT&T, Inc. ........................................        7,000        176,400
Fairpoint Communications, Inc. ....................        1,037            809
Nippon Telegraph and Telephone Corporation - ADR ..        4,000         76,120
Telephone and Data Systems, Inc. ..................        2,000         53,020
                                                                   ------------
                                                                        577,149
                                                                   ------------

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 86.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
UTILITIES -- 3.8%
Duke Energy Corporation ...........................       65,980   $    944,834
FirstEnergy Corporation ...........................        7,000        270,200
Wisconsin Energy Corporation ......................        5,000        205,850
                                                                   ------------
                                                                      1,420,884
                                                                   ------------

TOTAL COMMON STOCKS (Cost $30,729,264) ............                $ 32,466,825
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 11.1%                            SHARES       VALUE
--------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund ......................        5,000   $    187,950
Market Vectors - Agribusiness ETF .................       19,000        537,890
Market Vectors - Coal ETF .........................       25,000        341,000
Market Vectors - Steel ETF ........................       11,000        301,950
Vanguard Emerging Markets ETF .....................       31,000        731,600
Vanguard Large-Cap ETF ............................       57,000      2,053,140
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,663,594) .....                $  4,153,530
                                                                   ------------

================================================================================
COMMERCIAL PAPER -- 2.6%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
Intesa Funding LLC, 0.18%, due 04/01/2009
   (Cost $987,000) ................................   $  987,000   $    987,000
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 0.0%                                SHARES       VALUE
--------------------------------------------------------------------------------
AIM STIT - STIC Prime Portfolio - Institutional Class,
   0.41% (b) (Cost $373) ..........................          373   $        373
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.9% (Cost $37,380,231)             $ 37,607,728

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....                      48,645
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 37,656,373
                                                                   ============

ADR - American Depositary Receipt.

ARS - American Registered Shares.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 84.1%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.4%
Barnes & Noble, Inc. ..............................        3,500   $     74,830
BorgWarner, Inc. ..................................        1,500         30,450
Buffalo Wild Wings, Inc. (a) ......................        1,600         58,528
Coach, Inc. (a) ...................................        3,500         58,450
Darden Restaurants, Inc. ..........................        2,050         70,233
DeVry, Inc. .......................................          700         33,726
DreamWorks Animation SKG, Inc. - Class A (a) ......        3,500         75,740
Family Dollar Stores, Inc. ........................        3,800        126,806
GameStop Corporation - Class A (a) ................        5,700        159,714
Gildan Activewear, Inc. - Class A (a) .............        4,100         33,210
Guess?, Inc. ......................................        3,000         63,240
Hasbro, Inc. ......................................        2,500         62,675
Interactive Data Corporation ......................        2,000         49,720
ITT Educational Services, Inc. (a) ................        1,605        194,879
JAKKS Pacific, Inc. (a) ...........................        2,000         24,700
Jarden Corporation (a) ............................        3,000         38,010
John Wiley & Sons, Inc. - Class A .................        1,600         47,648
Liberty Global, Inc. - Class A (a) ................        3,150         45,864
Nordstrom, Inc. ...................................        1,000         16,750
O'Reilly Automotive, Inc. (a) .....................        5,800        203,058
PetSmart, Inc. ....................................        2,600         54,496
Phillips-Van Heusen Corporation ...................        3,000         68,040
Ross Stores, Inc. .................................        2,500         89,700
Service Corporation International .................        6,000         20,940
Snap-on, Inc. .....................................        2,950         74,045
Sotheby's .........................................        3,400         30,600
Tiffany & Company .................................        1,775         38,269
True Religion Apparel, Inc. (a) ...................        2,300         27,163
Urban Outfitters, Inc. (a) ........................        3,000         49,110
Vail Resorts, Inc. (a) ............................        2,500         51,075
VF Corporation ....................................          875         49,972
                                                                   ------------
                                                                      2,021,641
                                                                   ------------
CONSUMER STAPLES -- 3.4%
Church & Dwight Company, Inc. .....................        5,400        282,042
Hormel Foods Corporation ..........................        6,000        190,260
J.M. Smucker Company (The) ........................        4,700        175,169
NBTY, Inc. (a) ....................................        3,000         42,240
Universal Corporation .............................        1,740         52,061
                                                                   ------------
                                                                        741,772
                                                                   ------------
ENERGY -- 5.8%
Cameron International Corporation (a) .............        6,610        144,957
FMC Technologies, Inc. (a) ........................        5,780        181,318
Murphy Oil Corporation ............................        3,740        167,440
Newfield Exploration Company (a) ..................        2,800         63,560
Noble Corporation .................................        5,360        129,122
Overseas Shipholding Group, Inc. ..................        3,600         81,612
Patriot Coal Corporation (a) ......................          960          3,562
Peabody Energy Corporation ........................        4,800        120,192
Pioneer Natural Resources Company .................        4,380         72,139
Pride International, Inc. (a) .....................        5,000         89,900

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
ENERGY -- 5.8% (CONTINUED)
Smith International, Inc. .........................        4,500   $     96,660
Valero Energy Corporation .........................        4,950         88,605
                                                                   ------------
                                                                      1,239,067
                                                                   ------------
FINANCIALS -- 13.4%
American Financial Group, Inc. ....................        8,400        134,820
Arthur J. Gallagher & Company .....................        6,750        114,750
Associated Banc-Corp ..............................        7,300        112,712
Bank of Hawaii Corporation ........................        6,000        197,880
Berkley (W.R.) Corporation ........................       10,050        226,628
Cullen/Frost Bankers, Inc. ........................        5,600        262,864
Eaton Vance Corporation ...........................       10,250        234,212
Everest Re Group Ltd. .............................        2,600        184,080
HCC Insurance Holdings, Inc. ......................        9,300        234,267
Jefferies Group, Inc. .............................       10,400        143,520
Legg Mason, Inc. ..................................        3,780         60,102
Liberty Property Trust ............................        4,600         87,124
New York Community Bancorp, Inc. ..................       10,270        114,716
Potlatch Corporation ..............................        6,941        160,962
Rayonier, Inc. ....................................        7,000        211,540
State Street Corporation ..........................        4,400        135,432
Synovus Financial Corporation .....................       16,400         53,300
Westamerica Bancorporation ........................        3,300        150,348
Wilmington Trust Corporation ......................        6,650         64,438
                                                                   ------------
                                                                      2,883,695
                                                                   ------------
HEALTH CARE -- 13.6%
Almost Family, Inc. (a) ...........................        1,000         19,090
Becton, Dickinson & Company .......................        1,000         67,240
Bio-Rad Laboratories, Inc. - Class A (a) ..........        2,500        164,750
C.R. Bard, Inc. ...................................        1,000         79,720
Cantel Medical Corporation (a) ....................        2,000         25,740
Cephalon, Inc. (a) ................................        2,500        170,250
Cerner Corporation (a) ............................        6,000        263,820
Computer Programs & Systems, Inc. .................        1,500         49,905
Covance, Inc. (a) .................................        4,000        142,520
Covidien Ltd. .....................................        1,500         49,860
Edwards Lifesciences Corporation (a) ..............        2,500        151,575
Elan Corporation plc - ADR (a) ....................        1,000          6,640
Ensign Group, Inc. (The) ..........................        3,000         46,380
Fresenius Medical Care AG & Company - ADR .........        4,000        154,800
Gilead Sciences, Inc. (a) .........................        5,050        233,916
Hanger Orthopedic Group, Inc. (a) .................        4,000         53,000
HealthSpring, Inc. (a) ............................        2,500         20,925
Henry Schein, Inc. (a) ............................        4,000        160,040
Life Technologies Corporation (a) .................        2,891         93,900
Matrixx Initiatives, Inc. (a) .....................        2,000         32,800
Millipore Corporation (a) .........................        2,000        114,820
Mylan, Inc. (a) ...................................        7,700        103,257
Myriad Genetics, Inc. (a) .........................        1,000         45,470
PSS World Medical, Inc. (a) .......................        2,000         28,700
Questcor Pharmaceuticals, Inc. (a) ................        3,000         14,760
ResMed, Inc. (a) ..................................        3,000        106,020
Techne Corporation ................................        4,500        246,195

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 13.6% (CONTINUED)
Teleflex, Inc. ....................................        3,000   $    117,270
Teva Pharmaceutical Industries Ltd. - ADR .........        2,163         97,443
Waters Corporation (a) ............................        2,000         73,900
                                                                   ------------
                                                                      2,934,706
                                                                   ------------
INDUSTRIALS -- 13.3%
Alexander & Baldwin, Inc. .........................        3,000         57,090
AMETEK, Inc. ......................................        7,500        234,525
C.H. Robinson Worldwide, Inc. .....................        5,000        228,050
Donaldson Company, Inc. ...........................        6,000        161,040
Expeditors International of Washington, Inc. ......        6,000        169,740
Fastenal Company ..................................        7,000        225,085
Goodrich Corporation ..............................        3,500        132,615
Graco, Inc. .......................................        6,000        102,420
Harsco Corporation ................................        3,000         66,510
Herman Miller, Inc. ...............................        5,500         58,630
Jacobs Engineering Group, Inc. (a) ................        4,475        173,003
John Bean Technologies Corporation ................        1,248         13,054
Joy Global, Inc. ..................................        2,000         42,600
Koninklijke Philips Electronics N.V. - ADR ........        1,500         22,305
L-3 Communications Holdings, Inc. .................        3,000        203,400
Manpower, Inc. ....................................        4,000        126,120
MSC Industrial Direct Company, Inc. - Class A .....        5,000        155,350
SPX Corporation ...................................        5,000        235,050
Stericycle, Inc. (a) ..............................        8,275        394,966
Trinity Industries, Inc. ..........................        5,000         45,700
WESCO International, Inc. (a) .....................        1,000         18,120
                                                                   ------------
                                                                      2,865,373
                                                                   ------------
INFORMATION TECHNOLOGY -- 12.8%
Activision Blizzard, Inc. (a) .....................       16,000        167,360
ADC Telecommunications, Inc. (a) ..................        8,500         37,315
ADTRAN, Inc. ......................................        6,000         97,260
Advent Software, Inc. (a) .........................        4,000        133,240
Alliance Data Systems Corporation (a) .............        5,000        184,750
Arrow Electronics, Inc. (a) .......................        8,000        152,480
Cognizant Technology Solutions Corporation -
   Class A (a) ....................................        8,000        166,320
CommScope, Inc. (a) ...............................        1,000         11,360
Cree, Inc. (a) ....................................        6,500        152,945
DST Systems, Inc. (a) .............................        4,000        138,480
Harris Corporation ................................        6,000        173,640
IAC/InterActiveCorp (a) ...........................        2,100         31,983
Integrated Device Technology, Inc. (a) ............       10,000         45,500
Jack Henry & Associates, Inc. .....................        9,000        146,880
Lam Research Corporation (a) ......................        6,000        136,620
Linear Technology Corporation .....................        5,000        114,900
Macrovision Solutions Corporation (a) .............        6,000        106,740
Microchip Technology, Inc. ........................        5,000        105,950
National Instruments Corporation ..................        8,000        149,200
NetApp, Inc. (a) ..................................        5,000         74,200
Polycom, Inc. (a) .................................        4,000         61,560
SanDisk Corporation (a) ...........................        5,000         63,250
Sybase, Inc. (a) ..................................        4,000        121,160

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 12.8% (CONTINUED)
Xilinx, Inc. ......................................        7,000   $    134,120
Zebra Technologies Corporation - Class A (a) ......        2,500         47,550
                                                                   ------------
                                                                      2,754,763
                                                                   ------------
MATERIALS -- 5.8%
Airgas, Inc. ......................................        4,000        135,240
Albemarle Corporation .............................        8,000        174,160
Ashland, Inc. .....................................        3,000         30,990
Cabot Corporation .................................        4,000         42,040
Clearwater Paper Corporation (a) ..................        1,983         15,923
Eagle Materials, Inc. .............................        2,500         60,625
Martin Marietta Materials, Inc. ...................        2,500        198,250
Scotts Miracle-Gro Company (The) - Class A ........        4,000        138,800
Sonoco Products Company ...........................        9,570        200,779
Steel Dynamics, Inc. ..............................       12,000        105,720
Valspar Corporation (The) .........................        7,000        139,790
                                                                   ------------
                                                                      1,242,317
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.1%
Telephone and Data Systems, Inc. ..................        1,000         26,510
                                                                   ------------

UTILITIES -- 6.5%
AGL Resources, Inc. ...............................        8,400        222,852
EQT Corporation ...................................        7,000        219,310
Great Plains Energy, Inc. .........................        9,050        121,903
MDU Resources Group, Inc. .........................        8,850        142,839
ONEOK, Inc. .......................................        5,750        130,123
Pepco Holdings, Inc. ..............................        7,900         98,592
SCANA Corporation .................................        7,530        232,602
Vectren Corporation ...............................       10,600        223,554
                                                                   ------------
                                                                      1,391,775
                                                                   ------------

TOTAL COMMON STOCKS (Cost $21,534,849) ............                $ 18,101,619
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 5.3%                             SHARES       VALUE
--------------------------------------------------------------------------------
iShares S&P MidCap 400 Index Fund .................       20,000   $    973,000
PowerShares Dynamic Healthcare Sector Portfolio (a)       10,000        172,500
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,151,127) .....                $  1,145,500
                                                                   ------------

================================================================================
COMMERCIAL PAPER -- 10.5%                              PAR VALUE       VALUE
--------------------------------------------------------------------------------
American Express Company, 0.06%, due 04/01/2009 ...   $  601,000   $    601,000
Intesa Funding LLC, 0.18%, due 04/01/2009 .........    1,061,000      1,061,000
Societe Generale, 0.10%, due 04/01/2009 ...........      600,000        600,000
                                                                   ------------
TOTAL COMMERCIAL PAPER (Cost $2,262,000) ..........                $  2,262,000
                                                                   ------------

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.0%                                SHARES       VALUE
--------------------------------------------------------------------------------
AIM STIT - STIC Prime Portfolio - Institutional Class,
   0.41% (b) (Cost $352) ..........................          352   $        352
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.9% (Cost $24,948,328)             $ 21,509,471

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....                      12,656
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 21,522,127
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
==============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2%                                        PAR VALUE       VALUE
----------------------------------------------------------------------------------------------
Alabama Drinking Water Financing Auth., Rev.,
   4.00%, due 08/15/2014 .........................................   $  250,000   $    255,568
   5.00%, due 08/15/2018 .........................................      400,000        412,832
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
   4.50%, due 11/01/2009, ETM ....................................      500,000        506,660
   5.375%, due 11/01/2012, ETM ...................................      400,000        401,244
Alabama Special Care Facilities Financing Auth., Mobile,
   Hospital Rev.,
   4.50%, due 11/01/2010, ETM ....................................      250,000        253,245
Alabama State Federal Highway Financing Auth., Rev.,
   5.00%, due 03/01/2016 .........................................      300,000        319,890
Alabama State, GO,
   5.00%, due 06/01/2012 .........................................      250,000        259,778
   5.00%, due 09/01/2015 .........................................      300,000        316,320
   5.00%, due 09/01/2016 .........................................      300,000        316,320
   5.00%, due 09/01/2017 .........................................      300,000        330,714
Alabama State Parks System Improvement Corporation, GO,
   5.50%, due 06/01/2010 .........................................      200,000        211,190
Alabama State Public School & College Auth.,
   Capital Improvements, Rev.,
   5.00%, due 02/01/2010 .........................................      300,000        310,833
   5.00%, due 11/01/2012 .........................................      475,000        483,488
   5.125%, due 11/01/2013 ........................................      600,000        610,782
   5.125%, due 11/01/2015 ........................................      525,000        534,435
Alabama State Public School & College Auth., Rev.,
   5.00%, due 05/01/2010 .........................................      355,000        371,365
Alabama Water Pollution Control Auth., Rev.,
   5.00%, due 08/15/2010 .........................................      500,000        516,910
   5.375%, due 08/15/2014 ........................................      225,000        239,483
Anniston, AL, Waterworks & Sewer Board, Rev.,
   4.00%, due 06/01/2015 .........................................      400,000        404,796
Athens, AL, Electric Rev., Warrants,
   3.00%, due 06/01/2011 .........................................      500,000        510,105
Athens, AL, School Warrants,
   5.05%, due 08/01/2015 .........................................      335,000        339,268
Auburn, AL, GO, Warrants,
   4.25%, due 08/01/2009 .........................................      285,000        288,437
   5.00%, due 08/01/2012 .........................................      225,000        248,618
Auburn, AL, Waterworks Board, Rev.,
   5.00%, due 07/01/2015 .........................................      335,000        358,239
Auburn University, AL, General Fee Rev.,
   4.45%, due 06/01/2011 .........................................      400,000        402,016
   5.25%, due 06/01/2015 .........................................      400,000        429,132
Baldwin Co., AL, Board of Education, Rev., Warrants,
   5.20%, due 06/01/2009 .........................................      200,000        200,746
   5.00%, due 06/01/2010 .........................................      300,000        311,679
Baldwin Co., AL, GO, Warrants,
   5.00%, due 02/01/2015 .........................................      200,000        219,384
Baldwin Co., AL, Series A, GO, Warrants,
   5.00%, due 02/01/2017 .........................................      320,000        356,822

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2% (CONTINUED)                            PAR VALUE       VALUE
-----------------------------------------------------------------------------------------------
Birmingham, AL, Special Care Facilities Financing Auth., Rev.,
   3.70%, due 06/01/2009 .........................................   $  300,000   $    300,072
Decatur, AL, GO, Warrants,
   5.00%, due 06/01/2009 .........................................      300,000        301,008
Decatur, AL, Water Rev.,
   5.00%, due 05/01/2014 .........................................      100,000        101,257
Dothan, AL, GO,
   5.50%, due 09/01/2014 .........................................      500,000        515,615
Fairhope, AL, Warrants,
   5.10%, due 06/01/2014 .........................................      295,000        302,537
Florence, AL, School Warrants,
   4.65%, due 12/01/2012 .........................................      200,000        204,510
Foley, AL, Utilities Board, Utilities Rev.,
   4.50%, due 11/01/2019 .........................................      250,000        255,928
Homewood, AL, GO, Warrants,
   5.00%, due 09/01/2014 .........................................      500,000        551,965
   5.00%, due 09/01/2015 .........................................      250,000        280,470
Hoover, AL, Special Tax, Warrants,
   5.00%, due 02/15/2015 .........................................      370,000        394,231
Houston Co., AL, GO,
   5.60%, due 10/15/2014 .........................................      300,000        314,106
Huntsville, AL, Capital Improvements, GO,
   3.25%, due 11/01/2010 .........................................      100,000        103,461
Huntsville, AL, Capital Improvements, Series C, GO, Warrants,
   5.00%, due 11/01/2017 .........................................      300,000        325,266
Huntsville, AL, Electric Systems, Rev.,
   4.00%, due 12/01/2013 .........................................      300,000        323,445
Huntsville, AL, GO,
   5.50%, due 08/01/2009 .........................................      400,000        406,552
   5.00%, due 08/01/2011 .........................................      500,000        543,015
   5.25%, due 11/01/2012 .........................................      250,000        252,665
   5.125%, due 05/01/2020 ........................................      300,000        322,176
Jefferson Co., AL, Sewer Rev.,
   5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101 ...........      225,000        238,721
Madison, AL, Warrants,
   4.40%, due 02/01/2011 .........................................      200,000        202,538
   4.85%, due 02/01/2013 .........................................      400,000        405,048
Madison Co., AL, Board of Education,
   Capital Outlay Tax Antic. Warrants,
   5.20%, due 03/01/2011 .........................................      400,000        416,680
   5.20%, due 03/01/2014 .........................................      250,000        259,690
Mobile, AL, GO,
   4.50%, due 08/01/2013 .........................................      100,000        109,567
   4.75%, due 02/15/2014 .........................................      400,000        422,924
   5.20%, due 08/15/2018 .........................................      500,000        538,725
Mobile, AL, Water & Sewer, Rev.,
   5.25%, due 01/01/2012 .........................................      205,000        220,678
   5.25%, due 01/01/2014 .........................................      300,000        315,969
   5.25%, due 01/01/2020 .........................................      400,000        413,588
Montgomery, AL, GO,
   5.00%, due 11/01/2015 .........................................      300,000        317,724

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2% (CONTINUED)                            PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Montgomery, AL, Waterworks & Sanitation, Rev.,
   5.25%, due 09/01/2011 .........................................   $  350,000   $    381,469
Mountain Brook, AL, City Board of Education,
   Capital Outlay Warrants,
   4.80%, due 02/15/2011 .........................................      405,000        406,017
Opelika, AL, GO,
    4.00%, due 03/01/2010 ........................................      210,000        215,424
Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
    4.35%, due 08/01/2011 ........................................      200,000        201,290
Shelby Co., AL, Board of Education, Rev. Warrants,
   4.80%, due 02/01/2011 .........................................      500,000        506,275
St. Clair Co., AL, GO,
   4.00%, due 08/01/2013 .........................................      145,000        156,501
   4.00%, due 08/01/2014 .........................................      205,000        220,779
Trussville, AL, Warrants,
   4.30%, due 10/01/2010 .........................................      400,000        419,480
Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   4.85%, due 02/15/2013 .........................................      300,000        300,714
Tuscaloosa, AL, GO, Warrants,
   4.30%, due 10/01/2009 .........................................      425,000        433,228
   4.25%, due 02/15/2011 .........................................      145,000        152,913
   5.45%, due 01/01/2014 .........................................      500,000        523,210
   5.55%, due 01/01/2015, Prerefunded 01/01/2010 @ 101 ...........      400,000        418,864
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
   4.00%, due 07/01/2013 .........................................      350,000        367,066
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
   5.00%, due 09/01/2011 .........................................      100,000        105,471
University of Alabama, AL, General Fee Rev.,
   4.10%, due 12/01/2013 .........................................      240,000        252,278
University of Alabama, AL, Series A, Rev.,
   4.00%, due 10/01/2010 .........................................      375,000        391,939
   5.00%, due 07/01/2017 .........................................      245,000        278,932
Vestavia Hills, AL, Warrants,
   5.00%, due 02/01/2012 .........................................      565,000        609,844
                                                                                  ------------

TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
   OBLIGATION (GO) BONDS (Cost $26,011,310) ......................                $ 26,722,124
                                                                                  ------------

================================================================================
MONEY MARKET FUNDS -- 5.6%                             SHARES          VALUE
--------------------------------------------------------------------------------
Alpine Municipal Money Market Fund - Class I, 1.01% (a)
   (Cost $1,590,966) ..............................    1,590,966   $  1,590,966
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.8% (Cost $27,602,276)             $ 28,313,090

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .....                      44,448
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 28,357,538
                                                                   ============

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
==========================================================================================
                                               GOVERNMENT     GOVERNMENT        ALABAMA
                                                 STREET         STREET          TAX FREE
                                                 EQUITY         MID-CAP           BOND
                                                  FUND            FUND            FUND
------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................   $ 37,380,231    $ 24,948,328    $ 27,602,276
                                              ============    ============    ============
   At value (Note 1) ......................   $ 37,607,728    $ 21,509,471    $ 28,313,090
Dividends and interest receivable .........         74,630          23,208         304,386
Receivable for investment securities sold .        677,739              --              --
Receivable for capital shares sold ........            150             100              --
Other assets ..............................          6,539           5,064           4,638
                                              ------------    ------------    ------------
   TOTAL ASSETS ...........................     38,366,786      21,537,843      28,622,114
                                              ------------    ------------    ------------

LIABILITIES
Distributions payable .....................          3,148              --          25,424
Payable for investment securities purchased        519,653              --         219,854
Payable for capital shares redeemed .......        159,456              --           5,919
Accrued investment advisory fees (Note 3) .         18,384           5,926           3,909
Accrued administration fees (Note 3).. ....          4,600           4,000           3,500
Accrued compliance fees (Note 3) ..........            515             515             515
Other accrued expenses ....................          4,657           5,275           5,455
                                              ------------    ------------    ------------
   TOTAL LIABILITIES ......................        710,413          15,716         264,576
                                              ------------    ------------    ------------

NET ASSETS ................................   $ 37,656,373    $ 21,522,127    $ 28,357,538
                                              ============    ============    ============

Net assets consist of:
Paid-in capital ...........................   $ 37,601,232    $ 25,624,431    $ 27,690,019
Accumulated undistributed
   net investment income ..................          1,012              --          17,525
Accumulated net realized losses
   from security transactions .............       (173,368)       (663,447)        (60,820)
Net unrealized appreciation (depreciation)
   on investments .........................        227,497      (3,438,857)        710,814
                                              ------------    ------------    ------------

Net assets ................................   $ 37,656,373    $ 21,522,127    $ 28,357,538
                                              ============    ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................      1,409,255       2,544,604       2,689,196
                                              ============    ============    ============

Net asset value, offering price and
   redemption price per share (Note 1). ...   $      26.72    $       8.46    $      10.54
                                              ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
========================================================================================
                                             GOVERNMENT      GOVERNMENT       ALABAMA
                                               STREET          STREET         TAX FREE
                                               EQUITY          MID-CAP          BOND
                                                FUND            FUND            FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     18,879    $     24,991    $  1,064,533
   Dividends ............................      1,279,030         407,198          20,756
   Foreign withholding taxes on dividends         (2,179)           (932)             --
                                            ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      1,295,730         431,257       1,085,289
                                            ------------    ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ....        326,223         205,239          94,477
   Administration fees (Note 3) .........         72,445          48,176          42,000
   Professional fees ....................         23,798          20,726          19,315
   Trustees' fees and expenses ..........         15,184          15,184          15,184
   Custodian and bank service fees ......         11,654          12,008           5,259
   Compliance fees and expenses (Note 3)           6,766           6,451           6,430
   Pricing costs ........................          2,259           3,792          12,167
   Postage and supplies .................          7,148           4,717           4,712
   Account maintenance fees .............          6,914           6,440           1,216
   Registration fees ....................          4,652           3,731           2,838
   Printing of shareholder reports ......          5,666           2,886           2,629
   Insurance expense ....................          5,289           2,810           2,445
   Other expenses .......................          6,748           5,514           5,127
                                            ------------    ------------    ------------
      TOTAL EXPENSES ....................        494,746         337,674         213,799
   Fees voluntarily waived by
      the Adviser (Note 3) ..............             --         (36,520)        (38,341)
                                            ------------    ------------    ------------
      NET EXPENSES ......................        494,746         301,154         175,458
                                            ------------    ------------    ------------

NET INVESTMENT INCOME ...................        800,984         130,103         909,831
                                            ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
      security transactions .............       (173,368)       (663,447)          5,706
   Net realized gains from in-kind
      redemptions (Note 1) ..............      1,939,512         446,671              --
   Net change in unrealized appreciation
      (depreciation) on investments .....    (28,078,838)     (9,436,552)        110,981
                                            ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS ........    (26,312,694)     (9,653,328)        116,687
                                            ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........   $(25,511,710)   $ (9,523,225)   $  1,026,518
                                            ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                  GOVERNMENT STREET               GOVERNMENT STREET
                                                     EQUITY FUND                     MID-CAP FUND
                                             ------------------------------------------------------------
                                                 YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2009            2008            2009            2008
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $    800,984    $    906,424    $    130,103    $     86,354
   Net realized gains (losses) from
      security transactions ..............       (173,368)      1,965,343        (663,447)        756,786
   Net realized gains from in-kind
      redemptions (Note 1) ...............      1,939,512      10,223,336         446,671         369,183
   Net change in unrealized appreciation
      (depreciation) on investments ......    (28,078,838)    (14,723,170)     (9,436,552)     (2,471,103)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from operations    (25,511,710)     (1,628,067)     (9,523,225)     (1,258,780)
                                             ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............       (753,088)       (906,812)       (141,611)       (131,638)
   In excess of net investment income ....             --              --          (2,489)             --
   From realized capital gains
      on security transactions ...........             --      (2,019,387)         (7,284)       (749,760)
   Return of capital .....................             --        (265,270)             --              --
                                             ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders .........       (753,088)     (3,191,469)       (151,384)       (881,398)
                                             ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      2,476,764       1,964,944       1,776,042       1,588,631
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        719,467       3,075,937         141,942         859,223
   Payments for shares redeemed. .........     (6,541,942)    (20,710,964)     (2,144,940)     (2,844,837)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions ............     (3,345,711)    (15,670,083)       (226,956)       (396,983)
                                             ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .. ..........    (29,610,509)    (20,489,619)     (9,901,565)     (2,537,161)

NET ASSETS
   Beginning of year .....................     67,266,882      87,756,501      31,423,692      33,960,853
                                             ------------    ------------    ------------    ------------
   End of year ...........................   $ 37,656,373    $ 67,266,882    $ 21,522,127    $ 31,423,692
                                             ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................   $      1,012    $         --    $         --    $     11,508
                                             ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ..................................         68,142          40,023         174,611         119,232
   Reinvested ............................         20,123          62,867          15,726          64,918
   Redeemed ..............................       (181,776)       (414,553)       (205,129)       (210,523)
                                             ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ....        (93,511)       (311,663)        (14,792)        (26,373)
   Shares outstanding, beginning of year .      1,502,766       1,814,429       2,559,396       2,585,769
                                             ------------    ------------    ------------    ------------
   Shares outstanding, end of year .......      1,409,255       1,502,766       2,544,604       2,559,396
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                                  ALABAMA TAX FREE
                                                                      BOND FUND
                                                             ---------------------------
                                                                YEAR            YEAR
                                                               ENDED           ENDED
                                                              MARCH 31,       MARCH 31,
                                                                2009            2008
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................   $    909,831    $    872,561
   Net realized gains from security transactions ........          5,706          16,614
   Net change in unrealized appreciation
     (depreciation) on investments ......................        110,981         265,263
                                                            ------------    ------------
Net increase in net assets from operations ..............      1,026,518       1,154,438
                                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........................       (906,325)       (869,547)
   From realized capital gains on security transactions .           (205)        (15,917)
                                                            ------------    ------------
Decrease in net assets from distributions to shareholders       (906,530)       (885,464)
                                                            ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................      3,972,100       1,373,954
   Net asset value of shares issued in reinvestment
     of distributions to shareholders ...................        576,864         559,466
   Payments for shares redeemed .........................     (1,737,811)     (2,744,430)
                                                            ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions ...........................      2,811,153        (811,010)
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      2,931,141        (542,036)

NET ASSETS
   Beginning of year ....................................     25,426,397      25,968,433
                                                            ------------    ------------
   End of year ..........................................   $ 28,357,538    $ 25,426,397
                                                            ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ................................   $     17,525    $     15,016
                                                            ============    ============

CAPITAL SHARE ACTIVITY
   Sold .................................................        378,942         131,729
   Reinvested ...........................................         55,131          53,777
   Redeemed .............................................       (166,312)       (264,214)
                                                            ------------    ------------
   Net increase (decrease) in shares outstanding ........        267,761         (78,708)
   Shares outstanding, beginning of year ................      2,421,435       2,500,143
                                                            ------------    ------------
   Shares outstanding, end of year ......................      2,689,196       2,421,435
                                                            ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    44.76     $    48.37     $    52.42     $    47.11     $    46.10
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.55           0.57           0.48           0.50           0.50
   Net realized and unrealized
      gains (losses) on investments .....         (18.07)         (2.12)          2.90           5.31           1.01
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         (17.52)         (1.55)          3.38           5.81           1.51
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.52)         (0.57)         (0.48)         (0.50)         (0.50)
   Distributions from
      net realized gains ................             --          (1.31)         (6.95)            --             --
   Return of capital ....................             --          (0.18)            --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.52)         (2.06)         (7.43)         (0.50)         (0.50)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $    26.72     $    44.76     $    48.37     $    52.42     $    47.11
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        (39.43%)        (3.51%)         7.04%         12.39%          3.27%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   37,656     $   67,267     $   87,757     $  107,243     $  132,922
                                              ==========     ==========     ==========     ==========     ==========

Ratio of expenses to
   average net assets ...................          0.91%          0.84%          0.84%          0.78%          0.76%

Ratio of net investment income
   to average net assets ................          1.47%          1.12%          0.96%          0.95%          1.08%

Portfolio turnover rate .................            35%            12%            15%            17%            13%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    12.28     $    13.13     $    13.71     $    11.30     $    10.33
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.05           0.03           0.04           0.05           0.01
   Net realized and unrealized
      gains (losses) on investments .....          (3.82)         (0.53)          0.45           2.38           0.97
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (3.77)         (0.50)          0.49           2.43           0.98
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.05)         (0.05)         (0.05)         (0.02)         (0.01)
   In excess of net investment income ...          (0.00)(a)         --             --             --             --
   Distributions from
      net realized gains ................          (0.00)(a)      (0.30)         (1.02)            --          (0.00)(a)
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.05)         (0.35)         (1.07)         (0.02)         (0.01)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $     8.46     $    12.28     $    13.13     $    13.71     $    11.30
                                              ==========     ==========     ==========     ==========     ==========

Total return (b) ........................        (30.65%)        (3.99%)         3.83%         21.51%          9.47%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   21,522     $   31,424     $   33,961     $   37,619     $   32,025
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (c) ...............          1.10%          1.10%          1.10%          1.10%          1.10%

Ratio of net investment income
   to average net assets ................          0.47%          0.25%          0.26%          0.37%          0.14%

Portfolio turnover rate .................            14%            11%            11%            28%             6%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23%, 1.12%, 1.12%, 1.11% and 1.23% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively (Note 3).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    10.50     $    10.39     $    10.40     $    10.55     $    10.90
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.35           0.36           0.36           0.34           0.35
   Net realized and unrealized
      gains (losses) on investments .....           0.04           0.12          (0.01)         (0.15)         (0.36)
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........           0.39           0.48           0.35           0.19          (0.01)
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.35)         (0.36)         (0.36)         (0.34)         (0.34)
   Distributions from
      net realized gains ................          (0.00)(c)      (0.01)            --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.35)         (0.37)         (0.36)         (0.34)         (0.34)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $    10.54     $    10.50     $    10.39     $    10.40     $    10.55
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................          3.80%          4.66%          3.38%          1.80%         (0.06%)
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   28,358     $   25,426     $   25,968     $   26,182     $   34,525
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (b) .. ............          0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income
   to average net assets ................          3.36%          3.46%          3.44%          3.25%          3.21%

Portfolio turnover rate .................             8%             6%            15%             5%             4%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.79%, 0.78%, 0.76%, 0.73% and 0.69% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively (Note 3).

(c)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing primarily in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

-------------------------------------------------------------------------------------------
                                                    THE            THE            THE
                                                 GOVERNMENT     GOVERNMENT       ALABAMA
                                               STREET EQUITY  STREET MID-CAP  TAX FREE BOND
VALUATION INPUTS                                    FUND           FUND           FUND
-------------------------------------------------------------------------------------------
Level 1 - Quoted prices .....................   $ 36,620,728   $ 19,247,471   $  1,590,966
Level 2 - Other significant observable inputs        987,000      2,262,000     26,722,124
Level 3 - Significant unobservable inputs ...             --             --             --
                                                ------------   ------------   ------------
Total .......................................   $ 37,607,728   $ 21,509,471   $ 28,313,090
                                                ============   ============   ============
-------------------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 is as follows:

---------------------------------------------------------------------------------------------------
                      YEARS      ORDINARY  EXEMPT-INTEREST   LONG-TERM     RETURN OF     TOTAL
                      ENDED       INCOME       DIVIDENDS       GAINS        CAPITAL   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
Government Street    3/31/09    $  753,088    $       --    $       --    $       --    $  753,088
  Equity Fund        3/31/08    $1,059,790    $       --    $1,866,409    $  265,270    $3,191,469
---------------------------------------------------------------------------------------------------
Government Street    3/31/09    $  144,299    $       --    $    7,085    $       --    $  151,384
  Mid-Cap Fund       3/31/08    $  150,519    $       --    $  730,879    $       --    $  881,398
---------------------------------------------------------------------------------------------------
Alabama Tax Free     3/31/09    $       --    $  906,325    $      205    $       --    $  906,530
  Bond Fund          3/31/08    $       --    $  869,547    $   15,917    $       --    $  885,464
---------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------------------
                                               GOVERNMENT       GOVERNMENT        ALABAMA
                                                 STREET           STREET          TAX FREE
                                                 EQUITY           MID-CAP           BOND
                                                  FUND             FUND             FUND
--------------------------------------------------------------------------------------------
Cost of portfolio investments ............    $ 37,380,231     $ 24,948,328     $ 27,652,478
                                              ============     ============     ============
Gross unrealized appreciation ............    $  8,772,207     $  2,198,358     $    692,977
Gross unrealized depreciation ............      (8,544,710)      (5,637,215)         (32,365)
                                              ------------     ------------     ------------
Net unrealized appreciation (depreciation)         227,497       (3,438,857)         660,612
Undistributed ordinary income ............           4,160               --            4,703
Undistributed long-term gains ............              --               --            1,999
Undistributed tax exempt income ..........              --               --           25,629
Capital loss carryforwards ...............         (71,454)        (223,256)              --
Post-October losses ......................        (101,914)        (440,191)              --
Other temporary differences ..............          (3,148)              --          (25,424)
                                              ------------     ------------     ------------
Accumulated earnings (deficit) ...........    $     55,141     $ (4,102,304)    $    667,519
                                              ============     ============     ============
--------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing
methods  in  the   amortization  of  discounts  and  premiums  on  fixed  income securities.

As of March 31,  2009,  The  Government  Street  Equity Fund and The  Government
Street Mid-Cap Fund had capital loss carryforwards for federal income tax purposes of $71,454 and $223,256, respectively, which expire on March 31, 2017. In addition, The Government Street Equity Fund and The Government Street Mid-Cap Fund had net realized capital losses of $101,914 and $440,191, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during each Fund's tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended March 31, 2009, The Government Street Mid-Cap Fund reclassified distributions in excess of net investment income of $2,489 against paid-in-capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

During the year ended March 31, 2009, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,939,512 and $446,671, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

For the year ended March 31, 2009, The Alabama Tax Free Bond Fund reclassified $997 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification had no effect on the Fund's net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $18,678,260 and $21,667,656, respectively, for The Government Street Equity Fund; $3,878,008 and $3,494,864, respectively, for The Government Street Mid-Cap Fund; and $4,334,329 and $2,141,250, respectively, for The Alabama Tax Free Bond Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Leavell Investment Management, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2009, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $36,520 and $38,341, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2009.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax-Free Bond Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2008) shown and held for the entire period (March 31, 2009).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

-----------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  October 1, 2008   March 31, 2009   During Period*
-----------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   670.10        $ 4.08
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,020.04        $ 4.94
-----------------------------------------------------------------------------------
THE GOVERNMENT STREET MID-CAP FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   732.20        $ 4.75
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,019.45        $ 5.54
-----------------------------------------------------------------------------------
THE ALABAMA TAX FREE BOND FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $ 1,036.40        $ 3.30
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,021.69        $ 3.28
-----------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 The Government Street Equity Fund         0.98%
                 The Government Street Mid-Cap Fund        1.10%
                 The Alabama Tax Free Bond Fund            0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD                       LENGTH OF
  TRUSTEE                       ADDRESS                      AGE      WITH THE TRUST                      TIME SERVED
------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.      931 Broad Street Road,        72      Chairman and                        Since
                                Manakin-Sabot, VA                     Trustee                             June 1991
------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III      1802 Bayberry Court,          72      Trustee                             Since
                                Suite 400                                                                 September 1988
                                Richmond, VA
------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                 800 Main Street               55      Trustee                             Since
                                Lynchburg, VA                                                             September 1988
------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris              100 Darden Boulevard          59      Trustee                             Since
                                Charlottesville, VA                                                       January 2007
------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.            4488 Pond Apple               69      Trustee                             Since
                                Drive North                                                               September 1988
                                Naples, FL
------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill            University of Richmond        69      Trustee                             Since
                                Richmond, VA                                                              March 1993
------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette         100 Jacintoport Boulevard     49      Trustee                             Since
                                Saraland, AL                                                              March 1993
------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III            302 Clovelly Road             73      Trustee                             Since
                                Richmond, VA                                                              November 1988
------------------------------------------------------------------------------------------------------------------------
  Thomas W. Leavell             P.O. Box 1307                 65      President                           Since
                                Mobile, AL                                                                February 2004
------------------------------------------------------------------------------------------------------------------------
  Mary Shannon Hope             P.O. Box 1307                 45      Vice President                      Since
                                Mobile, AL                                                                August 2008
------------------------------------------------------------------------------------------------------------------------
  Timothy S. Healey             600 Luckie Drive              56      Vice President of The Government    Since
                                Suite 305                             Street Mid-Cap Fund and             January 1995
                                Birmingham, AL                        The Alabama Tax Free Bond Fund
------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey              225 Pictoria Drive            52      Vice President                      Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                 225 Pictoria Drive            47      Treasurer                           Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  John F. Splain                225 Pictoria Drive            52      Secretary                           Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                 225 Pictoria Drive            40      Chief Compliance Officer            Since
                                Suite 450                                                                 August 2006
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors,LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2009. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $800,984 and $144,299, respectively, as taxed at a maximum rate of 15%. Additionally, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund intend to designate $7,085 and $205, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2009, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Funds' portfolio trades were

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2008 performance of each of the Funds, which exceeded the returns of their respective Lipper category average, as well as the longer term performance of the Funds, LIM has provided quality management services to the Funds; (ii) the performance of The Government Street Mid-Cap Fund has been extremely good, as the Fund outperformed both the S&P MidCap 400 Index and the average of its Lipper category for the 1 year, 3 years and 5 years ended December 31, 2008 and for the period since the Fund's inception; (iii) the performance of The Alabama Tax Free Bond Fund has also been extremely good, as the Fund's returns for 1 year, 3 years, 5 years and 10 years ranked within the 1st percentile of comparably managed funds according to Morningstar, Inc. and the Fund maintained a 4-star Morningstar rating overall and a 5-star Morningstar rating for 3 years as of December 31, 2008; (iv) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (v) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (vi) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to further increase returns for shareholders. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                       -----------------------------------
                              No Load Mutual Funds

                  INVESTMENT ADVISER
                  Leavell Investment Management, Inc.
                  Post Office Box 1307
                  Mobile, AL 36633

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, OH 45246-0707
                  1-866-738-1125

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, MA 02109

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                  FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, OH 45202

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

                  PORTFOLIO MANAGERS
                  Thomas W. Leavell,
                     The Government Street Equity Fund
                     The Government Street Mid-Cap Fund
                  Timothy S. Healey,
                     The Government Street Mid-Cap Fund
                     The Alabama Tax Free Bond Fund
                  Richard E. Anthony, Jr.,
                     The Government Street Mid-Cap Fund
                  Michael J. Hofto,
                     The Government Street Mid-Cap Fund

================================================================================

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                  ANNUAL REPORT


                                 MARCH 31, 2009

                               Investment Adviser
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 12, 2009
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2009, The Jamestown Balanced Fund returned -20.75% versus returns of -38.09% for the S&P 500 Index and -23.43% for a blend of 60% S&P 500 Index and 40% Barclays Capital U.S. Intermediate Government/Credit Index (the "Barclay's Index"). During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic series provided slightly more encouraging data points. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

The Barclays Index rose 1.96% during the twelve month period as investors sought stability in fixed income markets. The fixed income portion of the Fund has a duration that is shorter than the Barclays Index. The portfolio continues to be overweight spread products and underweight U.S. Treasury securities. The performance of the Fund's fixed income portfolio of 6.0% was significantly better than that of the Barclays Index, as positioning along the yield curve and a focus on the highest quality segments of the mortgage and corporate bond markets drove the outperformance.

Sector and stock selection helped the equity portion of the Fund outperform the S&P 500 Index for the 12 months. Sector performance benefited primarily from holding cash, our underweight in the Financials sector, and our overweight in the Health Care sector. Stock selection was driven by strong performance in the Financials, Consumer Discretionary, Materials, and Utilities sectors, partially offset by poor stock selection in the Consumer Staples and Energy sectors. The best performing stocks in the Fund relative to their sectors over the past 12 months were Darden Restaurants, Bristol-Myers Squibb and BMC Software. The stocks that underpeformed their sectors by the most were AFLAC, Transocean and General Dynamics.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that the pace of the economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again. We anticipate the pace of recovery will be modest. As of March 31, 2009, the Fund had 44% of its portfolio invested in fixed income securities, 53% invested in equities, and 3% invested in cash equivalents.

The equity portion of the Fund emphasizes companies that we believe can continue to grow earnings in these difficult economic times. The Fund is most overweight in the Health Care and Information Technology sectors. Telecommunication Services and Utilities are the largest sector underweights in the portfolio. The equity portion of the Fund trades at 11.5X 2009 estimated earnings, which are forecast to decline 3.3%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2009, The Jamestown Equity Fund declined 33.63% versus a return of -38.09% for the S&P 500 Index. During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic data points provided slightly more encouragement for the market. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

Sector and stock selection helped the Fund outperform the S&P 500 Index for the 12 months. Sector performance benefited primarily from holding cash, our underweight in the Financials sector, and our overweight in the Health Care sector. Stock selection was driven by strong performance in the Financials, Consumer Discretionary, Materials, and Utilities sectors, partially offset by poor stock selection in the Consumer Staples and Energy sectors. The best performing stocks in the Fund relative to their sectors over the past 12 months were Darden Restaurants, Bristol-Myers Squibb and BMC Software. The stocks that underpeformed their sectors by the most were AFLAC, Transocean and General Dynamics.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that pace of economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again.

The Fund emphasizes companies that we believe can continue to grow earnings in these difficult economic times. The Fund is most overweight in the Health Care and Information Technology sectors. Telecommunication Services and Utilities are the largest sector underweights in the portfolio. The equity portion of the Fund trades at 11.5X 2009 estimated earnings, which are forecast to decline 3.3%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

THE JAMESTOWN SELECT EQUITY FUND

The Jamestown Select Equity Fund fell 39.41% for the year ended March 31, 2009 versus a return of -38.09% for the S&P 500 Index. During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic data points provided slightly more encouragement for the market. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

The underperformance of the Fund was driven primarily by stock selection, particularly in the Consumer Staples, Information Technology, and Energy sectors. Partially offsetting this was strong stock selection in the Financials sector. Sector selection was positive for the year largely due to our cash holdings and our underweight in the Financials sector. The best performing stocks in the Fund relative to their sectors over the past 12 months were
Schering Plough, Darden Restaurants and BMC Software. The stocks that underpeformed their sectors by the most were Avon Products, Torchmark and General Dynamics.

The Fund will continue to focus on stocks with the best earnings profiles that are trading at reasonable valuations. The Fund is overweight in the Information Technology, Health Care, and Materials sectors. The Financials and Industrials sectors are the largest underweights in the portfolio. The portfolio trades at 10.6X 2009 estimated earnings, which are forecast to grow 0.9%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that pace of economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

The Jamestown Tax Exempt Virginia Fund performed solidly relative to other municipal bond funds over the last year. For the fiscal year ended March 31, 2009, the Fund earned a total return of 4.77%, compared to 6.04% for the Barclays Capital 5-year Municipal Bond Index and 1.12% for the Lipper Intermediate Municipal Fund Index. As of March 31, 2009, the Fund had an average maturity of 5.4 years, an effective duration of 4.2 years, and a SEC 30-day yield of 2.66%, which results in a tax equivalent yield of 4.09% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the year.

Credit markets were under severe stress for much of 2008, and the market for municipal bonds was not immune from these forces. While the Federal Reserve was aggressively slashing short-term interest rates, the flight to safety bid pushed Treasury yields to record lows by the end of December 2008. However, municipal bonds frequently moved in the opposite direction of Treasuries, with prices declining and yields rising during the worst of the credit market rout. Forced selling from the unwinding of levered strategies, insurance companies, and mutual fund redemptions in conjunction with a lack of a bid from institutional investors and dealers resulted in an imbalance between supply and demand. Tax exempt yields jumped higher in September and remained elevated through November 2008, reflecting the volatility of financial markets. By December, high grade tax exempt bonds offered compelling value and the municipal market commenced a sharp rally that would see yields drop more than 100 basis points in intermediate maturities over a six-week period.

Compared to the distress seen for much of 2008, credit markets showed signs of healing during the first quarter of 2009. Treasury yields climbed from the extremely low levels at year-end as the flight to safety subsided and the supply of newly issued government debt increased. Tax exempt bonds were well bid through mid-January, after which the market consolidated the impressive gains seen since mid-October. New issuance was well received by investors, allowing many issuers to sell bonds that had been deferred in late 2008 because of adverse market conditions. After seeing large outflows during the fourth quarter, tax exempt bond mutual funds enjoyed substantial inflows during the first quarter since municipal bonds were regarded as a relatively stable investment compared to the equity market.

The Fund's relative performance can be attributed to its intermediate maturity structure and its emphasis on credit quality. The municipal yield curve steepened throughout much of the fiscal year, with yields declining on short and intermediate maturities while rising for the longest maturities. Funds that were positioned in intermediate maturities generally outperformed funds that emphasized longer maturities.

Municipal credit quality is being pressured by tax revenue shortfalls; diligence on credit risk is more important than ever. Yet state and local governments are responding as they always do in a downturn by cutting spending and seeking new sources of revenue. Assistance from the federal government has also helped ease the near-term budgetary stress. The Fund has maintained a high average credit quality of AA with 92% of the portfolio carrying a credit rating of AAA or AA. As risk appetite diminished last year, high grade credits generally earned greater returns than lower quality credits. The Fund's performance was boosted as quality spreads widened throughout much of the year.

The Jamestown Tax Exempt Virginia Fund's style of investing in high quality, intermediate maturity bonds rewarded shareholders during the last year. The Fund maintains an interest rate risk and credit risk profile that is lower than average for its category, a conservative stance that added value for shareholders during a turbulent environment. We are pleased that the Fund was recognized at the 2009 Lipper Fund Awards* in the Virginia Municipal Debt Funds category as the best fund out of 27 funds over the three-year period ended December 31, 2008.

Sincerely,

/s/ Charles M. Caravati, III                    /s/ Lawrence B. Whitlock, Jr.

Charles M. Caravati, III, CFA                   Lawrence B. Whitlock, Jr., CFA
President                                       President
Jamestown Balanced Fund                         Jamestown Select Fund
Jamestown Equity Fund

                           /s/ Joseph A. Jennings, III

                           Joseph A. Jennings, III, CFA
                           President
                           Jamestown Tax Exempt Virginia Fund

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com.

* Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category. The Lipper Virginia Municipal Debt Funds category represents a universe of funds with similar investment objectives. Lipper averages are provided by Lipper Analytical Services, Inc. A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three-, five- or ten-year period, if applicable. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data used in its classifications, the accuracy is not guaranteed by Lipper. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE 60% S&P 500 INDEX / 40%
           BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                                  60% S&P 500 INDEX/40% BARCLAYS
       THE JAMESTOWN           STANDARD & POOR'S      CAPITAL U.S. INTERMEDIATE
       BALANCED FUND                500 INDEX          GOVERNEMNT/CREDIT INDEX
    --------------------      --------------------     -----------------------
    DATE          VALUE       DATE          VALUE       DATE          VALUE
    ----         -------      ----         -------      ----         -------
    03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
    06/30/99      10,309      06/30/99      10,705      06/30/99      10,407
    09/30/99      10,017      09/30/99      10,036      09/30/99      10,055
    12/31/99      11,077      12/31/99      11,530      12/31/99      10,955
    03/31/00      11,590      03/31/00      11,794      03/31/00      11,172
    06/30/00      11,750      06/30/00      11,480      06/30/00      11,069
    09/30/00      11,407      09/30/00      11,369      09/30/00      11,132
    12/31/00      11,172      12/31/01      10,481      12/31/00      10,775
    03/31/01      10,124      03/31/01       9,238      03/31/01      10,155
    06/30/01      10,225      06/30/01       9,779      06/30/01      10,538
    09/30/01       9,255      09/30/01       8,343      09/30/01       9,804
    12/31/01       9,912      12/31/01       9,235      12/31/01      10,436
    03/31/02       9,798      03/31/02       9,260      03/31/02      10,444
    06/30/02       9,363      06/30/02       8,019      06/30/02       9,753
    09/30/02       8,671      09/30/02       6,634      09/30/02       8,918
    12/31/02       8,880      12/31/02       7,193      12/31/02       9,430
    03/31/03       8,813      03/31/03       6,967      03/31/03       9,309
    06/30/03       9,626      06/30/03       8,039      06/30/03      10,270
    09/30/03       9,684      09/30/03       8,252      09/30/03      10,432
    12/31/03      10,338      12/31/03       9,257      12/31/03      11,197
    03/31/04      10,601      03/31/04       9,414      03/31/04      11,422
    06/30/04      10,690      06/30/04       9,576      06/30/04      11,424
    09/30/04      10,604      09/30/04       9,397      09/30/04      11,420
    12/31/04      11,051      12/31/04      10,264      12/31/04      12,073
    03/31/05      10,900      03/31/05      10,044      03/31/05      11,875
    06/30/05      11,035      06/30/05      10,181      06/30/05      12,090
    09/30/05      11,399      09/30/05      10,548      09/30/05      12,327
    12/31/05      11,604      12/31/05      10,768      12/31/05      12,506
    03/31/06      11,896      03/31/06      11,221      03/31/06      12,803
    06/30/06      11,511      06/30/06      11,060      06/30/06      12,703
    09/30/06      11,994      09/30/06      11,686      09/30/06      13,297
    12/31/06      12,550      12/31/06      12,469      12/31/06      13,887
    03/31/07      12,677      03/31/07      12,549      03/31/07      14,028
    06/30/07      13,301      06/30/07      13,337      06/30/07      14,548
    09/30/07      13,788      09/30/07      13,608      09/30/07      14,893
    12/31/07      13,917      12/31/07      13,154      12/31/07      14,768
    03/31/08      13,055      03/31/08      11,912      03/31/08      14,108
    06/30/08      13,196      06/30/08      11,587      06/30/08      13,791
    09/30/08      12,253      09/30/08      10,617      09/30/08      13,033
    12/31/08      10,796      12/31/08       8,287      12/31/08      11,570
    03/31/09      10,345      03/31/09       7,375      03/31/09      10,803

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                                Average Annual Total Returns(a)
                                              (for periods ended March 31, 2009)

                                               1 YEAR      5 YEARS     10 YEARS

The Jamestown Balanced Fund                   -20.75%       -0.49%       0.34%

Standard & Poor's 500 Index                   -38.09%       -4.76%      -3.00%

60% S&P 500 Index / 40% Barclays Capital
   U.S. Intermediate Government/Credit Index  -23.43%       -1.11%       0.78%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                    THE JAMESTOWN            STANDARD & POOR'S
                     EQUITY FUND                 500 INDEX
                 --------------------      --------------------
                 DATE          VALUE       DATE          VALUE
                 ----         -------      ----         -------
                 03/31/99     $10,000      03/31/99     $10,000
                 06/30/99      10,545      06/30/99      10,705
                 09/30/99      10,057      09/30/99      10,036
                 12/31/99      11,658      12/31/99      11,530
                 03/31/00      12,404      03/31/00      11,794
                 06/30/00      12,609      06/30/00      11,480
                 09/30/00      11,908      09/30/00      11,369
                 12/31/00      11,458      12/31/00      10,481
                 03/31/01       9,738      03/31/01       9,238
                 06/30/01       9,870      06/30/01       9,779
                 09/30/01       8,258      09/30/01       8,343
                 12/31/01       9,192      12/31/01       9,235
                 03/31/02       9,016      03/31/02       9,260
                 06/30/02       8,251      06/30/02       8,019
                 09/30/02       7,042      09/30/02       6,634
                 12/31/02       7,271      12/31/02       7,193
                 03/31/03       7,109      03/31/03       6,967
                 06/30/03       8,077      06/30/03       8,039
                 09/30/03       8,141      09/30/03       8,252
                 12/31/03       8,992      12/31/03       9,257
                 03/31/04       9,249      03/31/04       9,414
                 06/30/04       9,457      06/30/04       9,576
                 09/30/04       9,257      09/30/04       9,397
                 12/31/04       9,811      12/31/04      10,264
                 03/31/05       9,650      03/31/05      10,044
                 06/30/05       9,727      06/30/05      10,181
                 09/30/05      10,226      09/30/05      10,548
                 12/31/05      10,469      12/31/05      10,768
                 03/31/06      10,874      03/31/06      11,221
                 06/30/06      10,365      06/30/06      11,060
                 09/30/06      10,834      09/30/06      11,686
                 12/31/06      11,514      12/31/06      12,469
                 03/31/07      11,627      03/31/07      12,549
                 06/30/07      12,474      06/30/07      13,337
                 09/30/07      13,029      09/30/07      13,608
                 12/31/07      13,082      12/31/07      13,154
                 03/31/08      11,736      03/31/08      11,912
                 06/30/08      11,961      06/30/08      11,587
                 09/30/08      10,644      09/30/08      10,617
                 12/31/08       8,462      12/31/08       8,288
                 03/31/09       7,789      03/31/09       7,375

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2009)

                                       1 YEAR      5 YEARS    10 YEARS

The Jamestown Equity Fund             -33.63%      -3.38%      -2.47%

Standard & Poor's 500 Index           -38.09%      -4.76%      -3.00%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

         THE JAMESTOWN SELECT FUND           STANDARD & POOR'S 500 INDEX
         -------------------------           ---------------------------
         DATE                VALUE           DATE                VALUE
         ----               -------          ----               -------
         10/31/06           $10,000          10/31/06           $10,000
         12/31/06            10,435          12/31/06            10,333
         03/31/07            10,755          03/31/07            10,399
         06/30/07            11,286          06/30/07            11,052
         09/30/07            11,657          09/30/07            11,277
         12/31/07            11,730          12/31/07            10,901
         03/31/08            10,425          03/31/08             9,871
         06/30/08            10,626          06/30/08             9,602
         09/30/08             9,101          09/30/08             8,798
         12/31/08             6,861          12/31/08             6,868
         03/31/09             6,317          03/31/09             6,111

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2009)

                                            1 YEAR    SINCE INCEPTION*

The Jamestown Select Fund                   -39.41%        -17.33%

Standard & Poor's 500 Index                 -38.09%        -18.45%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE BARCLAYS CAPITAL 5-YEAR
       MUNICIPAL BOND INDEX*, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
                  AND THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX

                              [LINE GRAPH OMITTED]

 THE JAMESTOWN TAX       BARCLAYS CAPITAL 5-YEAR    LIPPER INTERMEDIATE         BARCLAYS CAPITAL
EXEMPT VIRGINIA FUND      MUNICIPAL BOND INDEX      MUNICIPAL FUND INDEX      MUNICIPAL BOND INDEX
--------------------      --------------------      --------------------      --------------------
DATE          VALUE       DATE          VALUE       DATE          VALUE       DATE         VALUE
----         -------      ----         -------      ----         -------      ----         ------
03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000      03/31/99    $10,000
06/30/99       9,846      06/30/99       9,876      06/30/99       9,833      06/30/99      9,823
09/30/99       9,841      09/30/99       9,969      09/30/99       9,839      09/30/99      9,784
12/31/99       9,795      12/31/99       9,970      12/31/99       9,808      12/31/99      9,708
03/31/00      10,004      03/31/00      10,089      03/31/00       9,981      03/31/00      9,992
06/30/00      10,116      06/30/20      10,248      06/30/20      10,102      06/30/00     10,143
09/30/00      10,320      09/30/00      10,450      09/30/00      10,313      09/30/00     10,388
12/31/00      10,675      12/31/00      10,739      12/31/00      10,659      12/31/00     10,843
03/31/01      10,901      03/31/01      11,043      03/31/01      10,899      03/31/01     11,083
06/30/01      10,953      06/30/01      11,152      06/30/01      10,980      06/30/01     11,155
09/30/01      11,204      09/30/01      11,459      09/30/01      11,264      09/30/01     11,469
12/31/01      11,150      12/31/01      11,406      12/31/01      11,170      12/31/01     11,399
03/31/02      11,235      03/31/02      11,471      03/31/02      11,250      03/31/02     11,506
06/30/02      11,588      06/30/02      11,944      06/30/02      11,648      06/30/02     11,927
09/30/02      12,068      09/30/02      12,358      09/30/02      12,099      09/30/02     12,493
12/31/02      12,079      12/31/02      12,463      12/31/02      12,102      12/31/02     12,493
03/31/03      12,161      03/31/03      12,602      03/31/03      12,221      03/31/03     12,643
06/30/03      12,408      06/30/03      12,831      06/30/03      12,490      06/30/03     12,970
09/30/03      12,397      09/30/03      12,960      09/30/03      12,515      09/30/03     12,980
12/31/03      12,479      12/31/03      12,978      12/31/03      12,629      12/31/03     13,157
03/31/04      12,600      03/31/04      13,143      03/31/04      12,776      03/31/04     13,385
06/30/04      12,354      06/30/04      12,861      06/30/04      12,524      06/30/04     13,068
09/30/04      12,684      09/30/04      13,225      09/30/04      12,898      09/30/04     13,575
12/31/04      12,747      12/31/04      13,331      12/31/04      12,989      12/31/04     13,744
03/31/05      12,624      03/31/05      13,178      03/31/05      12,894      03/31/05     13,739
06/30/05      12,884      06/30/05      13,430      06/30/05      13,202      06/30/05     14,142
09/30/05      12,830      09/30/05      13,417      09/30/05      13,176      09/30/05     14,124
12/31/05      12,881      12/31/05      13,457      12/31/05      13,251      12/31/05     14,227
03/31/06      12,854      03/31/06      13,460      03/31/06      13,264      03/31/06     14,262
06/30/06      12,869      06/30/06      13,473      06/30/06      13,269      06/30/06     14,267
09/30/06      13,179      09/30/06      13,821      09/30/06      13,662      09/30/06     14,753
12/31/06      13,259      12/31/06      13,907      12/31/06      13,763      12/31/06     14,916
03/31/07      13,349      03/31/07      14,037      03/31/07      13,867      03/31/07     15,037
06/30/07      13,323      06/30/07      13,991      06/30/07      13,796      06/30/07     14,937
09/30/07      13,577      09/30/07      14,349      09/30/07      14,042      09/30/07     15,210
12/31/07      13,774      12/31/07      14,623      12/31/07      14,204      12/31/07     15,418
03/31/08      13,895      03/31/08      14,906      03/31/08      14,217      03/31/08     15,323
06/30/08      13,860      06/30/08      14,786      06/30/08      14,239      06/30/08     15,420
09/30/08      13,809      09/30/08      14,884      09/30/08      13,917      09/30/08     14,926
12/31/08      14,276      12/31/08      15,468      12/31/08      13,881      12/31/08     15,036
03/31/09      14,558      03/31/09      15,806      03/31/09      14,376      03/31/09     15,671

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                              Average Annual Total Returns(a)
                                            (for periods ended March 31, 2009)

                                               1 YEAR    5 YEARS   10 YEARS

The Jamestown Tax Exempt Virginia Fund          4.77%     2.93%      3.83%

Barclays Capital 5-Year Municipal Bond Index    6.04%     3.76%      4.69%

Lipper Intermediate Municipal Fund Index        1.12%     2.39%      3.70%

Barclays Capital Municipal Bond Index           2.27%     3.21%      4.60%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                  53.5%
Fixed Income              43.6%
Cash Equivalents           2.9%


                                     % OF
TEN LARGEST EQUITY HOLDINGS       NET ASSETS
--------------------------------------------
Teva Pharmaceutical
   Industries Ltd. - ADR             1.2%
Cisco Systems, Inc.                  1.2%
Microsoft Corporation                1.1%
PepsiCo, Inc.                        1.1%
McDonald's Corporation               1.1%
Genzyme Corporation                  1.0%
QUALCOMM, Inc.                       1.0%
Gilead Sciences, Inc.                1.0%
Johnson & Johnson                    1.0%
CVS Caremark Corporation             1.0%


EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (53.5% OF NET ASSETS)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                         (% OF EQUITY PORTFOLIO)

                                          The Jamestown
                                             Balanced   S&P 500
                                               Fund      Index
                                            ----------  --------
               Consumer Discretionary           8.0%      8.8%
               Consumer Staples                13.0%     12.8%
               Energy                          10.7%     13.0%
               Financials                       8.0%     10.8%
               Health Care                     18.7%     15.3%
               Industrials                     10.2%      9.7%
               Information Technology          21.5%     18.0%
               Materials                        3.2%      3.3%
               Telecommunication Services       1.8%      4.0%
               Utilities                        1.6%      4.3%
               Exchange-Traded Funds            3.3%      0.0%


FIXED-INCOME PORTFOLIO (43.6% OF NET ASSETS)
--------------------------------------------

Average Stated Maturity (Years)     3.35
Average Duration (Years)            2.81
Average Coupon                     5.51%
Average Yield to Maturity          3.42%


                               % OF FIXED
SECTOR BREAKDOWN            INCOME PORTFOLIO
--------------------------------------------

U.S. Treasury                     14.8%
U.S. Government & Agency          16.4%
Mortgage-Backed                   17.8%
Corporate                         51.0%


                              % OF FIXED
CREDIT QUALITY             INCOME PORTFOLIO
--------------------------------------------

AAA                              49.0%
A                                45.1%
BBB                               5.9%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                           93.6%
Cash Equivalents                    6.4%


                                    % OF
TEN LARGEST EQUITY HOLDINGS      NET ASSETS
--------------------------------------------

Teva Pharmaceutical
   Industries Ltd. - ADR            2.3%
Cisco Systems, Inc.                 2.1%
Microsoft Corporation               2.0%
McDonald's Corporation              1.9%
PepsiCo, Inc.                       1.9%
Genzyme Corporation                 1.9%
Gilead Sciences, Inc.               1.9%
Kroger Company (The)                1.8%
QUALCOMM, Inc.                      1.8%
AT&T, Inc                           1.7%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                             (% OF NET ASSETS)

                                          The Jamestown
                                              Equity    S&P 500
                                               Fund      Index
                                            --------------------
               Consumer Discretionary           7.6%      8.8%
               Consumer Staples                12.4%     12.8%
               Energy                          10.0%     13.0%
               Financials                       7.3%     10.8%
               Health Care                     17.9%     15.3%
               Industrials                      9.2%      9.7%
               Information Technology          20.1%     18.0%
               Materials                        3.0%      3.3%
               Telecommunication Services       1.7%      4.0%
               Utilities                        1.5%      4.3%
               Exchange-Traded Funds            2.9%      0.0%
               Cash Equivalents                 6.4%      0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                           93.2%
Cash Equivalents                    6.8%


                                    % OF
TEN LARGEST EQUITY HOLDINGS      NET ASSETS
--------------------------------------------

Wal-Mart Stores, Inc.               2.2%
International Business
   Machines Corporation             2.1%
Kroger Company (The)                2.0%
Embarq Corporation                  2.0%
TJX Companies, Inc. (The)           2.0%
BMC Software, Inc.                  1.9%
Symantec Corporation                1.9%
Hewlett-Packard Company             1.9%
Thermo Fisher Scientific, Inc.      1.8%
CMS Energy Corporation              1.8%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                              (% OF NET ASSETS)

                                            The Jamestown
                                                Select    S&P 500
                                                 Fund      Index
                                             ---------------------
             Consumer Discretionary              9.2%       8.8%
             Consumer Staples                    8.9%      12.8%
             Energy                              9.3%      13.0%
             Financials                          6.5%      10.8%
             Health Care                        19.5%      15.3%
             Industrials                         5.4%       9.7%
             Information Technology             22.4%      18.0%
             Materials                           5.2%       3.3%
             Telecommunication Services          2.0%       4.0%
             Utilities                           1.8%       4.3%
             Exchange-Traded Funds               3.0%       0.0%
             Cash Equivalents                    6.8%       0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

              CHARACTERISTICS
            (WEIGHTED AVERAGE)
--------------------------------------------

30-day SEC Yield                   2.66%
Tax-Equivalent Yield               4.09%*
Average Maturity (years)             5.4
Average Duration (years)             4.2
Average Quality                       AA
Number of Issues                      48

*     Assumes a maximum 35.0% federal tax rate.

MATURITY BREAKDOWN (% OF PORTFOLIO)
--------------------------------------------

[BAR CHART OMITTED]

0-2 Years                           26%
2-5 Years                           28%
5-10 Years                          43%
10+ Years                            3%


CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------

[PIE CHART OMITTED]

AAA                                 37%
AA                                  55%
A                                    6%
BBB                                  2%


SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------

[PIE CHART OMITTED]

Revenues                            61%
General Obligations                 27%
Prerefunded                         12%

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 51.8%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.3%
Comcast Corporation - Class A .....................       11,000   $    150,040
Darden Restaurants, Inc. ..........................        5,900        202,134
GameStop Corporation - Class A (a) ................        5,900        165,318
McDonald's Corporation ............................        4,200        229,194
NIKE, Inc. - Class B ..............................        3,400        159,426
                                                                   ------------
                                                                        906,112
                                                                   ------------
CONSUMER STAPLES -- 6.9%
Avon Products, Inc. ...............................        6,000        115,380
Coca-Cola Company (The) ...........................        4,000        175,800
CVS Caremark Corporation ..........................        7,600        208,924
General Mills, Inc. ...............................        3,200        159,616
Kroger Company (The) ..............................        9,000        190,980
PepsiCo, Inc. .....................................        4,600        236,808
Procter & Gamble Company (The) ....................        3,900        183,651
Wal-Mart Stores, Inc. .............................        3,700        192,770
                                                                   ------------
                                                                      1,463,929
                                                                   ------------
ENERGY -- 5.8%
Apache Corporation ................................        2,200        140,998
Chevron Corporation ...............................        2,700        181,548
ConocoPhillips ....................................        3,200        125,312
Exxon Mobil Corporation ...........................        2,300        156,630
Noble Corporation .................................        6,000        144,540
Occidental Petroleum Corporation ..................        3,300        183,645
Schlumberger Ltd. .................................        3,250        132,015
Transocean Ltd. (a) ...............................        2,500        147,100
                                                                   ------------
                                                                      1,211,788
                                                                   ------------
FINANCIALS -- 4.3%
AFLAC, Inc. .......................................        7,100        137,456
Aon Corporation ...................................        4,000        163,280
Bank of America Corporation .......................        2,500         17,050
Hudson City Bancorp, Inc. .........................       13,000        151,970
Northern Trust Corporation ........................        2,300        137,586
State Street Corporation ..........................        3,000         92,340
Travelers Companies, Inc. (The) ...................        4,900        199,136
                                                                   ------------
                                                                        898,818
                                                                   ------------
HEALTH CARE -- 10.0%
Abbott Laboratories ...............................        3,600        171,720
Aetna, Inc. .......................................        5,100        124,083
AmerisourceBergen Corporation .....................        3,400        111,044
Amgen, Inc. (a) ...................................        3,100        153,512
Bristol-Myers Squibb Company ......................        7,300        160,016
Express Scripts, Inc. (a) .........................        4,200        193,914
Genzyme Corporation (a) ...........................        3,700        219,743
Gilead Sciences, Inc. (a) .........................        4,600        213,072
Johnson & Johnson .................................        4,000        210,400
McKesson Corporation ..............................        2,700         94,608
Teva Pharmaceutical Industries Ltd. - ADR .........        5,800        261,290
Thermo Fisher Scientific, Inc. (a) ................        5,400        192,618
                                                                   ------------
                                                                      2,106,020
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 51.8% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.5%
Dover Corporation .................................        5,200   $    137,176
General Dynamics Corporation ......................        2,900        120,611
General Electric Company ..........................        8,400         84,924
ITT Corporation ...................................        4,200        161,574
Lockheed Martin Corporation .......................        2,500        172,575
Norfolk Southern Corporation ......................        4,300        145,125
Northrop Grumman Corporation ......................        4,000        174,560
United Technologies Corporation ...................        3,700        159,026
                                                                   ------------
                                                                      1,155,571
                                                                   ------------
INFORMATION TECHNOLOGY -- 11.5%
Accenture Ltd. - Class A ..........................        6,500        178,685
Affiliated Computer Services, Inc. - Class A (a) ..        2,550        122,120
BMC Software, Inc. (a) ............................        4,000        132,000
Cisco Systems, Inc. (a) ...........................       14,700        246,519
Fiserv, Inc. (a) ..................................        3,400        123,964
Google, Inc. - Class A (a) ........................          475        165,328
Harris Corporation ................................        4,500        130,230
Hewlett-Packard Company ...........................        5,900        189,154
Intel Corporation .................................        9,000        135,450
International Business Machines Corporation .......        1,700        164,713
Microsoft Corporation .............................       13,000        238,810
Oracle Corporation (a) ............................       10,500        189,735
QUALCOMM, Inc. ....................................        5,500        214,005
Symantec Corporation (a) ..........................       12,700        189,738
                                                                   ------------
                                                                      2,420,451
                                                                   ------------
MATERIALS -- 1.7%
Monsanto Company ..................................        2,300        191,130
Praxair, Inc. .....................................        2,600        174,954
                                                                   ------------
                                                                        366,084
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc. ........................................        8,000        201,600
                                                                   ------------

UTILITIES -- 0.8%
Public Service Enterprise Group, Inc. .............        6,000        176,820
                                                                   ------------

TOTAL COMMON STOCKS (Cost $11,448,323) ............                $ 10,907,193
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 1.7%                             SHARES       VALUE
--------------------------------------------------------------------------------
Consumer Discretionary Select Sector SPDR Fund (The)       8,800   $    172,920
Financial Select Sector SPDR Fund (The) ...........       22,000        193,820
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $646,790) .......                $    366,740
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
U.S. TREASURY OBLIGATIONS -- 6.4%                      PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 6.4%
4.00%, 02/15/2014 .................................   $  250,000   $    278,144
4.25%, 11/15/2014 .................................      550,000        624,250
4.25%, 11/15/2017 .................................      400,000        453,750
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,204,898) .                $  1,356,144
                                                                   ------------

================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 7.2%           PAR VALUE       VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
6.625%, due 09/15/2009 ............................   $  350,000   $    359,393
5.125%, due 07/15/2012 ............................      150,000        165,253
5.25%, due 04/18/2016 .............................      500,000        565,786
                                                                   ------------
                                                                      1,090,432
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.0%
7.25%, due 01/15/2010 .............................      250,000        262,211
5.50%, due 03/15/2011 .............................      150,000        161,796
                                                                   ------------
                                                                        424,007
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $1,395,864) ..............................                $  1,514,439
                                                                   ------------

================================================================================
MORTGAGE-BACKED SECURITIES -- 7.8%                     PAR VALUE       VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.7%
Pool #E90624, 6.00%, due 08/01/2017 ...............   $   20,386   $     21,372
Pool #A43942, 5.50%, due 03/01/2036 ...............      320,444        332,876
                                                                   ------------
                                                                        354,248
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.9%
Pool #618465, 5.00%, due 12/01/2016 ...............      158,259        164,306
Pool #684231, 5.00%, due 01/01/2018 ...............      222,811        231,325
Pool #255455, 5.00%, due 10/01/2024 ...............      228,346        236,840
Pool #255702, 5.00%, due 05/01/2025 ...............      363,964        377,348
Pool #808413, 5.50%, due 01/01/2035 ...............      226,199        234,982
                                                                   ------------
                                                                      1,244,801
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.2%
Pool #781344, 6.50%, due 10/15/2031 ...............       32,918         34,576
                                                                   ------------

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,567,927)                 $  1,633,625
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 22.2%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.3%
Coca-Cola Company (The),
   5.35%, due 11/15/2017 ..........................   $  250,000   $    267,052
PepsiCo, Inc.,
   4.65%, due 02/15/2013 ..........................      200,000        212,315
                                                                   ------------
                                                                        479,367
                                                                   ------------
ENERGY -- 1.0%
Burlington Resources, Inc.,
   6.68%, due 02/15/2011 ..........................      200,000        215,428
                                                                   ------------

FINANCIALS -- 6.0%
American Express Company,
   4.875%, due 07/15/2013 .........................      150,000        132,004
BB&T Corporation,
   6.50%, due 08/01/2011 ..........................      325,000        328,045
Goldman Sachs Group, Inc.,
   6.65%, due 05/15/2009 ..........................      250,000        250,740
JPMorgan Chase & Company,
   6.75%, due 02/01/2011 ..........................      300,000        305,818
Morgan Stanley,
   5.30%, due 03/01/2013 ..........................      250,000        240,390
                                                                   ------------
                                                                      1,256,997
                                                                   ------------
HEALTH CARE -- 1.7%
Amgen, Inc.,
   5.85%, due 06/01/2017 ..........................      150,000        153,600
GlaxoSmithKline PLC,
   5.65%, due 05/15/2018 ..........................      200,000        205,142
                                                                   ------------
                                                                        358,742
                                                                   ------------
INDUSTRIALS -- 4.1%
Alcoa, Inc.,
   6.50%, due 06/01/2011 ..........................      250,000        227,319
Dover Corporation,
   6.50%, due 02/15/2011 ..........................      345,000        366,124
United Technologies Corporation,
   6.10%, due 05/15/2012 ..........................      250,000        268,058
                                                                   ------------
                                                                        861,501
                                                                   ------------
INFORMATION TECHNOLOGY -- 0.8%
International Business Machines Corporation,
   4.375%, due 06/01/2009 .........................      175,000        175,445
                                                                   ------------

MATERIALS -- 0.7%
E.I. du Pont de Nemours and Company,
   5.875%, due 01/15/2014 .........................      150,000        158,567
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 22.2% (CONTINUED)                   PAR VALUE       VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.2%
AT&T, Inc.,
   4.95%, due 01/15/2013 ..........................   $  250,000   $    253,614
Deutsche Telekom AG,
   8.00%, due 06/15/2010 ..........................      300,000        313,375
GTE Northwest, Inc.,
   6.30%, due 06/01/2010 ..........................      300,000        308,221
                                                                   ------------
                                                                        875,210
                                                                   ------------
UTILITIES -- 1.4%
FPL Group Capital, Inc.,
   7.375%, due 06/01/2009 .........................      300,000        302,362
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $4,615,172) ...........                $  4,683,619
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 2.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $514,716) ........      514,716   $    514,716
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.5%
   (Cost $21,393,690) .............................                $ 20,976,476

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% .....                      95,121
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 21,071,597
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 90.7%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.6%
Comcast Corporation - Class A .....................       18,000   $    245,520
Darden Restaurants, Inc. ..........................        8,900        304,914
GameStop Corporation - Class A (a) ................        9,000        252,180
McDonald's Corporation ............................        6,700        365,619
NIKE, Inc. - Class B ..............................        5,500        257,895
                                                                   ------------
                                                                      1,426,128
                                                                   ------------
CONSUMER STAPLES -- 12.4%
Avon Products, Inc. ...............................        9,500        182,685
Coca-Cola Company (The) ...........................        6,250        274,687
CVS Caremark Corporation ..........................       11,000        302,390
General Mills, Inc. ...............................        5,100        254,388
Kroger Company (The) ..............................       15,800        335,276
PepsiCo, Inc. .....................................        7,000        360,360
Procter & Gamble Company (The) ....................        6,700        315,503
Wal-Mart Stores, Inc. .............................        5,700        296,970
                                                                   ------------
                                                                      2,322,259
                                                                   ------------
ENERGY -- 10.0%
Apache Corporation ................................        3,500        224,315
Chevron Corporation ...............................        4,600        309,304
ConocoPhillips ....................................        4,600        180,136
Exxon Mobil Corporation ...........................        3,500        238,350
Noble Corporation .................................        9,100        219,219
Occidental Petroleum Corporation ..................        5,000        278,250
Schlumberger Ltd. .................................        5,000        203,100
Transocean Ltd. (a) ...............................        4,000        235,360
                                                                   ------------
                                                                      1,888,034
                                                                   ------------
FINANCIALS -- 7.3%
AFLAC, Inc. .......................................       10,800        209,088
Aon Corporation ...................................        6,250        255,125
Hudson City Bancorp, Inc. .........................       20,300        237,307
Northern Trust Corporation ........................        3,400        203,388
State Street Corporation ..........................        5,200        160,056
Travelers Companies, Inc. (The) ...................        7,500        304,800
                                                                   ------------
                                                                      1,369,764
                                                                   ------------
HEALTH CARE -- 17.9%
Abbott Laboratories ...............................        5,800        276,660
Aetna, Inc. .......................................        8,000        194,640
AmerisourceBergen Corporation .....................        5,500        179,630
Amgen, Inc. (a) ...................................        5,000        247,600
Bristol-Myers Squibb Company ......................       11,500        252,080
Express Scripts, Inc. (a) .........................        6,800        313,956
Genzyme Corporation (a) ...........................        6,000        356,340
Gilead Sciences, Inc. (a) .........................        7,550        349,716
Johnson & Johnson .................................        6,000        315,600
McKesson Corporation ..............................        4,500        157,680
Teva Pharmaceutical Industries Ltd. - ADR .........        9,600        432,480
Thermo Fisher Scientific, Inc. (a) ................        8,000        285,360
                                                                   ------------
                                                                      3,361,742
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 90.7% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 9.2%
Dover Corporation .................................        8,000   $    211,040
General Dynamics Corporation ......................        4,600        191,314
General Electric Company ..........................        7,500         75,825
ITT Corporation ...................................        6,800        261,596
Lockheed Martin Corporation .......................        4,100        283,023
Norfolk Southern Corporation ......................        6,800        229,500
Northrop Grumman Corporation ......................        5,500        240,020
United Technologies Corporation ...................        5,500        236,390
                                                                   ------------
                                                                      1,728,708
                                                                   ------------
INFORMATION TECHNOLOGY -- 20.1%
Accenture Ltd. - Class A ..........................       10,100        277,649
Affiliated Computer Services, Inc. - Class A (a) ..        4,200        201,138
BMC Software, Inc. (a) ............................        6,400        211,200
Cisco Systems, Inc. (a) ...........................       23,000        385,710
Fiserv, Inc. (a) ..................................        5,500        200,530
Google, Inc. - Class A (a) ........................          700        243,642
Harris Corporation ................................        7,400        214,156
Hewlett-Packard Company ...........................        9,000        288,540
Intel Corporation .................................       15,000        225,750
International Business Machines Corporation .......        2,725        264,025
Microsoft Corporation .............................       20,000        367,400
Oracle Corporation (a) ............................       16,000        289,120
QUALCOMM, Inc. ....................................        8,500        330,735
Symantec Corporation (a) ..........................       19,200        286,848
                                                                   ------------
                                                                      3,786,443
                                                                   ------------
MATERIALS -- 3.0%
Monsanto Company ..................................        3,500        290,850
Praxair, Inc. .....................................        4,100        275,889
                                                                   ------------
                                                                        566,739
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc. ........................................       12,700        320,040
                                                                   ------------

UTILITIES -- 1.5%
Public Service Enterprise Group, Inc. .............        9,500        279,965
                                                                   ------------

TOTAL COMMON STOCKS (Cost $17,906,350) ............                $ 17,049,822
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 2.9%                             SHARES       VALUE
--------------------------------------------------------------------------------
Consumer Discretionary Select Sector SPDR Fund (The)      12,500   $    245,625
Financial Select Sector SPDR Fund (The) ...........       33,000        290,730
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $948,671) .......                $    536,355
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.8%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $154,381) ........      154,381   $    154,381
                                                                   ------------

================================================================================
REPURCHASE AGREEMENTS -- 5.6%                          PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. Bank N.A., 0.01%, dated 03/31/2009, due
   04/01/2009, repurchase proceeds: $1,049,179
   (Cost $1,049,179) (c) ..........................   $1,049,179   $  1,049,179
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 100.0%
   (Cost $20,058,581) .............................                $ 18,789,737

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% .....                         409
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 18,790,146
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

(c) Repurchase agreement is fully collateralized by $1,049,179 FNCI Pool #555745, 4.50%, due 09/01/2018. The aggregate market value of the collateral at March 31, 2009 was $1,070,411.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 90.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.2%
Darden Restaurants, Inc. ..........................        6,500   $    222,690
GameStop Corporation - Class A (a) ................        6,500        182,130
McDonald's Corporation ............................        2,900        158,253
NIKE, Inc. - Class B ..............................        3,590        168,335
TJX Companies, Inc. (The) .........................        9,480        243,067
Yum! Brands, Inc. .................................        5,900        162,132
                                                                   ------------
                                                                      1,136,607
                                                                   ------------
CONSUMER STAPLES -- 8.9%
Coca-Cola Company (The) ...........................        4,400        193,380
Colgate-Palmolive Company .........................        2,750        162,195
CVS Caremark Corporation ..........................        8,120        223,219
Kroger Company (The) ..............................       11,850        251,457
Wal-Mart Stores, Inc. .............................        5,230        272,483
                                                                   ------------
                                                                      1,102,734
                                                                   ------------
ENERGY -- 9.3%
Apache Corporation ................................        2,950        189,065
Chevron Corporation ...............................        3,020        203,065
Murphy Oil Corporation ............................        3,640        162,963
Noble Corporation .................................        6,600        158,994
Occidental Petroleum Corporation ..................        3,940        219,261
Transocean Ltd. (a) ...............................        3,840        225,946
                                                                   ------------
                                                                      1,159,294
                                                                   ------------
FINANCIALS -- 6.5%
AFLAC, Inc. .......................................        7,570        146,555
Aon Corporation ...................................        4,650        189,813
Hudson City Bancorp, Inc. .........................       15,700        183,533
New York Community Bancorp, Inc. ..................       14,000        156,380
Torchmark Corporation .............................        4,850        127,216
                                                                   ------------
                                                                        803,497
                                                                   ------------
HEALTH CARE -- 19.5%
Abbott Laboratories ...............................        3,800        181,260
Aetna, Inc. .......................................        6,525        158,753
AmerisourceBergen Corporation .....................        3,600        117,576
Amgen, Inc. (a) ...................................        3,180        157,474
Baxter International, Inc. ........................        3,280        168,002
Bristol-Myers Squibb Company ......................        7,670        168,126
Express Scripts, Inc. (a) .........................        3,100        143,127
Genzyme Corporation (a) ...........................        3,330        197,769
Gilead Sciences, Inc. (a) .........................        4,280        198,250
Johnson & Johnson .................................        3,700        194,620
McKesson Corporation ..............................        3,010        105,470
Medco Health Solutions, Inc. (a) ..................        4,700        194,298
Schering-Plough Corporation .......................        9,000        211,950
Thermo Fisher Scientific, Inc. (a) ................        6,400        228,288
                                                                   ------------
                                                                      2,424,963
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 90.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.4%
General Dynamics Corporation ......................        3,570   $    148,476
Goodrich Corporation ..............................        5,040        190,966
Northrop Grumman Corporation ......................        3,900        170,196
Union Pacific Corporation .........................        3,850        158,273
                                                                   ------------
                                                                        667,911
                                                                   ------------
INFORMATION TECHNOLOGY -- 22.4%
Accenture Ltd. - Class A ..........................        7,950        218,545
Affiliated Computer Services, Inc. - Class A (a) ..        3,800        181,982
Akamai Technologies, Inc. (a) .....................        8,900        172,660
BMC Software, Inc. (a) ............................        7,180        236,940
CA, Inc. ..........................................        9,400        165,534
Fiserv, Inc. (a) ..................................        4,900        178,654
Harris Corporation ................................        5,790        167,563
Hewlett-Packard Company ...........................        7,200        230,832
International Business Machines Corporation .......        2,650        256,758
McAfee, Inc. (a) ..................................        5,800        194,300
Microsoft Corporation .............................        9,370        172,127
Oracle Corporation (a) ............................       11,165        201,752
QLogic Corporation (a) ............................       14,500        161,240
Symantec Corporation (a) ..........................       15,800        236,052
                                                                   ------------
                                                                      2,774,939
                                                                   ------------
MATERIALS -- 5.2%
FMC Corporation ...................................        4,050        174,717
Monsanto Company ..................................        2,350        195,285
Pactiv Corporation (a) ............................        7,200        105,048
Sigma-Aldrich Corporation .........................        4,500        170,055
                                                                   ------------
                                                                        645,105
                                                                   ------------
TELECOMMUNICATION SERVICES -- 2.0%
Embarq Corporation ................................        6,450        244,132
                                                                   ------------

UTILITIES -- 1.8%
CMS Energy Corporation ............................       19,100        226,144
                                                                   ------------

TOTAL COMMON STOCKS (Cost $13,843,490) ............                $ 11,185,326
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
EXCHANGE-TRADED FUNDS -- 3.0%                             SHARES       VALUE
--------------------------------------------------------------------------------
Energy Select Sector SPDR Fund (The) ..............        3,660   $    155,403
Financial Select Sector SPDR Fund (The) ...........       23,600        207,916
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $732,949) .......                $    363,319
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 4.3%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $535,527) ........      535,527   $    535,527
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 97.5%
   (Cost $15,111,966) .............................                $ 12,084,172

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% .....                     312,567
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 12,396,739
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
==============================================================================================
VIRGINIA REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 95.3%                                        PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Alexandria, Virginia, GO,
   5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ...........   $1,000,000   $  1,062,640
Arlington Co., Virginia, GO,
   4.10%, due 11/01/2018 .........................................      500,000        527,700
Capital Region Airport Commission, Virginia,
   Airport Revenue,
   4.50%, due 07/01/2016 .........................................      520,000        560,966
Chesterfield Co., Virginia, GO,
   5.00%, due 01/01/2020 .........................................      700,000        779,240
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
   5.00%, due 06/01/2018 .........................................    1,000,000      1,068,930
Fairfax Co., Virginia, GO,
   5.00%, due 10/01/2011 .........................................      700,000        768,047
Fauquier Co., Virginia, GO,
   5.00%, due 07/01/2017 .........................................      500,000        571,000
Hampton, Virginia, GO,
   5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...........    1,000,000      1,061,670
   5.00%, due 04/01/2020 .........................................      500,000        530,270
Hanover Co., Virginia, GO,
   5.125%, due 07/15/2013, prerefunded 07/15/2009 @ 101 ..........    1,000,000      1,023,700
Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
   6.50%, due 08/15/2009 .........................................    1,000,000      1,009,180
Henrico Co., Virginia, Public Improvement, Series A, GO,
   5.00%, due 12/01/2015 .........................................      250,000        289,982
Henrico Co., Virginia, Water & Sewer, Revenue,
   5.00%, due 05/01/2020 .........................................      350,000        396,497
   5.00%, due 05/01/2022 .........................................      300,000        331,500
James City, Virginia, School District, GO,
   5.00%, due 12/15/2018 .........................................      500,000        546,595
James City, Virginia, Service Authority, Water & Sewer, Revenue,
   5.125%, due 01/15/2017 ........................................    1,000,000      1,084,980
Leesburg, Virginia, GO,
   5.00%, due 09/15/2016 .........................................      500,000        578,390
Loudoun Co., Virginia, GO,
   5.00%, due 07/01/2012 .........................................      500,000        559,185
Loudoun Co., Virginia, Industrial Dev. Authority,
   Public Facility Lease, Revenue,
   5.00%, due 03/01/2019 .........................................    1,000,000      1,057,650
Lynchburg, Virginia, GO,
   5.00%, due 06/01/2015 .........................................      500,000        573,410
Medical College of Virginia, Hospitals Authority, Revenue,
   5.00%, due 07/01/2013 .........................................      700,000        701,757
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
   5.00%, due 02/01/2019 .........................................      500,000        537,210
New River Valley Regional Jail Authority, Revenue,
   4.00%, due 04/01/2011 .........................................      250,000        254,630
Norfolk, Virginia, GO,
   4.50%, due 06/01/2015 .........................................      500,000        540,055

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================
VIRGINIA REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 95.3% (CONTINUED)                            PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Norfolk, Virginia, Water, Revenue,
   5.00%, due 11/01/2016 .........................................   $1,000,000   $  1,065,300
Portsmouth, Virginia, GO,
   5.00%, due 04/01/2016 .........................................      500,000        551,940
   5.00%, due 08/01/2017 .........................................      290,000        292,276
Richmond, Virginia, Industrial Dev. Authority,
   Government Facilities, Revenue,
   4.75%, due 07/15/2010 .........................................      510,000        526,213
Richmond, Virginia, Metropolitan Authority, Revenue,
   5.25%, due 07/15/2014 .........................................    1,000,000      1,073,330
Southeastern Public Service Authority, Virginia, Revenue,
   5.00%, due 07/01/2015 .........................................    1,000,000      1,059,410
Spotsylvania Co., Virginia, GO,
   5.00%, due 01/15/2016 .........................................      500,000        548,865
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
   5.00%, due 06/01/2026 .........................................      500,000        515,475
University of Virginia, Revenue,
   5.25%, due 06/01/2012 .........................................    1,000,000      1,016,480
   5.00%, due 06/01/2013 .........................................      585,000        661,495
Upper Occoquan, Virginia, Sewer Authority, Revenue,
   5.15%, due 07/01/2020 .........................................      250,000        284,655
Virginia College Building Authority, Educational Facilities,
   Revenue,
   5.00%, due 02/01/2017 .........................................      500,000        546,520
   5.00%, due 04/01/2017 .........................................      500,000        542,385
Virginia Commonwealth Transportation Board, Federal
   Highway Reimbursement Anticipation Note, Revenue,
   5.00%, due 09/28/2015 .........................................      500,000        572,410
Virginia Polytechnic Institute & State University, Revenue,
   5.00%, due 06/01/2016 .........................................      500,000        557,600
Virginia State Public Building Authority, Public Facilities,
   Series D, Revenue,
   5.00%, due 08/01/2016 .........................................    1,000,000      1,108,930
Virginia State Public Building Authority, Revenue,
   5.00%, due 08/01/2012 .........................................      635,000        708,038
Virginia State Public School Authority, Revenue,
   5.25%, due 08/01/2009 .........................................      695,000        706,120
Virginia State Public School Authority, Series A, Revenue,
   5.00%, due 08/01/2020 .........................................      585,000        637,071
Virginia State Public School Authority, Series B, Revenue,
   4.00%, due 08/01/2014 .........................................      400,000        434,608
Virginia State Resource Authority, Infrastructure, Revenue,
   5.50%, due 05/01/2017, prerefunded 05/01/2010 @ 101 ...........      500,000        530,320
Virginia State, Series B, GO,
   5.00%, due 06/01/2012 .........................................      500,000        557,830
   5.00%, due 06/01/2017 .........................................      250,000        290,487
                                                                                  ------------
TOTAL VIRGINIA REVENUE AND GENERAL
   OBLIGATION (GO) BONDS
   (Cost $30,178,792) ............................................                $ 31,202,942
                                                                                  ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 3.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Tax Exempt Portfolio - Class I, 0.42% (a)
   (Cost $1,092,367) ..............................    1,092,367   $  1,092,367
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 98.7%
   (Cost $31,271,159) .............................                $ 32,295,309

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3% .....                     434,645
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 32,729,954
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
=============================================================================================================
                                                                                                  JAMESTOWN
                                                  JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT
                                                   BALANCED         EQUITY          SELECT         VIRGINIA
                                                     FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ....................   $ 21,393,690    $ 20,058,581    $ 15,111,966    $ 31,271,159
                                                 ============    ============    ============    ============
      At value (Note 1) ......................   $ 20,976,476    $ 18,789,737    $ 12,084,172    $ 32,295,309
   Cash ......................................         21,371              --              --              --
   Dividends and interest receivable .........        129,145          18,707          14,931         386,860
   Receivable for investment securities sold .             --              --         305,202              --
   Receivable for capital shares sold ........             --             500              --         101,150
   Other assets ..............................          1,651           6,708           6,685           3,877
                                                 ------------    ------------    ------------    ------------
      TOTAL ASSETS ...........................     21,128,643      18,815,652      12,410,990      32,787,196
                                                 ------------    ------------    ------------    ------------

LIABILITIES
   Distributions payable .....................             --              --              --          12,643
   Payable for capital shares redeemed .......         30,567           9,712              --          27,571
   Accrued investment advisory fees (Note 3) .         11,310           9,863           7,504           8,938
   Accrued administration fees (Note 3) ......          4,000           4,000           4,000           3,900
   Accrued compliance fees (Note 3) ..........            370             370             370             370
   Other accrued expenses ....................         10,799           1,561           2,377           3,820
                                                 ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ......................         57,046          25,506          14,251          57,242
                                                 ------------    ------------    ------------    ------------

NET ASSETS ...................................   $ 21,071,597    $ 18,790,146    $ 12,396,739    $ 32,729,954
                                                 ============    ============    ============    ============

Net assets consist of:
   Paid-in capital ...........................   $ 22,785,113    $ 22,775,277    $ 21,755,530    $ 31,673,517
   Accumulated undistributed (overdistributed)
      net investment income ..................        (13,328)             --              --          27,239
   Accumulated net realized gains (losses)
      from security transactions. ............     (1,282,974)     (2,716,287)     (6,330,997)          5,048
   Net unrealized appreciation
      (depreciation) on investments ..........       (417,214)     (1,268,844)     (3,027,794)      1,024,150
                                                 ------------    ------------    ------------    ------------
Net assets ...................................   $ 21,071,597    $ 18,790,146    $ 12,396,739    $ 32,729,954
                                                 ============    ============    ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................      2,089,197       1,706,867       1,977,225       3,194,837
                                                 ============    ============    ============    ============

Net asset value, offering price and redemption
   price per share ...........................   $      10.09    $      11.01    $       6.27    $      10.24
                                                 ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=========================================================================================================
                                                                                              JAMESTOWN
                                              JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT
                                               BALANCED         EQUITY          SELECT         VIRGINIA
                                                 FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .............................   $    299,844    $    428,609    $    306,569    $     15,090
   Foreign withholding taxes on dividends            (479)           (749)             --              --
   Interest ..............................        553,734          12,554              --       1,195,969
                                             ------------    ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ............        853,099         440,414         306,569       1,211,059
                                             ------------    ------------    ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) .....        175,645         171,966         140,337         120,734
   Administration fees (Note 3). .........         48,039          48,146          48,000          44,055
   Professional fees .....................         25,374          21,788          21,888          19,188
   Trustees' fees and expenses.. .........         15,056          15,056          15,056          15,056
   Custodian and bank service fees .......         10,984          14,493           5,865           4,974
   Compliance consulting fees (Note 3) ...          4,876           4,883           4,806           4,890
   Postage and supplies ..................          4,740           5,806           4,103           3,996
   Pricing costs .........................          5,729           1,636           1,654           6,967
   Registration fees .....................          2,446           4,838           4,388           1,175
   Printing of shareholder reports .......          3,019           4,649           2,351           1,945
   Insurance expense .....................          2,849           2,864           2,180           2,668
   Other expenses ........................          9,630           7,766           7,050           7,359
                                             ------------    ------------    ------------    ------------
      TOTAL EXPENSES .....................        308,387         303,891         257,678         233,007
   Fees voluntarily waived by
      the Adviser (Note 3) ...............             --              --              --         (24,741)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) .....        (24,000)        (12,000)             --              --
                                             ------------    ------------    ------------    ------------
      NET EXPENSES .......................        284,387         291,891         257,678         208,266
                                             ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ....................        568,712         148,523          48,891       1,002,793
                                             ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) on security
      transactions .......................     (1,243,572)     (2,678,409)     (5,803,610)          8,422
   Net change in unrealized appreciation/
      depreciation on investments ........     (5,607,996)     (7,869,783)     (3,337,162)        488,234
                                             ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .........     (6,851,568)    (10,548,192)     (9,140,772)        496,656
                                             ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ............   $ (6,282,856)   $(10,399,669)   $ (9,091,881)   $  1,499,449
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                      JAMESTOWN                      JAMESTOWN
                                                    BALANCED FUND                    EQUITY FUND
                                            ----------------------------    ----------------------------
                                                YEAR            YEAR            YEAR            YEAR
                                               ENDED           ENDED           ENDED           ENDED
                                              MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                2009            2008            2009            2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $    568,712    $    653,953    $    148,523    $    140,922
   Net realized gains (losses)
      on security transactions ..........     (1,243,572)      4,058,583      (2,678,409)      2,658,874
   Net change in unrealized appreciation/
      depreciation on investments .......     (5,607,996)     (3,044,538)     (7,869,783)     (2,097,106)
                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
   net assets from operations ...........     (6,282,856)      1,667,998     (10,399,669)        702,690
                                            ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........       (449,455)       (686,283)             --        (144,305)
   From net realized gains from
      security transactions .............             --      (4,206,732)             --      (2,818,182)
   Return of capital ....................             --              --        (127,900)       (252,510)
                                            ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ........       (449,455)     (4,893,015)       (127,900)     (3,214,997)
                                            ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............        748,777         379,678       1,613,782       1,161,482
   Net asset value of shares issued
      in reinvestment of distributions
      to shareholders ...................        386,123       4,406,636         117,283       2,884,634
   Payments for shares redeemed. ........     (5,388,675)    (14,963,870)     (4,729,875)     (6,345,139)
                                            ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions.. .........     (4,253,775)    (10,177,556)     (2,998,810)     (2,299,023)
                                            ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .. .........    (10,986,086)    (13,402,573)    (13,526,379)     (4,811,330)

NET ASSETS
   Beginning of year ....................     32,057,683      45,460,256      32,316,525      37,127,855
                                            ------------    ------------    ------------    ------------
   End of year ..........................   $ 21,071,597    $ 32,057,683    $ 18,790,146    $ 32,316,525
                                            ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   (OVERDISTRIBUTED) NET
   INVESTMENT INCOME ....................   $    (13,328)   $     (7,197)   $         --    $         --
                                            ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold .................................         72,678          25,189         127,845          60,885
   Reinvested ...........................         32,928         311,807           8,974         158,224
   Redeemed .............................       (492,194)       (989,684)       (367,801)       (330,547)
                                            ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ...       (386,588)       (652,688)       (230,982)       (111,438)
   Shares outstanding, beginning of year       2,475,785       3,128,473       1,937,849       2,049,287
                                            ------------    ------------    ------------    ------------
   Shares outstanding, end of year ......      2,089,197       2,475,785       1,706,867       1,937,849
                                            ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                               JAMESTOWN                  JAMESTOWN TAX EXEMPT
                                                              SELECT FUND                     VIRGINIA FUND
                                                      ----------------------------    ----------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2009            2008            2009            2008
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss). ..................   $     48,891    $     (1,852)   $  1,002,793    $  1,002,394
   Net realized gains (losses) on
      security transactions .......................     (5,803,610)       (523,394)          8,422          16,403
   Net change in unrealized appreciation/
      depreciation on investments .................     (3,337,162)       (478,663)        488,234          92,995
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets from operations .........................     (9,091,881)     (1,003,909)      1,499,449       1,111,792
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (48,891)             --        (990,933)     (1,005,973)
   In excess of net investment income .............         (6,788)             --              --              --
   From net realized gains from
      security transactions .......................             --         (48,775)         (3,442)        (17,179)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ..................        (55,679)        (48,775)       (994,375)     (1,023,152)
                                                      ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................      2,033,815       6,625,526       4,688,555       3,083,061
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         52,968          46,579         845,363         849,870
   Payments for shares redeemed. ..................     (4,077,051)     (1,294,000)     (2,402,415)     (3,909,118)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from capital share transactions ................     (1,990,268)      5,378,105       3,131,503          23,813
                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ..................................    (11,137,828)      4,325,421       3,636,577         112,453

NET ASSETS
   Beginning of year ..............................     23,534,567      19,209,146      29,093,377      28,980,924
                                                      ------------    ------------    ------------    ------------
   End of year ....................................   $ 12,396,739    $ 23,534,567    $ 32,729,954    $ 29,093,377
                                                      ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ..........................   $         --    $         --    $     27,239    $     15,379
                                                      ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................        260,358         585,751         467,416         305,634
   Reinvested .....................................          7,778           3,937          83,841          84,618
   Redeemed .......................................       (555,455)       (114,276)       (237,160)       (389,550)
                                                      ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ..       (287,319)        475,412         314,097             702
   Shares outstanding, beginning of year ..........      2,264,544       1,789,132       2,880,740       2,880,038
                                                      ------------    ------------    ------------    ------------
   Shares outstanding, end of year ................      1,977,225       2,264,544       3,194,837       2,880,740
                                                      ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    12.95     $    14.53     $    14.97     $    14.92     $    15.40
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................           0.25           0.26           0.27           0.26           0.29
   Net realized and unrealized gains (losses)
      on investments .........................          (2.91)          0.27           0.69           1.06           0.14
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............          (2.66)          0.53           0.96           1.32           0.43
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......          (0.20)         (0.28)         (0.29)         (0.27)         (0.30)
   Distributions from net realized gains .....             --          (1.83)         (1.11)         (1.00)         (0.61)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.20)         (2.11)         (1.40)         (1.27)         (0.91)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    10.09     $    12.95     $    14.53     $    14.97     $    14.92
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................        (20.75%)         2.97%          6.57%          9.14%          2.83%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   21,072     $   32,058     $   45,460     $   56,879     $   62,235
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           1.14%          1.01%          0.94%          0.93%          0.92%

Ratio of net expenses to average net assets(b)          1.05%          0.95%          0.89%          0.89%          0.88%

Ratio of net investment income to
   average net assets ........................          2.10%          1.71%          1.80%          1.72%          1.87%

Portfolio turnover rate ......................            43%            30%            40%            49%            29%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    16.68     $    18.12     $    18.45     $    17.69     $    18.28
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................           0.08           0.08           0.10           0.07           0.12
   Net realized and unrealized gains (losses)
      on investments .........................          (5.68)          0.20           1.15           2.11           0.65
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............          (5.60)          0.28           1.25           2.18           0.77
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......             --          (0.08)         (0.10)         (0.07)         (0.12)
   Distributions from net realized gains .....             --          (1.50)         (1.48)         (1.35)         (1.24)
   Return of capital .........................          (0.07)         (0.14)            --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.07)         (1.72)         (1.58)         (1.42)         (1.36)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    11.01     $    16.68     $    18.12     $    18.45     $    17.69
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................        (33.63%)         0.94%          6.92%         12.69%          4.34%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   18,790     $   32,317     $   37,128     $   42,770     $   42,253
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           1.15%          0.99%          0.97%          0.97%          0.95%

Ratio of net expenses to average net assets(b)          1.10%          0.95%          0.91%          0.92%          0.90%

Ratio of net investment income
   to average net assets .....................          0.56%          0.38%          0.52%          0.36%          0.63%

Portfolio turnover rate ......................            69%            46%            53%            60%            34%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------
                                                                    YEAR           YEAR          PERIOD
                                                                   ENDED          ENDED          ENDED
                                                                  MARCH 31,      MARCH 31,      MARCH 31,
                                                                    2009           2008         2007 (a)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................     $    10.39     $    10.74     $    10.00
                                                                 ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ............................           0.02          (0.00)(c)       0.01
   Net realized and unrealized gains (losses) on investments          (4.11)         (0.33)          0.75
                                                                 ----------     ----------     ----------
Total from investment operations ...........................          (4.09)         (0.33)          0.76
                                                                 ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ....................          (0.03)            --          (0.02)
   In excess of net investment income ......................          (0.00)(c)         --             --
   Dividends from net realized gains .......................             --          (0.02)            --
                                                                 ----------     ----------     ----------
Total distributions ........................................          (0.03)         (0.02)         (0.02)
                                                                 ----------     ----------     ----------

Net asset value at end of period ...........................     $     6.27     $    10.39     $    10.74
                                                                 ==========     ==========     ==========

Total return(b) ............................................        (39.41%)        (3.07%)         7.55%(e)
                                                                 ==========     ==========     ==========

Net assets at end of period (000's) ........................     $   12,397     $   23,535     $   19,209
                                                                 ==========     ==========     ==========

Ratio of gross expenses to average net assets ..............          1.38%          1.24%          1.47%(d)

Ratio of net expenses to average net assets ................          1.38%          1.24%          1.25%(d)

Ratio of net investment income (loss) to average net assets           0.26%         (0.01%)         0.31%(d)

Portfolio turnover rate ....................................            86%            88%            46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    10.10     $    10.06     $    10.05     $    10.22     $    10.57
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income ......................           0.34           0.36           0.37           0.36           0.37
  Net realized and unrealized gains
    (losses) on investments ..................           0.13           0.05           0.01          (0.17)         (0.35)
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............           0.47           0.41           0.38           0.19           0.02
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income .......          (0.33)         (0.36)         (0.36)         (0.36)         (0.37)
  Distributions from net realized gains ......          (0.00)(b)      (0.01)         (0.01)            --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.33)         (0.37)         (0.37)         (0.36)         (0.37)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    10.24     $    10.10     $    10.06     $    10.05     $    10.22
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................          4.77%          4.09%          3.85%          1.83%          0.19%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   32,730     $   29,093     $   28,981     $   30,421     $   31,559
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           0.77%          0.77%          0.75%          0.73%          0.72%

Ratio of net expenses to average net assets ..          0.69%          0.69%          0.69%          0.69%          0.69%

Ratio of net investment income to
  average net assets .........................          3.31%          3.54%          3.66%          3.50%          3.60%

Portfolio turnover rate ......................            10%            13%            10%            22%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Represents less than a penny per share.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

consistent with those established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

---------------------------------------------------------------------------------------------------------
                                                                                              JAMESTOWN
                                                 JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT
                                                  BALANCED        EQUITY         SELECT        VIRGINIA
                                                    FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------
Level 1 - Quoted prices .....................   $ 11,788,649   $ 18,789,737   $ 12,084,172   $  1,092,367
Level 2 - Other significant observable inputs      9,187,827             --             --     31,202,942
Level 3 - Significant unobservable inputs ...             --             --             --             --
                                                ------------   ------------   ------------   ------------
Total .......................................   $ 20,976,476   $ 18,789,737   $ 12,084,172   $ 32,295,309
                                                ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

---------------------------------------------------------------------------------------------------------
                                                                    EXEMPT-
                            YEARS       ORDINARY     LONG-TERM     INTEREST      RETURN OF      TOTAL
                            ENDED        INCOME    CAPITAL GAINS   DIVIDENDS      CAPITAL   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund    3/31/09    $  449,455    $       --    $       --    $       --    $  449,455
                           3/31/08    $1,028,786    $3,864,229    $       --    $       --    $4,893,015
---------------------------------------------------------------------------------------------------------
Jamestown Equity Fund      3/31/09    $       --    $       --    $       --    $  127,900    $  127,900
                           3/31/08    $  328,829    $2,633,658    $       --    $  252,210    $3,214,997
---------------------------------------------------------------------------------------------------------
Jamestown Select Fund      3/31/09    $   55,679    $       --    $       --    $       --    $   55,679
                           3/31/08    $   48,775    $       --    $       --    $       --    $   48,775
---------------------------------------------------------------------------------------------------------
Jametown Tax Exempt        3/31/09    $       --    $    3,442    $  990,933    $       --    $  994,375
   Virginia Fund           3/31/08    $       --    $   17,179    $1,005,973    $       --    $1,023,152
---------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings (accumulated deficit) at March 31, 2009 was as follows:


-----------------------------------------------------------------------------------------------
                                                                                    JAMESTOWN
                                    JAMESTOWN      JAMESTOWN        JAMESTOWN       TAX EXEMPT
                                     BALANCED        EQUITY           SELECT         VIRGINIA
                                       FUND           FUND             FUND            FUND
-----------------------------------------------------------------------------------------------
Cost of portfolio investments ..   $ 21,493,822    $ 20,290,985    $ 15,158,847    $ 31,243,920
                                   ============    ============    ============    ============
Gross unrealized appreciation ..   $  1,795,531    $  1,998,570    $    331,893    $  1,067,912
Gross unrealized depreciation ..     (2,312,877)     (3,499,818)     (3,406,568)        (16,523)
                                   ------------    ------------    ------------    ------------
Net unrealized appreciation
   (depreciation) on investments       (517,346)     (1,501,248)     (3,074,675)      1,051,389
                                   ------------    ------------    ------------    ------------
Accumulated undistributed
  ordinary income ..............             --              --              --          12,643
Accumulated undistributed
   long-term gains .............             --              --              --           5,048
Capital loss carryforwards .....       (931,525)     (1,615,894)     (3,848,385)             --
Post-October losses ............       (264,645)       (867,989)     (2,435,731)             --
Other temporary differences ....             --              --              --         (12,643)
                                   ------------    ------------    ------------    ------------
Total distributable earnings
   (accumulated deficit) .......   $ (1,713,516)   $ (3,985,131)   $ (9,358,791)   $  1,056,437
                                   ============    ============    ============    ============
-----------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of March 31, 2009, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                 EXPIRES
                                             AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
The Jamestown Balanced Fund              $931,525 2017             2017
                                         =============
The Jamestown Equity Fund                $   1,615,894             2017
                                         =============
The Jamestown Select Fund                $     229,908             2016
                                             3,618,477             2017
                                         -------------
                                         $   3,848,385
                                         =============
--------------------------------------------------------------------------------

In addition, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund had net realized capital losses of $264,645, $867,989 and $2,435,731, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in the future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2009, The Jamestown Balanced Fund reclassified $4,216 of overdistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund's net assets or net asset value per share.

For the year ended March 31, 2009, The Jamestown Balanced Fund and The Jamestown Equity Fund reclassified distributions in excess of net realized gains of
$166,457 and $155,647, respectively, against accumulated undistributed net investment income on the Statements of Assets and Liabilities. In addition, The Jamestown Balanced Fund and The Jamestown Select Fund reclassified distributions in excess of net investment income of $36,853 and $6,788, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Jamestown Equity Fund reclassified return of capital distributions of $135,024 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2009:

----------------------------------------------------------------------------------------------
                                                                                   JAMESTOWN
                                      JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT
                                       BALANCED        EQUITY         SELECT        VIRGINIA
                                         FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------
Purchase of investment securities    $ 10,653,478   $ 17,137,906   $ 15,432,606   $  5,355,092
                                     ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities ......   $ 12,514,348   $ 19,409,959   $ 17,493,958   $  2,813,268
                                     ============   ============   ============   ============
----------------------------------------------------------------------------------------------

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2009, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $24,741 of the Fund's investment advisory fees during the year ended March 31, 2009.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2009.

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund,
and The Jamestown Select Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD                  LENGTH OF
  TRUSTEE                     ADDRESS                            AGE    WITH THE TRUST                 TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road               72    Chairman and                   Since
                              Manakin-Sabot, VA                         Trustee                        June 1991
-----------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    802 Bayberry Court, Suite 400       72    Trustee and                    Since
                              Richmond, VA                              Vice President                 September 1988
-----------------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                     55    Trustee                        Since
                              Lynchburg, VA                                                            September 1988
-----------------------------------------------------------------------------------------------------------------------
  Robert S. Harris            100 Darden Boulevard                59    Trustee                        Since
                              Charlottsville, VA                                                       January 2007
-----------------------------------------------------------------------------------------------------------------------
  J. Finley  Lee,  Jr.        4488 Pond Apple Drive North         69    Trustee                        Since
                              Naples, FL                                                               September 1988
-----------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond              69    Trustee                        Since
                              Richmond, VA                                                             March 1993
-----------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintoport Boulevard           49    Trustee                        Since
                              Saraland, AL                                                             March 1993
-----------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                   73    Trustee                        Since
                              Richmond, VA                                                             November 1988
-----------------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III     1802 Bayberry Court, Suite 400      44    President, Jamestown           Since
                              Richmond, VA                              Balanced Fund and              January 1996
                                                                        Jamestown Equity Fund;
                                                                        Vice President, Jamestown
                                                                        Select Fund
-----------------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III     1802 Bayberry Court, Suite 400      46    President, Jamestown           Since
                              Richmond, VA                              Tax Exempt Virginia Fund       July 2005
-----------------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400      61    President, Jamestown Select    Since
                              Richmond, VA                              Fund; Vice President,          February 2002
                                                                        Jamestown Balanced Fund
                                                                        and Jamestown Equity Fund
-----------------------------------------------------------------------------------------------------------------------
  Austin Brockenbrough IV     1802 Bayberry Court, Suite 400      39    Vice President, Jamestown      Since
                              Richmond, VA                              Select Fund                    August 2006
-----------------------------------------------------------------------------------------------------------------------
  Connie R. Taylor            1802 Bayberry Court, Suite 400      59    Vice President, Jamestown      Since
                              Richmond, VA                              Balanced Fund and              March 1993
                                                                        Jamestown Equity Fund
-----------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450       52    Vice President                 Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450       47    Treasurer                      Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450       52    Secretary                      Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom               225 Pictoria Drive, Suite 450       40    Chief Compliance Officer       Since
                              Cincinnati, OH                                                           August 2006
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-866-738-1126.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2009. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Select Fund intend to designate up to a maximum amount of $449,455 and $55,679, respectively, as taxed at a maximum rate of 15%. The Jamestown Tax Exempt Virginia Fund designates $3,442 as long-term gain distributions. For the fiscal year ended March 31, 2009, 46% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2008 through March 31, 2009).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                    Beginning           Ending
                                  Account Value     Account Value     Expenses
                                    October 1,         March 31,     Paid During
                                       2008              2009          Period*
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   844.20        $ 5.29
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,019.20        $ 5.79
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   731.80        $ 5.53
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,018.55        $ 6.44
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   694.10        $ 6.80
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,016.90        $ 8.10
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $ 1,054.30        $ 3.53
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00         $1.021.49        $ 3.48
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

              The Jamestown Balanced Fund                   1.15%
              The Jamestown Equity Fund                     1.28%
              The Jamestown Select Fund                     1.61%
              The Jamestown Tax Exempt Virginia Fund        0.69%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2008 performance of The Jamestown Balanced Fund and The Jamestown Equity Fund, which exceeded the returns of their respective primary benchmark and Lipper category average, as well as the longer term performance of such Funds, LB&C has provided quality portfolio management services to the Funds; (ii) the performance of The Jamestown Tax Exempt Virginia Fund has been extremely good, as the Fund's return for 2008 ranked within the 2nd percentile of comparably managed funds according to Morningstar, Inc. and the Fund maintained a 4-star Morningstar rating overall and a 5-star Morningstar rating for 3 years as of December 31, 2008; (iii) although The Jamestown Select Fund trailed the returns of its primary benchmark and the average of its Lipper category for 2008, the Fund's performance since inception on October 31, 2006 is competitive with such returns; (iv) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund are competitive with comparably managed funds and each Fund's operating expense ratio is lower than or equal to the average expense ratio for comparably managed funds, according to statistics derived from Morningstar; and (v) the investment advisory fees and operating expense ratio of The Jamestown Tax Exempt Virginia Fund are lower than the average advisory fees and operating expense ratios for comparably managed funds, according to statistics derived from Morningstar, particularly after factoring in voluntary fee waivers by LB&C. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

================================================================================

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Dr. Robert S. Harris. Dr. Harris is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $136,310 and $140,992 with respect to the registrant's fiscal years ended March 31, 2009 and 2008, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 and $27,500 with respect to the registrant's fiscal years ended March 31, 2009 and 2008, respectively. The services comprising these fees are the preparation of the registrant's federal income tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

            o Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters--$5,000

            o Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies--$5,000

            o     All  tax   services   provided  to  the   registrant   in  the
                  aggregate--$5,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended March 31, 2009 and 2008, aggregate non-audit fees of $0 and $27,500, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*     /s/ John F. Splain
                           -----------------------------------------------------
                              John F. Splain, Secretary

Date     May 28, 2009
      ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ John T. Bruce
                           -----------------------------------------------------
                              John T. Bruce, President (FBP Value Fund and FBP
                              Balanced Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/ Thomas W. Leavell
                           -----------------------------------------------------
                              Thomas W. Leavell, President (The Government
                              Street Equity Fund, The Government Street Mid-Cap
                              Fund and The Alabama Tax Free Bond Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/ Charles M. Caravati III
                           -----------------------------------------------------
                              Charles M. Caravati III, President (The Jamestown
                              Balanced Fund and The Jamestown Equity Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/ Joseph A. Jennings III
                           -----------------------------------------------------
                              Joseph A. Jennings III, President (The Jamestown
                              Tax Exempt Virginia Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/ Lawrence B. Whitlock, Jr.
                           -----------------------------------------------------
                              Lawrence B. Whitlock, Jr., President (The
                              Jamestown Select Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/  Joseph L. Antrim III
                           -----------------------------------------------------
                              Joseph L. Antrim III, President (The Davenport
                              Core Fund)

Date     May 28, 2009
      ---------------------

By (Signature and Title)*     /s/ Mark J. Seger
                           -----------------------------------------------------
                              Mark J. Seger, Treasurer

Date     May 28, 2009
      ---------------------

* Print the name and title of each signing officer under his or her signature.